UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Nielsen Holdings plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Nielsen Holdings plc

PROXY STATEMENT

Annual General Meeting of Shareholders

nielsen

June 21, 2016 | 9:00 a.m. (Eastern Time)

April 29, 2016

Dear Fellow Shareholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual General Meeting of Shareholders of Nielsen Holdings plc to be held at 9:00 a.m. (Eastern Time) on Tuesday, June 21, 2016. Once again this year you will be able to attend the Annual General Meeting online, vote your shares electronically and ask questions during the meeting by visiting nielsen.onlineshareholdermeeting.com.

Our Board of Directors has fixed the close of business on April 22, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at our Annual General Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Annual General Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning the proxy card (if you received one), or by attending the Annual General Meeting online.

We are pleased to have utilized for the first time the U.S. Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet rather than in paper form. We believe that this e-proxy process will expedite our shareholders’ receipt of proxy materials and lower the costs, and reduce the environmental impact, of our Annual General Meeting. Accordingly, unless you have previously requested to receive proxy materials in paper form, you will receive a Notice of Internet Availability of Proxy Materials (the “Notice”). If you received a Notice by mail and did not receive, but would like to receive, a printed copy of our proxy materials, you should follow the instructions for requesting such materials included on page 6 of this proxy statement or in the Notice.

Our proxy materials are first being distributed or made available to shareholders, as the case may be, on or about April 29, 2016.

Thank you for your continued support.

Sincerely,

Mitch Barns

Chief Executive Officer

2016 PROXY STATEMENT

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider. You should read the complete proxy statement and annexes before voting.

ANNUAL GENERAL MEETING: JUNE 21, 2016 AT 9:00 A.M. E.T.

TO ATTEND BY INTERNET (NO PHYSICAL MEETING LOCATION): nielsen.onlineshareholdermeeting.com

ANNUAL REPORTS AND PROXY MATERIALS

Available at www.proxyvote.com (use the 16-digit control number included on your Notice or proxy card) and at www.nielsen.com/investors.

PROPOSALS TO BE VOTED UPON

Proposal		Board Recommendation
Proposal No. 1	Election of Directors	for each nominee
Proposal No. 2	Ratification of Independent Registered Public Accounting Firm
Proposal No. 3	Reappointment of UK Statutory Auditor
Proposal No. 4	Authorization of the Board of Directors to Determine UK Statutory Auditor Compensation
Proposal No. 5	Approval of the Nielsen Holdings plc 2016 Employee Share Purchase Plan
Proposal No. 6	Non-Binding, Advisory Vote on Executive Compensation
Proposal No. 7	Non-Binding, Advisory Vote on Directors’ Compensation Report
Proposal No. 8	Approval of Directors’ Compensation Policy

NOMINEES FOR BOARD OF DIRECTORS

Nominee	Age	Principal Occupation	Committees
James A. Attwood, Jr.	57	Managing Director, The Carlyle Group	Nomination and Corporate Governance
Mitch Barns	52	Chief Executive Officer, Nielsen Holdings plc	—
David L. Calhoun	58	Head of Private Equity Portfolio Operations, The Blackstone Group L.P.	—
Karen M. Hoguet	59	Chief Financial Officer of Macy’s Inc.	Audit
James M. Kilts	68	Founding Partner of Centerview Capital	Nomination and Corporate Governance
Harish Manwani	62	Former Chief Operating Officer of Unilever	Compensation
Kathryn V. Marinello	59	Senior Advisor of Ares Management LLC	Audit, Compensation
Robert C. Pozen	69	Senior Lecturer at MIT	Audit, Nomination and Corporate Governance
Vivek Y. Ranadivé	58	Former Chief Executive Officer and Chairman of TIBCO Software Inc.	Compensation, Nomination and Corporate Governance
Javier G. Teruel	65	Partner of Spectron Desarrollo, SC	Audit, Compensation
Lauren Zalaznick	53	Former Executive Vice President of NBCUniversal	Nomination and Corporate Governance

2016 PROXY STATEMENT SUM1

PROXY VOTING METHODS

Shareholders holding shares of Nielsen Holdings plc (“Nielsen” or “we”) at the close of business in New York on April 22, 2016 may vote their shares by proxy through the Internet, by telephone or by mail or by attending the Annual General Meeting online. For shares held through a bank, broker or other nominee, shareholders may vote by submitting voting instructions to the bank, broker or other nominee. To reduce our administrative and postage costs, we ask that shareholders vote through the Internet or by telephone, both of which are available 24 hours a day, seven days a week. Shareholders may revoke their proxies at the times and in the manners described on page 4 of this proxy statement.

If you are a shareholder of record or hold shares through a broker, bank or other nominee and are voting by proxy through the Internet, by telephone or by mail, your vote must be received by 11:59 p.m. (Eastern Time) on June 20, 2016 to be counted.

If you hold shares through Nielsen’s 401(k) plan, the plan trustee, Fidelity Management Trust Company, will vote according to the instructions received from you provided that your instructions are received by 11:59 p.m. Eastern Time on June 16, 2016. Your instructions cannot be changed or revoked after that time, and the shares you hold through the 401(k) plan cannot be voted at the Annual General Meeting.

TO VOTE BY PROXY:

BY INTERNET	BY TELEPHONE	BY MAIL

•     Go to the website www.proxyvote.com 24 hours a day, seven days a week (before the meeting) or nielsen.onlineshareholdermeeting.com (during the meeting) and follow the instructions.

•     You will need the 16-digit control number included on your Notice or proxy card in order to vote online.

•     From a touch-tone phone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

•     You will need the 16-digit control number included on your proxy card in order to vote by telephone.

•     Mark your selections on your proxy card (if you received one).

•     Date and sign your name exactly as it appears on your proxy card.

•     Mail the proxy card in the postage-paid envelope that will be provided to you.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

2016 PROXY STATEMENT SUM2

NIELSEN HOLDINGS PLC

The 2016 annual general meeting of shareholders (the “Annual Meeting”) of Nielsen Holdings plc (the “Company”) will be held online via live webcast on June 21, 2016 at 9:00 a.m. (Eastern Time). You will be able to attend the Annual Meeting online, vote your shares electronically and ask questions during the meeting by visiting nielsen.onlineshareholdermeeting.com.

At the Annual Meeting, you will be asked to consider and vote on the resolutions under Proposals 1 to 8 below. All resolutions below will be proposed as ordinary resolutions. In addition, our UK annual report and accounts for the year ended December 31, 2015, which consists of the UK statutory accounts, the UK statutory directors’ report, the UK statutory directors’ compensation report, the UK statutory strategic report and the UK statutory auditor’s report (the “UK Annual Report and Accounts”) has been made available to shareholders together with the other proxy materials and there will be an opportunity at the Annual Meeting for shareholders to ask questions or make comments on the UK Annual Report and Accounts.

Proposal No. 1 Election of Directors

a.	To re-elect James A. Attwood, Jr. as a Director of the Company

b.	To re-elect Mitch Barns as a Director of the Company

c.	To re-elect David L. Calhoun as a Director of the Company

d.	To re-elect Karen M. Hoguet as a Director of the Company

e.	To re-elect James M. Kilts as a Director of the Company

f.	To re-elect Harish Manwani as a Director of the Company

g.	To re-elect Kathryn V. Marinello as a Director of the Company

h.	To re-elect Robert Pozen as a Director of the Company

i.	To re-elect Vivek Ranadivé as a Director of the Company

j.	To re-elect Javier G. Teruel as a Director of the Company

k.	To re-elect Lauren Zalaznick as a Director of the Company

Proposal No. 2 Ratification of Independent Registered Public Accounting Firm

To ratify the appointment of Ernst & Yong LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016

Proposal No. 3 Reappointment of UK Statutory Auditor

To reappoint Ernst & Young LLP as the Company’s UK statutory auditor to audit our UK statutory annual accounts for the year ending December 31, 2016 and hold office until the completion of the next annual general meeting of shareholders at which the accounts are presented

2016 PROXY STATEMENT

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

Proposal No. 4 Authorization of the Board of Directors to Determine UK Statutory Auditor Compensation

To authorize the Board of Directors to determine the compensation of Ernst & Young LLP in its capacity as the Company’s UK statutory auditor

Proposal No. 5 Approval of the Nielsen Holdings plc 2016 Employee Share Purchase Plan

To approve the Nielsen Holdings plc 2016 Employee Share Purchase Plan

Proposal No. 6 Non-Binding, Advisory Vote on Executive Compensation

To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the rules of the U.S. Securities and Exchange Commission

Proposal No. 7 Non-Binding, Advisory Vote on Directors’ Compensation Report

To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2015, included in the UK Annual Report and Accounts and this proxy statement

Proposal No. 8 Approval of Directors’ Compensation Policy

To approve the Directors’ Compensation Policy, which is set out in the Directors’ Compensation Report for the year ended December 31, 2015 contained in the UK Annual Report and Accounts and this proxy statement

Other business

Shareholders may also be asked to consider such other business as may properly come before the Annual Meeting or any adjournments or postponement thereof.

The Directors consider that all the Proposals to be put to the Annual Meeting are in the best interest of the Company and its shareholders as a whole. The Directors unanimously recommend that you vote “For” each Proposal and the related resolutions.

Whether or not you plan to attend the Annual Meeting, please vote electronically or by telephone or please sign and date your proxy card (if you received one) and return it promptly and in any event no later than 11:59 p.m. (Eastern Time) on June 20, 2016, or 11:59 p.m. (Eastern Time) on June 16, 2016 in the case of shareholders holding shares through Nielsen’s 401(k) plan. If your shares are held through a bank, broker or other nominee, you may vote by submitting voting instructions to your bank, broker or other nominee. If you hold shares through Nielsen’s 401(k) plan, you may vote by submitting instructions to the plan trustee, Fidelity Management Trust Company. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. Shareholders may vote at the Annual Meeting, thereby canceling any previous proxy. Shares held through Nielsen’s 401(k) plan cannot be voted online at the Annual Meeting.

April 29, 2016

By Order of the Board of Directors,

Harris Black

Corporate Secretary

Registered Office: AC Nielsen House, London Road, Oxford, Oxfordshire OX3 9RX, United Kingdom

Registered in England and Wales No. 09422989

2016 PROXY STATEMENT

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

Notes:

1.	In accordance with our articles of association (the ‘‘Articles’’), all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. All resolutions will be proposed as ordinary resolutions, which under applicable law means that each resolution must be passed by a simple majority of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy. Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy materials relating to such proposals.

2.	The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the UK Companies Act 2006 will be made available on the Company’s website as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

3.	To be entitled to attend and vote at the Annual Meeting and any adjournment or postponement thereof, shareholders must be registered in the register of members of the Company at the close of business in New York on April 22, 2016. Changes to the Register of Members after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the meeting. If you hold shares through a broker, bank or other nominee, you can attend the Annual Meeting and vote by following the instructions you receive from your bank, broker or other nominee.

4.	Shareholders are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the meeting. A shareholder may appoint more than one proxy in relation to the meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. A proxy need not be a shareholder of the Company.

5.	If you are a shareholder of record or hold shares through a broker, bank or other nominee and are voting by proxy through the Internet, by telephone or by mail, your vote must be received by 11:59 p.m. (Eastern Time) on June 20, 2016 to be counted. A shareholder of record who has returned a proxy instruction is not prevented from attending the Annual Meeting and voting in person if he/she wishes to do so. If you hold shares through Nielsen’s 401(k) plan, the plan trustee, Fidelity Management Trust Company, will vote according to the instructions received from you provided that your instructions are received by 11:59 p.m. Eastern Time on June 16, 2016. Your instruction cannot be changed or revoked after that time, and the shares you hold through the 401(k) plan cannot be voted online at the Annual Meeting.

6.	You may revoke a previously delivered proxy at any time prior to the Annual Meeting. Shareholders may vote at the Annual Meeting, thereby cancelling any previous proxy. Shares held through Nielsen’s 401(k) plan cannot be voted online at the Annual Meeting.

7.	Shareholders meeting the threshold requirements set out in the UK Companies Act 2006 have the right to require the Company to publish on the Company’s website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be presented before the Annual Meeting; or (ii) any circumstance connected with the auditor of the Company ceasing to hold office since the previous annual general meeting at which annual accounts and reports were presented in accordance with the UK Companies Act 2006. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with the UK Companies Act 2006. Where the Company is required to place a statement on a website under the UK Companies Act 2006, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Annual Meeting includes any statement that the Company has been required under the UK Companies Act 2006 to publish on a website.

8.	Pursuant to the rules of the U.S. Securities and Exchange Commission, our proxy statement (including this Notice of Annual General Meeting), our US annual report for the year ended December 31, 2015 (including the annual report on Form 10-K for the year ended December 31, 2015), our UK Annual Report and Accounts and related information prepared in connection with the Annual Meeting are available at: www.proxyvote.com and www.nielsen.com/investors. You will need the 16-digit control number included on your Notice or proxy card in order to access the proxy materials on www.proxyvote.com. These proxy materials will be available free of charge.

2016 PROXY STATEMENT

1	General Information
7	Proposal No. 1 Election of Directors
7	Nominees for Election to the Board of Directors
11	The Board of Directors and Certain Governance Matters
11	Director Independence and Independence Determinations
12	Leadership Structure
12	Board Committees and Meetings
13	Committee Membership and Responsibilities
14	Board and Committee Evaluation
14	Risk Oversight
14	Executive Sessions
14	Committee Charters and Corporate Governance Guidelines
15	Code of Conduct and Procedures for Reporting Concerns about Misconduct
15	Director Nomination Process
16	Communications with Directors
16	Executive Officers of the Company
18	Proposal No. 2 Ratification of Independent Registered Public Accounting Firm
18	Audit and Non-Audit Fees
19	Audit Committee Pre-Approval Policies and Procedures
19	Audit Committee Report
20	Proposal No. 3 Reappointment of UK Statutory Auditor

21	Proposal No. 4 Authorization of the Board of Directors to Determine UK Statutory Auditor Compensation
22	Proposal No. 5 Approval of the Nielsen Holdings plc 2016 Employee Share Purchase Plan
26	Proposal No. 6 Non-Binding, Advisory Vote on Executive Compensation
27	Executive Compensation
64	Proposal No. 7 Non-Binding, Advisory Vote on Directors’ Compensation Report
65	Proposal No. 8 Approval of the Directors’ Compensation Policy
66	Director Compensation
67	Director Compensation for the 2015 Fiscal Year
69	Equity Compensation Plan Information
70	Ownership of Securities
72	Section 16(a) Beneficial Ownership Reporting Compliance
72	Certain Relationships and Related Party Transactions
73	Shareholder Proposals for the 2017 Annual General Meeting of Shareholders
73	Householding of Proxy Materials
74	Form 10-K
74	Other Business
A-1	Annex A – Nielsen Holdings plc 2016 Employee Share Purchase Plan
B-1	Annex B – Directors’ Compensation Report
C-1	Annex C – Directors’ Compensation Policy

2016 PROXY STATEMENT TOC

The following questions and answers are intended to address briefly some commonly asked questions regarding our Annual General Meeting of Shareholders to be held on June 21, 2016 (the “Annual Meeting”). These questions and answers may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement for more information. For instructions on obtaining the documents incorporated by reference, see “Incorporation by Reference.”

Q:	WHY AM I BEING PROVIDED WITH THESE PROXY MATERIALS?

A:	We are providing this proxy statement to you in connection with the solicitation by the Board of Directors (the “Board”) of Nielsen Holdings plc (“Nielsen,” “we” or the “Company”) of proxies to be voted at our Annual Meeting, and at any postponements or adjournments of the Annual Meeting. A Notice of Annual General Meeting of Shareholders required under the UK Companies Act 2006 is also attached to this proxy statement. We have either (1) delivered to you a Notice of Internet Availability of Proxy Materials (the “Notice”) and made these proxy materials available to you on the Internet or (2) delivered printed versions of these materials, including a proxy card, to you by mail. We encourage you to read the proxy statement carefully. Directors, officers and other Company employees may solicit proxies by telephone or otherwise. Banks, brokers and other nominees will also be requested to solicit proxies or authorizations from beneficial owners. We have retained D.F. King & Co., Inc. to assist in soliciting proxies. You are invited to attend the Annual Meeting and vote your shares online.

Q:	WHY DID I RECEIVE A ONE-PAGE NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS THIS YEAR INSTEAD OF A FULL SET OF PROXY MATERIALS?

A:	Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide shareholders access to our proxy materials over the Internet. We believe that this e-proxy process will expedite our shareholders’ receipt of proxy materials and lower the costs, and reduce the environmental impact, of our Annual Meeting. Accordingly, we sent a Notice on or about April 29, 2016 to shareholders of record entitled to vote at the Annual Meeting. All shareholders will have the ability to access the proxy materials on a website referred to in the Notice and to download printable versions of the proxy materials or to request and receive a printed set of the proxy materials from us. Instructions on how to access the proxy materials over the Internet or to request a printed copy from us may be found on the Notice. We encourage you to read the proxy statement carefully.

Q:	WHAT WILL I NEED IN ORDER TO ATTEND THE ANNUAL MEETING?

A:	We will be hosting the Annual Meeting live via the Internet. There is no physical meeting location for the Annual Meeting. Any shareholder can attend the Annual Meeting live via the Internet at nielsen.onlineshareholdermeeting.com. The webcast will start at 9:00 a.m. (Eastern Time) on June 21, 2016. You will need your 16-digit control number included on your Notice or proxy card in order to be able to enter the Annual Meeting. Instructions on how to attend and participate via the Internet are posted at www.proxyvote.com (before the meeting) and nielsen.onlineshareholdermeeting.com (during the meeting). Shareholders may vote and ask questions while attending the Annual Meeting via the Internet. However, shares held through Nielsen’s 401(k) plan cannot be voted online at the Annual Meeting.

2016 PROXY STATEMENT 1

GENERAL INFORMATION

Q:	WHAT AM I VOTING ON?

A:	You are being asked to vote on the following proposals scheduled to be voted on at the Annual Meeting:

To elect the Directors of the Board as listed herein;

To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016;

To reappoint Ernst & Young LLP as our UK statutory auditor to audit our UK statutory annual accounts for the year ending December 31, 2016 and to hold office until the completion of the next annual meeting of the shareholders at which the accounts are presented;

To authorize the Board of Directors to determine the compensation of Ernst & Young LLP in its capacity as the Company’s UK statutory auditor;

To approve the Nielsen Holdings plc 2016 Employee Share Purchase Plan;

To approve on a non-binding, advisory basis the compensation of our named executive officers as disclosed in the proxy statement pursuant to the U.S. Securities and Exchange (the “SEC”) rules;

To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2015, which is set out in the UK annual report and accounts of the Company for the year ended December 31, 2015 and this proxy statement; and

To approve the Directors’ Compensation Policy, which is set out in the Directors’ Compensation Report in the UK annual report and accounts of the Company for the year ended December 31, 2015 and this proxy statement.

Shareholders may also be asked to consider such other business as may properly come before the Annual Meeting or any adjournments or postponement thereof.

Q:	WHO IS ENTITLED TO VOTE?

A:	Holders of shares in the Company as of the close of business on April 22, 2016 (the “record date”) may vote at the Annual Meeting.

Q:	WHAT CONSTITUTES A QUORUM?

A:	Generally, two shareholders present at the meeting and entitled to vote are a quorum.

Q:	HOW MANY VOTES DO I HAVE?

A:	Shareholders holding shares in the Company at the close of business on April 22, 2016 are entitled to one vote at our Annual Meeting for each share held by them. As of April 22, 2016, the Company had 360,805,015 shares in issue.

Q:	HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

A:

Approval of resolutions at any shareholder meeting requires the affirmative vote of, in the case of an ordinary resolution, a simple majority and, in the case of a special resolution, at least 75% of the votes cast at the meeting in person or by proxy. All proposals to be voted on in the Annual Meeting are ordinary resolutions and therefore require the affirmative vote of a simple majority of the votes cast at the Annual Meeting in person or by proxy. It is important to note that votes on resolutions 2, 6 and 7 are non-binding and advisory. Therefore, the Company and/or the Board of Directors may

2016 PROXY STATEMENT 2

GENERAL INFORMATION

determine to act in a manner inconsistent with the outcomes of such votes. However, the Board values the opinions of the Company’s shareholders as expressed through their advisory votes and, accordingly, the Board intends to review and consider the voting results on such resolutions.

Q:	HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A:	Our Board of Directors (the “Board”) recommends that you vote your shares:

•	“FOR” each of the nominees for Directors of the Board set forth in this proxy statement;

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016;

•	“FOR” the reappointment of Ernst & Young LLP as our UK statutory auditor who will audit our UK statutory annual accounts for the year ending December 31, 2016;

•	“FOR” the authorization of our Board of Directors to determine the compensation of Ernst & Young LLP in its capacity as our UK statutory auditor;

•	“FOR” the approval of the Nielsen Holdings plc 2016 Employee Share Purchase Plan;

•	“FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to SEC rules;

•	“FOR” the approval of the Directors’ Compensation Report for the year ended December 31, 2015; and

•	“FOR” the approval of the Directors’ Compensation Policy.

Q:	HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A:	If you are a shareholder of record on April 22, 2016, you may vote by granting a proxy:

•

By Internet: If you have Internet access, you may submit your proxy by going to www.proxyvote.com (before the meeting) or at nielsen.onlineshareholdermeeting.com (during the meeting) and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit control number included on your Notice or proxy card in order to vote by Internet.

•

By Telephone: If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit control number included on your Notice or proxy card in order to vote by telephone.

•

By Mail: By completing, signing and dating your proxy card (if you received one) where indicated and by mailing or otherwise returning the proxy card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

For shares held in “street name,” you may vote by submitting voting instructions to your bank, broker or nominee.

Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Time) on June 20, 2016 for the voting of shares held by shareholders of record or held in “street name” and 11:59 p.m. (Eastern Time) on June 16, 2016 for the voting of shares held through Nielsen’s 401(k) plan.

Mailed proxy cards with respect to shares held by shareholders of record or in “street name” must be received no later than June 20, 2016. Mailed proxy cards with respect to shares held through Nielsen’s 401(k) plan must be received no later than June 16, 2016.

2016 PROXY STATEMENT 3

GENERAL INFORMATION

Q:	MAY I VOTE AT THE ANNUAL MEETING RATHER THAN BY PROXY?

A:	Although we encourage you to vote through the Internet or the telephone or to complete and return a proxy card (if you received one) prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares online. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

All holders of shares in the Company as of April 22, 2016, including shareholders of record and shareholders who hold their shares through banks, brokers, other nominees or any other holders of record as of April 22, 2016, are encouraged to attend the Annual Meeting online. You will need your 16-digit control number included on your Notice or proxy card in order to be able to enter the Annual Meeting online.

Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OR ONE SET OF PROXY MATERIALS ON OR ABOUT THE SAME TIME?

A:	It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card (if you received one) or, if you vote by Internet or telephone, vote once for each Notice or proxy card you receive.

Q:	MAY I CHANGE MY VOTE OR REVOKE MY PROXY?

A:	Yes. Whether you have voted by Internet, telephone or mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:

•	Voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on June 20, 2016;

•	Submitting a properly signed proxy card (if you received one) with a later date that is received no later than June 20, 2016;

•	Sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than June 20, 2016; or

•	Attending the Annual Meeting, revoking your proxy and voting online.

If you hold shares through the Nielsen 401(k) plan, you may change your vote and revoke your proxy by any of the first three methods listed above if you do so no later than 11:59 p.m. (Eastern Time) on June 16, 2016. You cannot, however, revoke or change your proxy with respect to shares held through the Nielsen 401(k) plan after that date, and you cannot vote those shares at the Annual Meeting.

If you hold shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy by attending the Annual Meeting online.

We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the deadlines mentioned above. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the Notice or the proxy card is the date of the proxy.

Q:	HOW ARE VOTES COUNTED?

A:	Abstentions: Votes may be cast in favor of or against or you may abstain from voting. If you intend to abstain from voting for any director nominee or any other proposal, you will need to check the abstention box for such director nominee or proposal, in which case your vote will not have any effect on the outcome of the election of such director nominee or on the outcome of such proposal.

2016 PROXY STATEMENT 4

GENERAL INFORMATION

Broker Non-Votes: Broker non-votes occur when shares held by a bank, broker or other nominee are not voted with respect to a proposal because (1) the bank, broker or other nominee has not received voting instructions from the shareholder who beneficially owns the shares and (2) the bank, broker or other nominee lacks the authority to vote the shares at its/his/her discretion. Proposals Nos. 1, 5, 6, 7 and 8 are considered to be non-routine matters under NYSE rules. Accordingly, any bank, broker or other nominee holding your shares will not be permitted to vote on those proposals at the meeting without receiving voting instructions from you.

If you just sign and submit your proxy card (if you received one) without giving specific voting instructions, this will be construed as an instruction to vote the shares as recommended by the Board of Directors, so your shares will be voted “FOR” each director nominee listed herein (Proposal No. 1) and “FOR” Proposal Nos. 2, 3, 4, 5, 6, 7, and 8, and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted on.

Abstentions and broker “non-votes” will not affect the voting results.

Q:	WHO WILL COUNT THE VOTES?

A:	Representatives of Broadridge Financial Solutions, Inc. (the “Inspectors of Election”) will tabulate the votes and act as inspectors of election.

Q:	COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

A:	At the date this proxy statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement.

If other matters are properly presented to be considered and voted on at the Annual Meeting for consideration and you are a shareholder of record and have submitted a proxy card (if you received one), the persons named in your proxy card will have the discretion to vote on those matters for you.

Q:	WHO IS SOLICITING MY PROXY?

A:	Proxies are being solicited by and on behalf of our Board of Directors.

Q:	WHO WILL PAY FOR THE COST OF THIS PROXY SOLICITATION?

A:	We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, internet and facsimile transmission. In addition, we have hired D.F. King & Co., Inc. to assist in soliciting proxies. We expect to pay approximately $10,000 plus reasonable out-of-pocket expenses for these services.

Q:	IS MY VOTE CONFIDENTIAL?

A:	Proxy cards and voting tabulations that identify individual shareholders are mailed or returned directly to the Inspectors of Election and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:

•	as needed to permit the Inspectors of Election to tabulate and certify the vote;

•	as required by law; or

•	in limited circumstances such as a proxy contest in opposition to the Board of Directors.

In addition, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

2016 PROXY STATEMENT 5

GENERAL INFORMATION

COMPANY INFORMATION AND MAILING ADDRESS

Nielsen Holdings plc is a public limited company incorporated under the laws of England and Wales.

Our shares trade in U.S. dollars on the NYSE under the symbol “NLSN.” Our principal executive offices in the United States are located at 85 Broad Street, New York, NY 10004. Our telephone number is 1 (646) 654-5000. Our website address is www.nielsen.com. Information on our website is not incorporated into this proxy statement.

The terms “Company,” “Nielsen,” “we,” “our” or “us,” as used herein, refer to Nielsen Holdings plc (formerly known as Nielsen N.V.), unless otherwise stated or indicated by context.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 21, 2016:

This proxy statement, our Annual Report for the year ended December 31, 2015 (including the annual report on Form 10-K for the year ended December 31, 2015), our UK annual report and accounts for the year ended December 31, 2015, which consists of the UK statutory accounts, the UK statutory directors’ report, the UK statutory directors’ compensation report, the UK statutory strategic report and the UK statutory auditor’s report (the “UK Annual Report and Accounts”) and related information prepared in connection with the Annual Meeting are available at www.proxyvote.com and www.nielsen.com/investors. You will need the 16-digit control number included on your Notice or proxy card in order to access the proxy materials on www.proxyvote.com. In addition, if you have not received a copy of our proxy materials and would like one, you may download an electronic copy of our proxy materials or request a paper copy at www.proxyvote.com, or by telephone at 1-800-579-1639 or by email to sendmaterial@proxyvote.com. If requesting materials by email, please send a blank email with the 16-digit control number included on your Notice. You will also have the opportunity to request paper or email copies of our proxy materials for all future shareholder meetings.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The Annual Meeting will be held at 9:00 a.m. (Eastern Time) on June 21, 2016. You may attend the meeting online by visiting nielsen.onlineshareholdermeeting.com.

2016 PROXY STATEMENT 6

Acting upon the recommendation of its Nomination and Corporate Governance Committee, our Board has nominated the persons identified herein for election as directors. Directors will hold office until the end of the next annual general meeting of shareholders and the election and qualification of their successors or until resignation. Action will be taken at the Annual Meeting for the election of these nominees.

It is intended that the proxies delivered pursuant to this solicitation will be voted in favor of the election of these nominees, except in cases of proxies bearing contrary instructions. In the event that these nominees should become unavailable for election due to any presently unforeseen reason, the persons named in the proxy will have the right to use their discretion to vote for a substitute.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following information describes the names, ages as of March 31, 2016 and biographical information of each nominee. Beneficial ownership of equity securities of the nominees is shown under “Ownership of Securities.”

James A. Attwood, Jr.	Age 57

Mr. Attwood has been a director of Nielsen (or its predecessor) since June 2006, served as Lead Independent Director of the Board of Nielsen (or its predecessor) from January 1, 2015 through December 31, 2015 and has served as Chairman of the Board since January 1, 2016. Mr. Attwood is a Managing Director of The Carlyle Group and Head of the Global Telecommunications, Media, and Technology Group. Prior to joining The Carlyle Group in 2000, Mr. Attwood was with Verizon Communications, Inc. and GTE Corporation. Prior to GTE, he was with Goldman, Sachs & Co. Mr. Attwood serves as a member of the boards of directors of Syniverse Holdings, Inc., Getty Images and CoreSite Realty Corporation. Mr. Attwood graduated summa cum laude from Yale University with a B.A. in applied mathematics and an M.A. in statistics and received both J.D. and M.B.A. degrees from Harvard University.

Mitch Barns	Age 52

Mr. Barns has been the Chief Executive Officer of Nielsen (or its predecessor) since January 1, 2014 and has been a director of Nielsen (or its predecessor) since October 2014. His prior roles with Nielsen include President, Global Client Service from February 2013 through December 2013, President of Nielsen’s U.S. Watch business from June 2011 until February 2013, President of Nielsen Greater China from January 2008 until June 2011, President of Nielsen’s Consumer Panel Services from March 2007 until January 2008 and President of Nielsen’s BASES and Analytic Consulting units from July 2004 through February 2007. He joined Nielsen in March 1997 after 12 years with The Procter & Gamble Company. Mr. Barns is a member of the board of directors of Monsanto Company. He is a graduate of Miami University in Ohio and the Stanford Executive Program at the Stanford Graduate School of Business.

2016 PROXY STATEMENT 7

ELECTION OF DIRECTORS

David L. Calhoun	Age 58

Mr. Calhoun has been a director of Nielsen (or its predecessor) since September 2006 and served as Executive Chairman of the Board of Nielsen (or its predecessor) from January 1, 2014 through December 31, 2015. He has served as Senior Managing Director and Head of Private Equity Portfolio Operations of The Blackstone Group L.P. since January 2014. Previously, Mr. Calhoun served as the Chief Executive Officer of Nielsen from September 2006 through December 2013. Prior to joining Nielsen, he served as Vice Chairman of General Electric Company and President and CEO of GE Infrastructure. During his 26-year tenure at GE, he ran multiple business units, including GE Transportation, GE Aircraft Engines, GE Employers Reinsurance Corporation, GE Lighting and GE Transportation Systems. Mr. Calhoun is a member of the boards of directors of The Boeing Company and Caterpillar Inc. He was also appointed Non-Executive Chairman of privately-owned Gates Global effective July 2014. He was a member of the board of directors of Medtronic Inc. from 2007 to 2012.

Karen M. Hoguet	Age 59

Ms. Hoguet has been a director of Nielsen (or its predecessor) since November 2010. She has been the Chief Financial Officer of Macy’s Inc. since February 2009; she previously served as Executive Vice President and Chief Financial Officer of Macy’s from June 2005 to February 2009. Ms. Hoguet served as Senior Vice President and Chief Financial Officer of Macy’s from October 1997 to June 2005. Ms. Hoguet is currently a member of the board of directors of The Chubb Corporation. She graduated from Brown University and earned an MBA from Harvard Business School.

James M. Kilts	Age 68

Mr. Kilts has been a director of Nielsen (or its predecessor) since November 2006. He served as Chairman of the Board of Nielsen until January 1, 2014. Mr. Kilts is a founding partner of Centerview Capital. Prior to joining Centerview Capital, Mr. Kilts was Vice Chairman of the Board of The Procter & Gamble Company. Mr. Kilts was formerly Chairman of the Board, Chief Executive Officer and President of The Gillette Company before the company’s merger with Procter & Gamble in October 2005. Prior to Gillette, Mr. Kilts had served at different times as President and Chief Executive Officer of Nabisco, Executive Vice President of the Worldwide Food Group of Philip Morris, President of Kraft USA and Oscar Mayer, President of Kraft Limited in Canada, and Senior Vice President of Kraft International. A graduate of Knox College, Galesburg, Illinois, Mr. Kilts earned a Masters of Business Administration degree from the University of Chicago. Mr. Kilts is currently a member of the boards of directors of Metropolitan Life Insurance Co., Pfizer Inc. and Unifi, Inc. Mr. Kilts was a member of the board of directors of MeadWestvaco Corporation until April 2014. He is also a member of the Board of Overseers of Weill Cornell Medical College and is a Director of the Cato Institute. Mr. Kilts serves on the Board of Trustees of the University of Chicago, is a Life Trustee of Knox College and is a Life Member of the Advisory Council of the University of Chicago Booth School of Business (Chairman from 2002-2009).

2016 PROXY STATEMENT 8

ELECTION OF DIRECTORS

Harish Manwani	Age 62

Mr. Manwani has been a director of Nielsen (or its predecessor) since January 2015. He has been Global Executive Advisor for Blackstone Private Equity Group since February 2015. He retired from Unilever, a leading global consumer products company, at the end of 2014, where he served as Chief Operating Officer since September 2011. Mr. Manwani joined Hindustan Unilever (HUL) in 1976, becoming a member of the HUL board in 1995, and since that time held positions of increasing responsibility in Unilever which gave him wide ranging international marketing and general management experience. Mr. Manwani is a director of Qualcomm Incorporated since May 2014, Pearson plc since October 2013 and Whirlpool Corporation since August 2011. He is also the non-executive chairman of Hindustan Unilever Limited (a majority-owned subsidiary of Unilever) since July 2005. He previously served as a director of ING Group from April 2008 to April 2010. He is a director of the Economic Development Board of Singapore since February 2013 and the Indian School of Business since April 2006. Mr. Manwani holds a Bachelor of Science honors degree in Statistics and a Master’s degree in Management Studies, both from Mumbai University in India. He has also attended the Advanced Management Program at Harvard Business School.

Kathryn V. Marinello	Age 59

Ms. Marinello has been a director of Nielsen (or its predecessor) since October 2014. Ms. Marinello has also been member of the Board of Directors of General Motors Company since July 2009, AB Volvo since April 2014 and RealPage, Inc. since July 2015. She was also a member of the Board of Directors of General Motors Corporation from 2007 to 2009. In March 2014, Ms. Marinello rejoined Ares Management LLC, a global asset manager, as Senior Advisor. She had been Chairman and Chief Executive Officer of Stream Global Services, Inc., a global business process outsource service provider specializing in customer relationship management for Fortune 1,000 companies, from August 2010 through March 2014. Ms. Marinello served as senior advisor and consultant at Providence Equity Partners LLC, a private equity firm, and Ares Management LLC from June to August 2010. She served as Chairman and Chief Executive Officer of Ceridian Corporation, a human resources outsourcing company, from December 2007 to January 2010; and President and Chief Executive Officer from 2006 to 2007. Prior to joining Ceridian, Ms. Marinello spent 10 years at General Electric Company (“GE”), and served in a variety of senior roles, including President and Chief Executive Officer of GE Fleet Services, a division of GE, from 2002 to 2006.

Robert Pozen	Age 69

Mr. Pozen has been a director of Nielsen (or its predecessor) since May 2010. From July 1, 2010 through December 31, 2011, he was Chairman Emeritus of MFS Investment Management. Prior to that, he was Chairman of MFS Investment Management since February 2004. He previously was Secretary of Economic Affairs for the Commonwealth of Massachusetts in 2003. Mr. Pozen was also the John Olin Visiting Professor, Harvard Law School from 2002-2004 and the chairman of the SEC Advisory Committee on Improvements to Financial Reporting from 2007-2008. From 1987 through 2001, Mr. Pozen worked for Fidelity Investments in various jobs, serving as President of Fidelity Management and Research Co. from 1997 through 2001. He is currently a director of Medtronic, Inc. and AMC, a subsidiary of the International Finance Corporation. He is a senior lecturer at MIT Sloan School of Management, a senior fellow of the Brookings Institution, a member of the Advisory Board of Perella Weinberg Partners and a trustee of the Commonwealth Fund.

2016 PROXY STATEMENT 9

ELECTION OF DIRECTORS

Vivek Ranadivé	Age 58

Mr. Ranadivé has been a director of Nielsen (or its predecessor) since July 2012. He was the Chief Executive Officer and Chairman of TIBCO Software Inc. (“TIBCO”) since its inception in 1997 until December 2014 and now serves as a board member of TIBCO and assists it with strategic projects. Mr. Ranadivé founded Teknekron Software Systems, Inc., TIBCO’s predecessor, in 1985. Prior to founding TIBCO, Mr. Ranadivé was president and founder of a UNIX consulting company. Previously, he held management and engineering positions with Ford Motor Company, M/A-Com Linkabit and Fortune Systems. Mr. Ranadivé is a frequent presenter on such topics as the future of integration, enabling real-time business and unleashing the power of information across enterprises to become more competitive. Mr. Ranadivé earned an MBA from Harvard Business School, where he was a Baker Scholar. He received both a Master’s and Bachelor’s Degree in Electrical Engineering from the Massachusetts Institute of Technology. Mr. Ranadivé is the controlling owner of the Sacramento Kings, a National Basketball Association (NBA) franchise.

Javier G. Teruel	Age 65

Mr. Teruel has been a director of Nielsen (or its predecessor) since August 2010. He is a Partner of Spectron Desarrollo, SC, an investment management and consulting firm and Chairman of Alta Growth Capital, a private equity firm; Retired Vice Chairman (2004 to 2007) of Colgate-Palmolive Company (consumer products), with which he served in positions of increasing importance since 1971, including as Executive Vice President responsible for Asia, Central Europe, Africa and Hill’s Pet Nutrition, as Vice President of Body Care in Global Business Development in New York, as President and General Manager of Colgate-Mexico, as President of Colgate-Europe, and as Chief Growth Officer responsible for the company’s growth functions. He has served as a director of Starbucks Corporation since 2005 and JCPenney since 2008.

Lauren Zalaznick	Age 53

Ms. Zalaznick has been a director of Nielsen since April 2016. From 2004 through December 2013, Ms. Zalaznick held various roles of increasing responsibility within NBCUniversal. From December 2010 until February 2013, she was the Chairman, Entertainment & Digital Networks and Integrated Media where she had responsibility for the Bravo, Oxygen, Style, Telemundo and Mun2 networks and ran its digital portfolio. Most recently, she was Executive Vice President at NBCUniversal until departing the company in December 2013. Ms. Zalaznick is currently a member of the boards of directors of Shazam Entertainment (since April 2014) and Penguin Random House (since May 2014). She is a senior advisor to various content and tech start-ups including Refinery29, Atlas Obscura and Medium.com. Ms. Zalaznick is a trustee of the Corporation of Brown University from which she graduated with a Bachelor of Arts magna cum laude and Phi Beta Kappa.

The nominees for election to the Board of Directors named above are hereby proposed for reappointment by the shareholders.

The Board of Directors recommends that shareholders vote “FOR” the election of each of the nominees named above.

2016 PROXY STATEMENT 10

In accordance with the NYSE rules, a majority of our Board of Directors consists of independent directors, and our Audit Committee, Compensation Committee and Nomination and Corporate Governance Committee are fully independent.

Pursuant to our articles of association and in accordance with the UK Companies Act 2006, our directors are responsible for the management of the Company’s business, for which purpose they may exercise all the powers of the Company. The directors may delegate any of the powers, authorities and discretions which are conferred on them under the articles.

Each director owes a duty to the Company to properly perform the duties assigned to him or her and to act in the best interest of the Company. Under English law, this requires each director to act in a way he or she considers, in good faith, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, and in doing so have regard (among other matters) to the likely consequences of any decision in the long-term, the interests of the Company’s employees, the Company’s business relationships with suppliers, customers and others, the impact of the Company’s operations on the community and the environment and the need to act fairly between shareholders. Our directors are expected to be appointed for one year and will be re-electable each year at the annual general meeting of shareholders.

In accordance with our articles of association, resolutions of our Board of Directors will be adopted by a simple majority of votes cast in a meeting at which at least the majority of its members is present or represented.

DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS

The Board of Directors must make an affirmative determination at least annually as to the independence of each director. A director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Heightened independence standards apply to members of the Audit Committee and Compensation Committee.

The NYSE independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. The Board is also responsible for determining affirmatively, as to each independent director, that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board will broadly consider all relevant facts and circumstances, including information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management. As the concern is independence from management, the Board does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding.

The categorical standards set forth in our Corporate Governance Guidelines are intended to assist the Board of Directors in determining whether or not certain relationships between our directors and us, either directly or as a partner, shareholder or officer of an organization that has a relationship with us, are “material relationships” for purposes of the NYSE independence standards. The categorical standards establish thresholds at which such relationships are deemed to be material.

The Board of Directors undertook its annual review of director independence. As a result of the independence review, the Board of Directors affirmatively determined that each of Messrs. Attwood, Kilts, Manwani, Pozen, Ranadivé and Teruel and Mses. Hoguet, Marinello and Zalaznick is independent under Section 303A.02 of the NYSE listing rules and under our Corporate Governance Guidelines for purposes of board services. In addition, the Board of Directors affirmatively determined that each of Messrs. Pozen and Teruel and Mses. Hoguet and Marinello is independent under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for purposes of Audit Committee services and that each of Messrs. Manwani, Ranadivé and Teruel and Ms. Marinello is independent under the NYSE listing rules applicable to Compensation Committees. In making the director independence determinations, the board of directors considered the fact that Mr. Teruel indirectly holds approximately 6% of the capital stock of, and until July 2015 served as a director of, a private

2016 PROXY STATEMENT 11

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

entity in which Nielsen invested $2.5 million, which represents approximately 12.5% of such entity’s capital stock. Nielsen has a board seat on, and a commercial arrangement with, this entity.

LEADERSHIP STRUCTURE

Under our Corporate Governance Guidelines, the Board must select its chairperson from its members in any way it considers in the best interest of the Company. Effective January 1, 2016, Mr. Attwood, formerly the Board’s Lead Independent Director, began serving as the Board’s non-executive, independent Chairman (replacing Mr. Calhoun as Chairman who continues as a Board member). In light of Mr. Attwood’s independence from the Company and his appointment as Chairman, the Company does not currently have a Lead Independent Director. As noted further below, each Board committee also has a non-executive, independent chairman. Our Board believes our leadership structure best encourages the free and open dialogue of competing views and provides for strong checks and balances.

BOARD COMMITTEES AND MEETINGS

Our Board of Directors has established the following Committees: an Audit Committee, a Compensation Committee and a Nomination and Corporate Governance Committee. The current composition and responsibilities of each Committee are described below. Members serve on these Committees until their resignation or until otherwise determined by our Board of Directors.

Name	Audit Committee	Compensation Committee	Nomination and Corporate Governance Committee
James A. Attwood, Jr.			•
Karen M. Hoguet	• Chairman
James M. Kilts			•
Harish Manwani		•
Kathryn V. Marinello	•	•
Robert Pozen	•		• Chairman
Vivek Ranadivé		•	•
Javier G. Teruel	•	• Chairman
Lauren Zalaznick			•

Pursuant to our Corporate Governance Guidelines, all directors are expected to make every effort to attend all meetings of the Board and meetings of the Committees of which they are members. Directors are encouraged to attend board meetings and meetings of committees of which they are members in person, but may also attend such meetings by telephone or video conference.

During the year ended December 31, 2015, the Board, the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee held five, nine, seven and five meetings, respectively. Each director attended 75% or more of the total number of 2015 meetings of the Board and of the Committees on which each such director served and that were held during the period that such director served.

In accordance with our Corporate Governance Guidelines, the CEO is expected to attend the annual general meeting and each extraordinary general meeting of shareholders. All non-executive directors are encouraged (but not required) to attend the annual general meeting and each extraordinary general meeting of shareholders. All directors attended the annual general meeting held in 2015.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

COMMITTEE MEMBERSHIP AND RESPONSIBILITIES

Audit Committee

Our Audit Committee consists of Messrs. Pozen and Teruel and Mses. Hoguet and Marinello, with Ms. Hoguet serving as Chairman. The Board of Directors has determined that each of Messrs. Pozen and Teruel and Mses. Hoguet and Marinello meets the definition of “independent director” under the NYSE listing rules, Rule 10A-3(b)(1) of the Exchange Act and the categorical standards of director independence under our Corporate Governance Guidelines. The Board of Directors has determined that each of Messrs. Pozen and Teruel and Mses. Hoguet and Marinello qualifies as an “audit committee financial expert” as defined by applicable regulations of the SEC and meets the financial literacy and expertise requirements of the NYSE.

Our Audit Committee supervises and monitors our financial reporting, risk management program and compliance with relevant legislation and regulations. It oversees the preparation of our financial statements, our financial reporting process, our system of internal controls and risk management, our internal and external audit process and our internal and external auditor’s qualifications, independence and performance. Our Audit Committee also reviews our annual and interim financial statements and other public disclosures prior to publication. Our Audit Committee appoints our external auditors, subject to shareholder vote as may be required under English law, and oversees the work of the external and internal audit functions, providing compliance oversight, preapproval of all audit engagement fees and terms, preapproval of audit and permitted non-audit services to be provided by the external auditor, establishing auditing policies, discussing the results of the annual audit, critical accounting policies, significant financial reporting issues and judgments made in connection with the preparation of the financial statements and related matters with the external auditor and reviewing earnings press releases and financial information provided to analysts and ratings agencies.

Compensation Committee

Our Compensation Committee consists of Messrs. Manwani, Ranadivé and Teruel and Ms. Marinello, with Mr. Teruel serving as Chairman. Our Board of Directors has affirmatively determined that each of Messrs. Manwani, Ranadivé and Teruel and Ms. Marinello meets the definition of “independent director” under the NYSE listing rules and the categorical standards of director independence under our Corporate Governance Guidelines.

Our Compensation Committee is responsible for, among other things, setting, reviewing and evaluating compensation, and related performance and objectives, of our senior management team, makes recommendations to our Board of Directors with respect to major employment-related policies and oversees compliance with our employment and compensation-related disclosure obligations under applicable laws. In addition, our Compensation Committee assists our Board in deciding on the individual compensation applicable to our directors, within the framework permitted by the general compensation policy to be approved by our shareholders.

In fulfilling its responsibilities, the Compensation Committee is entitled to delegate any or all of its responsibilities to subcommittees of the Compensation Committee. The Compensation Committee may delegate to one or more officers of the Company the authority to make grants and awards of cash or options or other equity securities to any non-Section 16 officer of the Company under the Company’s incentive-compensation or other equity-based plans as the Compensation Committee deems appropriate and in accordance with the terms of such plan; provided that such delegation is in compliance with the relevant plan and subject to the laws of England and Wales and the Company’s articles of association.

Nomination and Corporate Governance Committee

Our Nomination and Corporate Governance Committee consists of Messrs. Attwood, Kilts, Pozen and Ranadivé and Ms. Zalaznick, with Mr. Pozen serving as Chairman. The Board of Directors has determined that each of Messrs. Attwood, Kilts, Pozen and Ranadivé and Ms. Zalaznick meets the definition of “independent director” under the NYSE listing rules and the categorical standards of director independence under our Corporate Governance Guidelines.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Our Nomination and Corporate Governance Committee determines selection criteria and appointment procedures for members of our Board of Directors and periodically assesses the scope and composition of our Board of Directors, among other responsibilities.

BOARD AND COMMITTEE EVALUATION

Each year, the Chairman of the Nomination and Corporate Governance Committee oversees the Board and committee evaluation process.

Typically the process utilizes a director questionnaire to facilitate the annual evaluation, which covers topics such as board and committee composition and effectiveness. Our Chairman reviews the results of the board assessment, and each Committee chairperson reviews the results of each committee assessment. These assessments are shared and discussed with the full board and each committee.

RISK OVERSIGHT

Our Chief Executive Officer and other executive officers regularly report to the Board of Directors and the Audit, Compensation and Nomination and Corporate Governance Committees to ensure effective and efficient oversight of the Company’s activities and to assist in proper risk management and the ongoing evaluation of management controls. The Senior Vice President of Corporate Audit reports functionally and administratively to the Company’s Chief Financial Officer and directly to the Audit Committee. The Company believes that the Board’s leadership structure provides appropriate risk oversight of the Company’s activities.

EXECUTIVE SESSIONS

Pursuant to our Corporate Governance Guidelines, to ensure free and open discussion and communication among the directors of the Board, they meet regularly with no members of management present. The Chairman presides at these meetings, referred to as executive sessions. The directors met five times in executive session in 2015. In addition, in 2015, the independent directors met four times.

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

Our commitment to corporate governance is reflected in our Corporate Governance Guidelines, which describe the Board of Directors’ views on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by the Board of Directors to ensure that they effectively comply with all applicable laws, regulations and stock exchange requirements, in addition to our articles of association. Our Corporate Governance Guidelines, our Committee charters and other corporate governance information are available on our website at www.nielsen.com/investors under Governance Documents.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

CODE OF CONDUCT AND PROCEDURES FOR REPORTING CONCERNS ABOUT MISCONDUCT

We maintain a Code of Conduct and Procedures for Reporting Concerns about Misconduct (the “Code of Conduct”), which is applicable to all of our directors, officers and employees. The Code of Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws and ethical conduct. The Company will promptly disclose to our shareholders, if required by applicable laws, any waivers of the Code of Conduct granted to officers by posting such information on our website rather than by filing a Current Report on Form 8-K.

The Code of Conduct may be found on our website at www.nielsen.com/investors under Governance Documents.

DIRECTOR NOMINATION PROCESS

The Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. Our Nomination and Corporate Governance Committee identifies potential new candidates and may utilize the services of a professional search firm. More specifically, in identifying candidates for membership on the Board, the Nomination and Corporate Governance Committee takes into account (1) threshold individual qualifications, such as strength of character, mature judgment and industry knowledge or experience and (2) all other factors it considers appropriate, including alignment with our shareholders. In addition, the Board maintains a formal diversity policy governing the nomination of its members as described below.

When determining whether our current directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focused primarily on our directors’ valuable contributions to our success in recent years and on the information discussed in the biographies set forth under “Proposal No. 1 – Election of Directors – Nominees for Election to the Board of Directors.” In particular, Mr. Attwood was selected to serve as a director in light of his financial expertise and his background in the telecommunications and media industries. Mr. Barns was selected to serve as a director because of his role as our Chief Executive Officer and the management perspective he brings to Board deliberations. Mr. Calhoun was selected to serve as a director because of his role as our former Chief Executive Officer, the management perspective he brings to Board deliberations and his extensive management expertise at public companies. Ms. Hoguet was selected to serve as a director in light of her familiarity with financial reporting, her public-company experience, her experience in the retail industry and her financial and commercial acumen and insight. Mr. Kilts was selected to serve as a director in light of his experience as a public company chief executive officer, his significant experience in the consumer packaged goods industry and financial expertise. Mr. Manwani was selected to serve as a director in light of his international operating experience in the consumer packaged goods industry. Ms. Marinello was selected to serve as a director in light of her significant experience as an executive and a director of various multinational companies and her financial and commercial expertise. Mr. Pozen was selected to serve as a director in light of his familiarity with financial reporting, his experience as a director of other companies, his work in the investment management industry and his financial and commercial acumen and insight. Mr. Ranadivé was selected to serve as a director in light of his significant experience as a public company chief executive officer and in the software business dealing with analytics, integration, the capturing of relevant information in real time and optimizing behavior based on such information. Mr. Teruel was selected to serve as a director in light of his significant experience in the consumer packaged goods industry and his financial and commercial expertise. Ms. Zalaznick was selected to serve as a director in light of her significant experience in the media industry and her commercial and management expertise.

In accordance with our articles of association, shareholders may request that director nominees submitted by such shareholders be included in the agenda of our annual general meeting of shareholders through the process described under “Shareholder Proposals for the 2017 Annual General Meeting of Shareholders.” The Nomination and Corporate Governance Committee will advise the Board of Directors whether to recommend shareholders to vote for or against such shareholder nominated candidates.

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THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Diversity Policy

The charter of our Nomination and Corporate Governance Committee requires the Committee to consider age, gender, nationality and ethnic and racial background in nominating directors and to review and make recommendations, as the Nomination and Corporate Governance Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

The implementation of these diversity policies rests primarily with the Nomination and Corporate Governance Committee as the body responsible for identifying individuals believed to be qualified as candidates to serve on the Board of Directors and recommending that the Board nominate the candidates for all directorships to be filled by the shareholders at their annual general meetings.

As Board seats become available, the Nomination and Corporate Governance Committee, and the Board of Directors as a whole, have the opportunity to assess the effectiveness of the diversity policy and how, if at all, our implementation of the policy, or the policy itself, should be changed.

COMMUNICATIONS WITH DIRECTORS

Pursuant to our Corporate Governance Guidelines, any interested party who would like to communicate with, or otherwise make his or her concerns known directly to, the chairperson of the Board or of any of the Audit Committee, Nomination and Corporate Governance Committee and Compensation Committee or to other non-executive or independent directors as a group, may do so by addressing such communications or concerns to the Corporate Secretary, 40 Danbury Road, Wilton, Connecticut 06897, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously. Additional contact information is available on our website, www.nielsen.com/investors, under Contact Us.

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is the name, age as of March 31, 2016 and biographical information of each of our current executive officers, other than Mr. Barns, whose information is presented under “Proposal No. 1 – Election of Directors – Nominees for Election to the Board of Directors.”

Jeffrey R. Charlton	Age 54

Mr. Charlton has been the Senior Vice President and Corporate Controller of Nielsen (or its predecessor) since June 2009. Previously, Mr. Charlton had served as Nielsen’s Senior Vice President of Corporate Audit since joining the Company in November 2007. Prior to joining Nielsen, he spent 11 years with the General Electric Company in senior financial management positions, including Senior Vice President Corporate Finance and Controller of NBC Universal. Prior to joining GE, Mr. Charlton was employed by PepsiCo and began his career in 1983 with the public accounting firm of KPMG. He is a graduate of the University of Connecticut.

Eric J. Dale	Age 51
Mr. Dale has been the Chief Legal Officer of Nielsen (or its predecessor) since August 2015. Prior to joining Nielsen, Mr. Dale served for 13 years as a Partner at the law firm of Robinson & Cole LLP, where he chaired the firm’s Business Transactions Practice Group. Mr. Dale holds a Bachelor of Arts degree from Clark University and a J.D. from New York Law School. He is on the Board of Directors of Bankwell Financial Group where he serves as the chairman of its nominating and governance committee and as a member of its audit, asset liability and strategic planning committees.

2016 PROXY STATEMENT 16

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Mary Liz Finn	Age 55

Ms. Finn has been the Chief Human Resources Officer of Nielsen (or its predecessor) since March 2011. Ms. Finn joined Nielsen in October 2007 as Senior Vice President – Human Resources, Global Leadership Development and in February 2010 was named Senior Vice President – Human Resources for the North America Buy business. Prior to Nielsen, Ms. Finn spent 26 years at GE principally in human resource positions. She is a 1982 graduate of Siena College, magna cum laude, with a Bachelor of Science degree in Finance.

Steve Hasker	Age 46

Mr. Hasker has been the Global President and Chief Operating Officer of Nielsen since January 1, 2016. Before that, he was Global President of Nielsen (or its predecessor) from August through December 2014 and President, Global Product Leadership of Nielsen from February 2013 through August 2014. Mr. Hasker joined Nielsen in November 2009 and served as President, Global Media Products and Advertiser Solutions until February 2013 where he led Nielsen’s TV and digital audience measurement, advertising effectiveness and social media solutions. Mr. Hasker was at McKinsey & Company from July 1998 through October 2009, and served as a partner of the firm in the Global Media, Entertainment and Information practice. Prior to McKinsey, Mr. Hasker spent five years in several financial roles in the U.S., Russia and Australia. Mr. Hasker has also been a board member of Global Eagle Entertainment, Inc. since April 2015. Mr. Hasker holds an undergraduate economics degree from the University of Melbourne, has an MBA and a Masters in International Affairs both with honors from Columbia University and is a member of the Australian Institute of Chartered Accountants.

Jamere Jackson	Age 47

Mr. Jackson has been the Chief Financial Officer of Nielsen (or its predecessor) since March 2014. Prior to joining Nielsen, he was the Vice President & Chief Financial Officer of GE Oil & Gas – Drilling & Surface. He joined GE in 2004 and held a variety of leadership roles in GE Corporate and GE Aviation before joining GE Oil & Gas. In 2013, he was named a GE Vice President and Company Officer. Prior to joining GE, Mr. Jackson held several roles in finance, mergers and acquisitions and strategic planning at Procter & Gamble, Yum Brands (Pizza Hut), First Data Corporation and Total System Services. He received his undergraduate degree in Finance and Business Economics from the University of Notre Dame in 1990 and is a Certified Public Accountant.

Arvin Kash	Age 73
Mr. Kash has been a Vice Chairperson of Nielsen (or its predecessor) since January 2012. Mr. Kash is the founder of The Cambridge Group, a growth strategy consulting firm, which became a subsidiary of Nielsen in March 2009. He served as its Chairman from December 2010 until December 2011 and prior to that was its Chief Executive Officer. Mr. Kash is a director of Linus Oncology and Genus Oncology, Blue Moose of Boulder and Northwestern Memorial Hospital. He is a graduate of DePaul University.

James Powell	Age 54
Mr. Powell has been the Chief Technology Officer of Nielsen (or its predecessor) since July 2015. Prior to joining Nielsen, he was Executive Vice President and Chief Technology Officer of Thomson Reuters (from 2008 through June 2015) and, prior to that, was Chief Technology Officer of various divisions of Thomson Reuters since 2007. Mr. Powell has been a board member of TalkTalk Telecom Group plc since July 2012. Mr. Powell holds a BSc. in Mathematics and a MSc. in Industrial Robotics from Imperial College, London.

Giovanni Tavolieri	Age 47
Mr. Tavolieri has been the Global President, Operations of Nielsen since January 1, 2016. Prior to that, Mr. Tavolieri was in various leadership roles of increasing responsibility at Nielsen (or its predecessor) since April 2007, including, most recently, Executive Vice President, Operations.

2016 PROXY STATEMENT 17

The Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016.

Although ratification of the selection of Ernst & Young LLP is not required by U.S. federal laws, the Board of Directors is submitting the selection of Ernst & Young LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders fail to ratify the selection, it will be considered as notice to the Board of Directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to answer appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

AUDIT AND NON-AUDIT FEES

In connection with the audit of the Company’s annual financial statements for the year ended December 31, 2015, we entered into an agreement with Ernst & Young LLP which sets forth the terms by which Ernst & Young LLP performed audit services for the Company.

The following table presents fees for professional services rendered by Ernst & Young LLP and its affiliates for the audit of our financial statements for the years ended December 31, 2015 and 2014 and for other services rendered by them in those years:

	Year Ended December 31,
	2015	2014
Audit fees[1]	$8,759,000	$8,013,000
Audit-related fees[2]	254,000	285,000
Tax fees[3]	421,000	370,000
All other fees[4]	358,000	121,000
Total	$9,792,000	$8,789,000

1	Fees for audit services billed or expected to be billed in relation to the years ended December 31, 2015 and 2014 consisted of the following: audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, statutory and regulatory audits and SEC filings relating to equity and debt offerings.

2	Fees for audit-related services in the year ended December 31, 2015 and 2014 include fees related to the audits of employee benefit plans and accounting consultations.

3	Fees for tax services billed in the years ended December 31, 2015 and 2014 consisted of tax compliance and tax planning and advice.

4	Includes specified transaction fees and certain other fees.

The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Ernst & Young LLP’s independence and concluded that it was.

2016 PROXY STATEMENT 18

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Subject to shareholder approval as may be required under the laws of England and Wales, the Audit Committee is directly responsible for the appointment and termination of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. In addition, and also subject to shareholder approval as may be required under the laws of England and Wales, the Audit Committee is responsible for the compensation, retention and oversight of any such firm, including the resolution of disagreements between management and such firm regarding financial reporting. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm, except that pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to its auditor during the year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee. All of the services covered under “– Audit and Non-Audit Fees” were pre-approved by the Audit Committee.

The Audit Committee may form and delegate to subcommittees consisting of one or more of its members, when appropriate, the authority to pre-approve services to be provided by the independent auditors so long as the pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

The Board of Directors recommends that shareholders vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this proxy statement under “The Board of Directors and Certain Governance Matters – Committee Membership – Audit Committee.”

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by applicable PCAOB standards. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors:

Karen M. Hoguet (Chairman)

Kathryn V. Marinello

Robert Pozen

Javier G. Teruel

April 28, 2016

2016 PROXY STATEMENT 19

The Audit Committee has selected Ernst & Young LLP to serve as our UK statutory auditor who will audit our UK Annual Report and Accounts to be prepared in accordance with the International Financial Reporting Standards, as adopted by the European Union (IFRS), for the year ending December 31, 2016. As required by UK law, shareholder approval must be obtained for the selection of Ernst & Young LLP to serve as our UK statutory auditor and to hold office until the next annual general meeting of shareholders at which the Company’s accounts will be presented.

Representatives of Ernst & Young LLP will attend the Annual Meeting to answer appropriate questions for the year ended December 31, 2015. They will also have the opportunity to address the Annual Meeting if they desire to do so.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to pass this resolution to reappoint Ernst & Young LLP as our UK statutory auditor until the next annual general meeting of shareholders.

The Board of Directors recommends that the shareholders vote “FOR” the reappointment of Ernst & Young LLP as the Company’s UK statutory auditor who will audit the Company’s UK Annual Report and Accounts for the year ending December 31, 2016.

2016 PROXY STATEMENT 20

As required under UK law, the compensation of Ernst & Young LLP as our UK statutory auditors must be fixed by the shareholders or in such manner as the shareholders may determine. Subject to Ernst & Young LLP being reappointed as the Company’s UK statutory auditors pursuant to Proposal No.3, it is therefore proposed that the Board of Directors be authorized to determine their compensation. Pursuant to Nielsen’s Audit Committee Charter, the Board of Directors has delegated this authority to the Audit Committee.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

The Board of Directors recommends that the shareholders vote “FOR” the authorization of the Board of Directors to determine the compensation of Ernst & Young LLP in its capacity as the Company’s UK statutory auditors.

2016 PROXY STATEMENT 21

We are asking our shareholders to approve the Nielsen Holdings plc 2016 Employee Share Purchase Plan (the “ESPP”), which will permit our eligible employees to purchase up to 2,000,000 of our shares. The ESPP will provide our employees with the opportunity to purchase shares through accumulated payroll deductions at a discount from the market price and will give our employees the ability to acquire an equity interest in the Company. This will motivate our employees and further align their interests with those of our shareholders. The Board of Directors, on the recommendation of the Compensation Committee, approved the ESPP on April 28, 2016, subject to shareholder approval at the Annual Meeting. If approved by our shareholders, the ESPP will become effective on June 21, 2016.

Summary of ESPP

The following is a summary of the material features of the ESPP and does not describe all of the ESPP’s provisions. We urge you to read the complete text of the ESPP that is included as Annex A to this proxy statement.

Administration

The ESPP is administered by the U.S. Administrative Committee (or another committee that may be appointed by the Board or the Compensation Committee to act in such capacity). The U.S. Administrative Committee will have the authority to construe, interpret and apply the terms of the ESPP, to administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the ESPP, to designate separate offering periods, to designate subsidiaries as participating companies, to determine eligibility, to adjudicate all disputed claims filed under the ESPP, and to establish, amend, suspend, or waive any rules.

Shares Subject to the ESPP

The ESPP authorizes the issuance of a total of 2,000,000 of our shares, which represent an overhang of approximately 0.6% based on the number of our outstanding shares as of March 15, 2016. The “overhang” is calculated as the total of (i) shares available for issuance under the ESPP, divided by (ii) the total number of outstanding shares and shares available for issuance under the ESPP. The shares to be issued under the ESPP will be made available from authorized but unissued shares. Any shares issued under the ESPP will reduce, on a share-for-share basis, the number of shares available for issuance under the ESPP. In the event of any change to our outstanding shares, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the ESPP and to each outstanding purchase right (explained below).

Depending on the assumptions used, we expect that 2,000,000 of our shares will satisfy our equity needs under the ESPP for at least five years. When considering the number of shares to approve for the ESPP, the Compensation Committee reviewed, among other things, the potential dilution to our current shareholders as measured by the overhang and the projected share usage over the expected life of the ESPP.

Purchase Rights, Offering Periods and Purchase Dates

The ESPP operates by offering eligible employees the right to use accumulated payroll deductions to purchase our shares (referred to as a purchase right) through a series of successive or overlapping offering periods. Although an offering period may be as long as 27 months under the ESPP, with multiple purchase dates inside of any given offering period, we currently intend to operate the ESPP using a single purchase date at the end of each three-month offering period. The purchase date will be the last trading day of the offering period.

2016 PROXY STATEMENT 22

APPROVAL OF THE NIELSEN HOLDINGS PLC 2016 EMPLOYEE SHARE PURCHASE PLAN

Eligibility and Participation

The ESPP is broad-based and does not provide for discretionary grants. All eligible employees of the Company and its designated subsidiaries may participate in the ESPP.

In order to participate in the ESPP, an employee who is eligible at the beginning of the offering period will authorize payroll deductions of up to a maximum of 10% of his or her eligible earnings, in any multiple of 1%. We refer to employees who have enrolled in the ESPP as participants. A participant’s accumulated deductions will be used each purchase date to buy whole shares of our capital stock at the applicable purchase price (as explained below). For purposes of the ESPP, eligible earnings generally include total cash compensation. A participant may generally stop contributing to the ESPP during an offering period and allow his or her accumulated payroll deductions to be used to purchase shares, or he or she may fully withdraw from the ESPP during an offering period, and his or her accumulated payroll deductions will be refunded and not used to purchase shares.

Purchase Price

We currently intend that the purchase price for our shares acquired on each purchase date will be 95% of the fair market value of the shares on the purchase date. However, the U.S. Administrative Committee has the authority and discretion to set different purchase price methodologies for individual offering periods, provided that the purchase price of the shares acquired on each purchase date may be no less than 85% of the lower of (i) the last sale price per share on the first day of the offering period; or (ii) the last sale price per share on the purchase date at the end of the relevant offering period.

Special Limitations

The ESPP and the relevant provisions of the Internal Revenue Code impose certain limits on an employee’s right to acquire shares through the ESPP, including the following:

•

Employees who own our shares (including shares that may be purchased at the end of an ongoing offering period) possessing 5% or more of the total combined voting power or value of all classes of our shares or the stock of any of our affiliates may not participate in the ESPP;

•

A participant may not be granted purchase rights with respect to more than $25,000 worth of our shares (valued at the beginning of the offering period) for each calendar year in which such purchase rights are outstanding; and

•	No participant may purchase more than the fixed number of shares established by the U.S. Administrative Committee prior to the beginning of an offering period (currently 850 shares).

Termination of Employment

If a participant’s employment is terminated for any reason, he or she is no longer eligible to participate in the ESPP. Any payroll deductions that the participant made for the offering period in which his or her employment ends will be refunded and will not be used to purchase shares.

Special Provisions for Foreign Subsidiaries

The U.S. Administrative Committee may set offering periods of the ESPP that are intended to provide employees of our foreign subsidiaries with the opportunity to participate in the ESPP in a manner that is intended to qualify under Section 423 of the Internal Revenue Code. The U.S. Administrative Committee may also set offering periods for eligible employees residing outside the United States that do not comply with Section 423 of the Internal Revenue Code, if necessary or desirable to achieve tax, securities law or other objectives or as necessary to comply with local laws, regulations or rules. As a result, there may be one or more concurrent offerings with different terms operating under the ESPP.

2016 PROXY STATEMENT 23

APPROVAL OF THE NIELSEN HOLDINGS PLC 2016 EMPLOYEE SHARE PURCHASE PLAN

No Shareholder Rights

A participant will not have shareholder rights with respect to the shares covered by his or her purchase right until the shares are actually purchased on the participant’s behalf.

Assignability

No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant’s death.

Reorganization

In the event of the merger or consolidation of the Company with or into another entity or any other corporate reorganization; or the sale, transfer or other disposition of all or substantially all of the Company’s shares or assets or the complete liquidation or dissolution of the Company (a “Corporate Reorganization”), the ESPP may be continued or assumed by the surviving corporation or its parent corporation. If the acquirer refuses to continue or assume the ESPP, then, with respect to each purchase period then in progress for which the purchase date (A) would occur after the Corporate Reorganization, the U.S. Administrative Committee will set a new purchase date, which will be on a date selected by the U.S. Administrative Committee that occurs before the Corporate Reorganization, and the applicable purchase period(s) will terminate on the new purchase date, and (B) would occur before the Corporate Reorganization, the U.S. Administrative Committee may set a new purchase date if the committee, in its discretion, deems it advisable to do so. The new purchase date would be before the Corporate Reorganization, and the applicable purchase period(s) would terminate on the purchase date; provided, that, in all events any offering period(s) then in progress would terminate on the last purchase date that occurs before the Corporate Reorganization.

Share Proration

Should the total number of shares to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares available for issuance under the ESPP at that time, the U.S. Administrative Committee will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis. Any accumulated payroll deductions in excess of the aggregate purchase price payable for the shares allocated to a participant will be refunded.

Amendment and Termination

The Compensation Committee may at any time amend, modify or suspend or terminate the ESPP. However, the Compensation Committee may not, without shareholder approval increase the number of shares issuable under the ESPP.

Term

The ESPP will terminate upon the earlier of: (i) the termination of the ESPP by the Compensation Committee; (ii) the date on which no more shares are available for issuance; or (iii) the tenth anniversary of the effective date of the ESPP.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the ESPP and is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. The following is not to be considered as tax advice to any person who may be a participant, and any such persons are advised to consult their own tax counsel.

2016 PROXY STATEMENT 24

APPROVAL OF THE NIELSEN HOLDINGS PLC 2016 EMPLOYEE SHARE PURCHASE PLAN

The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. The ESPP is not qualified under Section 401(a) of the Internal Revenue Code. No taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable compensation income will not be recognized until: (i) there is a sale or other disposition of the shares acquired under the ESPP; or (ii) the participant dies while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares within two years after the beginning of the offering period in which such shares were acquired or within one year after the purchase date, the participant will recognize ordinary compensation income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which the disposition occurs, equal in amount to the ordinary compensation income that the participant recognizes. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary compensation income recognized in connection with their acquisition.

If a participant sells or otherwise disposes of the purchased shares more than two years after the beginning of the offering period in which such shares were acquired and more than one year after the purchase date, the participant will recognize ordinary compensation income in the year of sale or disposition equal to the lesser of the amount, if any, by which the fair market value of the shares at the time of the disposition of the shares exceeded the purchase price paid for those shares and the amount, if any, by which the purchase price paid for the shares was exceeded by the fair market value of the shares on the first day of the offering period (i.e., the time the purchase right or option was granted). Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

Non-U.S. Income Tax Consequences

The tax consequences and related withholding and reporting obligations for employees of our foreign subsidiaries may differ depending upon the country of residence. Generally, non-U.S. participants will recognize ordinary compensation income at purchase equal to the amount by which the fair market value of the shares on the purchase date exceeds the purchase price paid for those shares.

If the Company charges the foreign subsidiaries for this expense, the foreign subsidiaries should be entitled to an income tax deduction with respect to such purchase. The timing and amount of the tax deduction may vary depending upon the applicable local country corporate tax and accounting rules. If the Company does not charge this expense to the foreign subsidiaries, generally no corporate income tax deduction would be available to them.

New Plan Benefits

The benefits to be received by our employees as a result of the adoption of the ESPP (and the benefits that would have been received by our employees in 2015 had the ESPP been in effect then) are not determinable, since the amounts of purchases by participants are based on elective participant payroll contributions. No purchase rights have yet been granted, and no shares have been issued, with respect to the 2,000,000 of our shares reserved for issuance pursuant to the ESPP.

The Board of Directors recommends that the shareholders vote “FOR” the approval of the ESPP.

2016 PROXY STATEMENT 25

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, at the 2011 annual general meeting of shareholders, we submitted to our shareholders a non-binding, advisory vote on executive compensation, as well as a non-binding, advisory vote on the frequency with which shareholders believed we should submit the non-binding, advisory vote on executive compensation. A majority of the shareholders voted that the non-binding, advisory vote on executive compensation should occur every three years. However, the Board of Directors subsequently decided to propose at each annual general meeting of shareholders the approval of the compensation paid to the named executive officers. We are including in the proxy materials a separate resolution regarding the compensation of our named executive officers as disclosed pursuant to the SEC rules. While the results of this vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.

The language of the resolution is as follows:

“RESOLVED, THAT THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE PROXY STATEMENT PURSUANT TO THE SEC RULES, INCLUDING THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND ANY RELATED NARRATIVE DISCUSSION, IS HEREBY APPROVED.”

In considering their vote, shareholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers presented in “Executive Compensation – Compensation Discussion and Analysis.”

In particular, as discussed in “Executive Compensation – Compensation Discussion and Analysis,” shareholders should note the following:

•	Our executive compensation program is designed to incent and reward our leadership team for delivering sustained financial performance and long-term shareholder value.

•

A substantial portion of compensation for our senior executives is “at risk” by being subject to performance. The “at risk” component consists of annual cash incentives and long-term equity incentives, which play a significant role in aligning management’s interests with those of our shareholders.

•

Annual cash incentives for our senior executives are determined by a formula which provides initial payouts on the basis of our EBITDA growth over the prior year relative to plan objectives (as described under “Executive Compensation”), with consideration given to our cash flow performance. Final awards may then be adjusted based on individual performance against objectives and defined qualitative factors such as degree of difficulty and leadership impact.

•	Our long-term performance plan significantly increases the proportion of total long-term incentives that are subject to long-term quantitative performance targets.

•

Other long-term equity incentives for our senior executives consisted of time-based options which provide a powerful incentive for executives to focus on long-term performance and time-based restricted stock units for their retention value.

The Board of Directors recommends that shareholders vote “FOR” approval of the compensation of our named executive officers.

2016 PROXY STATEMENT 26

EXECUTIVE COMPENSATION

The following discusses the compensation for our Named Executive Officers ("NEOs"): our Chief Executive Officer, our Chief Financial Officer, our three other most highly compensated executive officers for 2015 and another individual who was as highly compensated as at least one of the others, but was no longer serving as an executive officer as of December 31, 2015.

Mitch Barns
Chief Executive Officer

Jamere Jackson
Chief Financial Officer

Brian West
Former Chief Operating Officer
(who exited the Company on December 31, 2015)

John Lewis
Global President
(who ceased to be an executive officer on December 30, 2015)

Mary Liz Finn
Chief Human Resources Officer

2016 PROXY STATEMENT 27

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

Executive Changes

Effective January 1, 2016, Mr. Hasker was appointed Global President and Chief Operating Officer with responsibility for global client service and product leadership across our Watch and Buy businesses.

Mr. West, our former Chief Operating Officer, left the Company effective December 31, 2015. Mr. West had served in this role since March 10, 2014 and was with the Company since February 23, 2007. During this time, Mr. West achieved his primary goal of restructuring Global Business Services to focus resources globally on digital innovation in our technology platforms and on efficiency in our client delivery operations. He recruited a Chief Technology Officer and developed an internal candidate to lead the newly-created Technology and Operations functions, respectively. Both candidates became direct reports to Mr. Barns following Mr. West’s departure.

Mr. West did not receive severance payments in connection with his departure. Details of the treatment of his annual incentive compensation for 2015 and his unvested equity compensation upon his departure are discussed under “– Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2015 Table – Summary Compensation Table.”

On December 30, 2015, Mr. Lewis announced he would leave the Company effective June 30, 2016. The separation arrangements for Mr. Lewis are generally in accordance with the terms of the form of severance agreement previously filed with the SEC.

Mr. Lewis ceased to be an executive officer on December 30, 2015, but otherwise would have been an NEO for 2015. He is therefore considered an NEO for 2015 because he is an individual who was as highly compensated as at least one of the other NEOs, but was no longer serving as an executive officer as of December 31, 2015.

Business Overview

Nielsen is a global performance management company that provides a comprehensive understanding of what consumers watch and buy. Nielsen’s Watch segment provides media and advertising clients with Total Audience measurement services for all devices on which content – video, audio and text – is consumed. The Buy segment offers consumer packaged goods manufacturers and retailers the industry’s only global view of retail performance measurement. By integrating information from its Watch and Buy segments and other data sources, Nielsen also provides its clients with analytics that help improve performance. Nielsen, an S&P 500 company, has operations in over 100 countries, covering more than 90% of the world’s population.

2016 PROXY STATEMENT 28

EXECUTIVE COMPENSATION

Business Performance

Nielsen is dedicated to driving consistent performance through the cycles and has proven this commitment by posting solid operating performance for nearly 10 years and by reliably returning value to shareholders. The company’s long-term business performance and progress against strategic initiatives form the context in which pay decisions are made. We have delivered resilient business performance with sustained growth over the last three years, and notably sustained solid growth in 2015, Mitch Barns’ second year as CEO, as presented below:

For 2015:

•	Revenues up 5.0% over prior year on a constant currency[1] basis (down 1.8% on a reported basis as shown below)

•	Adjusted EBITDA[2] up 7.2% over prior year on a constant currency[1] basis (up 1.1% on a reported basis as shown below)

•	Normalized free cash flow[3] up 18.1% over prior year

The reconciliation of normalized free cash flow to net cash provided by operating activities in the last three years is provided below:

Normalized Free Cash Flow[3] ($ in millions – as reported)	2013	2014	2015
Net cash provided by operating activities	$901	$1,093	$1,179
Capital expenditures	(374)	(412)	(401)
Free Cash Flow	$527	$681	$778
Excess tax benefit on stock-based compensation (2015)	—	—	26
One-time Arbitron costs	46	—	—
Normalized Free Cash Flow	$573	$681	$804

1	We calculate constant currency percentages by converting our prior-period local currency financial results using the current period foreign currency exchange rates and comparing these adjusted amounts to our current period reported results. See pages 42 and 43 of our annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 19, 2016 for the reconciliation of the revenue and Adjusted EBITDA growth on a constant currency basis.

2	We define Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, goodwill and intangible asset impairment charges, stock-based compensation expense, and other non-operating items from our consolidated statements of operations as well as certain other items considered unusual or non-recurring in nature. For a reconciliation of net income to Adjusted EBITDA, see page 37 of our annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 19, 2016.

3	We define normalized free cash flow as net cash provided by operating activities, plus the excess tax benefit on stock-based compensation in 2015 and one-time Arbitron transaction costs in 2013 less net capital expenditures.

2016 PROXY STATEMENT 29

EXECUTIVE COMPENSATION

TOTAL SHAREHOLDER RETURN1

The chart below shows the value of a $100 investment in Nielsen stock over a 3-year period beginning January 1, 2013 and ending December 31, 2015. This period aligns with the introduction of our dividend policy and share repurchase program in 2013. We have compared our performance to the S&P 500 and to a market cap-weighted composite of the peer group we use to measure relative total shareholder return in our Long-Term Performance Plan (“LTPP”) as described under “– How Pay Decisions are Made – Long-Term Performance Plan (LTPP).” Over the 3-year period we have delivered more value for investors than a comparable investment in either of these benchmarks.

NIELSEN HOLDINGS plc—3-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN (as of December 31 of each year)

1	We define total shareholder return as the change in stock price over the 3-year period ended December 31, 2015, assuming monthly reinvestment of dividends.

Strategic Overview

Nielsen’s strategy is centered on our measurement and our data, our diligent focus on the consumer and our global presence. Our measurement and data allow our clients to understand their market performance and improve that performance. While consumption habits may fragment and change, Nielsen measures consumers, and we have the tools to follow them wherever they go. This strategy provides us degrees of flexibility and allows us to understand changes in consumption habits following them in-step as they evolve. And we do all of this in 106 countries that cover 90% of the world’s population and GDP.

Our independent, third-party measurement has never been more valuable to our clients. In Watch, we successfully rolled out independent, representative ratings that comparably measure video viewing across all screens, devices, and platforms, within our Nielsen Total Audience framework. In Buy, our sales and market share data provide both granular local views and consistent global views. Our analytics focus helps our clients increase the return on investment of their advertising, maximize the impact of their promotions, and boost the success rates of their new product innovations.

2016 PROXY STATEMENT 30

EXECUTIVE COMPENSATION

Highlights for 2015:

•

We made outstanding progress on the Nielsen Total Audience Measurement framework, especially our coverage of viewing via rapidly evolving digital platforms. While the work will continue well into 2016, our teams executed extraordinarily well, and we are steadily gaining client adoption. Our Digital Ad Ratings product is in 17 markets that represent 85% of global digital advertising spend. An independent survey of media agency professionals found that 72% of those professionals chose Nielsen’s Digital Ad Rating for their video ad guarantees.

•

We announced our new Connected Buy System that will allow our clients to seamlessly connect vast amounts of data and analytics to help them understand what happened, why it happened, and what to do about it – faster than ever. This will be a unique and powerful data integration, analytics, and activation system.

•

Our Emerging Markets have performed well, led by Latin America, China, and Southeast Asia. Our teams in the Middle East and sub-Sahara Africa have also turned in solid years in very challenging markets.

•	Our recent acquisitions are contributing positively to our strategy and revenue growth as described below.

•	Brandbank is already converting into solid margin growth for the company;

•	Affinnova has been a key factor to our recent successes in our Innovations business; and

•

eXelate has successfully integrated thousands of Nielsen data streams and has become one of the largest third-party cross-device data sets in the world. The acquisition has allowed Nielsen to launch its own enterprise marketing platform that enables marketers to migrate from marketing to many potential customers to marketing to their exact customer.

Executive Compensation Overview

Nielsen’s executive compensation program is designed to incent and reward our leadership team to deliver sustained financial performance and long-term shareholder value.

Key considerations in 2015 were:

Say-on-Pay

In 2015, more than 98% of the votes cast at our shareholder meeting were for the approval of our executive compensation program on an advisory basis. During the year, we consulted with shareholders who provided valuable feedback on our programs and disclosure. One of our directors (either the Chairman of the Compensation Committee, the Lead Independent Director or the Chairman of the Nomination and Corporate Governance Committee) participated in each discussion. As a result of this feedback, we have continued to strengthen our disclosure of the performance basis of annual incentive payments and the rigor with which we define targets in our annual and long-term performance plans.

Meritocracy

Our pay for performance philosophy differentiates rewards based on quantitative assessments of business financial performance and individual contributions towards key objectives. NEOs participate in the same performance assessment process applicable to all managerial employees, including an annual performance appraisal and semi-annual individual peer rankings of performance and leadership impact.

Total Company Performance

We strive to create a culture that reflects our core values of Open, Simple, and Integrated. Our compensation programs reinforce these values by focusing all employees on simple, unifying objectives. To that end, NEOs participate in the same annual incentive plan applicable to all managerial employees, which is funded based on company EBITDA performance (which funding level is referred to as the “Bonus Funding EBITDA”) and as described under “– How Pay Decision are Made – Annual Incentive Plan.” Additionally, NEOs’ performance assessments and pay decisions are influenced by our total company performance versus financial objectives (see “– 2015 Pay Decisions and Performance – Total Company Performance – Financial”) and specific individual business financial objectives.

2016 PROXY STATEMENT 31

EXECUTIVE COMPENSATION

Variable Pay at Risk

A significant portion of each NEO’s compensation is at risk; dependent on the achievement of challenging annual and long-term performance targets and/or the performance of our share price as laid out in the charts and tables below. Long-term pay is delivered exclusively in equity to align the interests of the NEOs with the creation of shareholder value. For 2015, short-term pay was delivered mostly in cash, but 25% of the annual incentive payment was delivered in RSUs that vest over two years. The Compensation Committee noted that the proportion of equity provided by long-term incentive grants in the NEOs’ total annual pay mix had reached the targeted range. Therefore, for the 2016 plan year, the Compensation Committee decided that annual incentive payouts would revert to being paid 100% in cash (versus 75% in cash and 25% in RSUs that had been our practice since 2013).

  CEO COMPENSATION STRUCTURE 2015

	Elements of Total Direct Compensation	2015
CEO	Proportion of pay subject to specific quantitative performance criteria	55%
	Proportion of pay at risk	89%
	Proportion of pay delivered in the form of equity	72%
	Proportion of pay delivered in long-term equity (vesting periods of three years or more)	67%

  OTHER NEOs COMPENSATION STRUCTURE 20151,2

	Elements of Total Direct Compensation
NEOs	Proportion of pay subject to specific quantitative performance criteria	51%
	Proportion of pay at risk	77%
	Proportion of pay delivered in the form of equity	59%
	Proportion of pay delivered in long-term equity (vesting periods of three years or more)	53%

1	Excludes the $325,000 payment made to Mr. Jackson in February 2015 pursuant to the terms of his offer letter dated February 20, 2014 to compensate him for the loss of his unvested SERP benefit from his previous employer. (see below under – “Summary Compensation Table, Footnote 1”)
2	Mr. West was excluded from the chart above because he did not receive a full equity grant due to his departure from the company.

2016 PROXY STATEMENT 32

EXECUTIVE COMPENSATION

Executive Compensation Elements

Element	Purpose	How Component Operates
Annual Base Salary	Attract and retain top talent

•   Reviewed in intervals of 24-36+ months

•    When reviewing base salary levels, the Compensation Committee considers a variety of factors including: (1) our pay for performance philosophy, (2) market benchmark compensation data, (3) the NEO’s individual performance and contributions to the success of the business in the prior year, (4) company performance, (5) current pay mix, and (6) role changes

Annual Incentive (“AIP”)	Motivate NEOs to accomplish short-term business performance goals that contribute to long-term business objectives

•   Annual incentive target opportunities are established each year with reference to (1) our pay for performance philosophy, (2) market benchmark compensation data, (3) the NEO’s individual performance and contributions to the success of the business in the prior year, (4) company performance, (5) current pay mix, (6) role changes, and (7) prior year target

•   The Compensation Committee determines individual payout using the annual incentive plan design applicable to all managerial employees

•   The EBITDA performance formula determines incentive plan funding and the initial payout percentage for all participants

•   100% EBITDA performance to target = 100% incentive pool funding and 100% initial individual payout (see “– How Pay Decisions are Made – Annual Incentive Plan” for the annual incentive plan performance-payout matrix)

•    The initial payout percentage may be adjusted up or down based on a quantitative assessment of individual performance vs objectives

•    Maximum payout opportunity is capped at 200% of individual target

•   Threshold EBITDA performance will result in an initial payout/funding of 70%

•   Zero funding and zero initial payout if EBITDA performance is below threshold

•    The Compensation Committee has discretion to reduce the fund by up to 30% if free cash flow falls short of objectives

•    In order to satisfy the performance-based pay exception of Section 162(m) of the Internal Revenue Code (the “Code”), which is explained in greater detail under “– How Pay Decision are Made – Annual Incentive Plan”, NEO payouts are determined initially using the following formula:

•   Actual EBITDA performance x 2% x executive allocation percentage

•    Annual incentive plan payouts are then made according to the underlying EBITDA performance formula and individual payout percentage, subject to the maximum 200% of target cap on payouts

•    The calculation of EBITDA performance for annual incentive plan purposes (which we refer to as “Bonus Funding EBITDA”) differs from reported Adjusted EBITDA because it is calculated using a standard foreign currency exchange rate established at the beginning of the year in order to eliminate the impact of currency exchange volatility on the performance assessment

•    Payout will be delivered 100% in cash (from 2013 – 2015, we delivered payouts 75% in cash and 25% in restricted stock units that vest in two equal annual installments)

•   Payouts are subject to recoupment under the terms of Nielsen’s clawback policy (see below under “– Other Policies and Guidelines – Clawback Policy”)

Long-Term Incentive (“LTI”)	Deliver long-term sustainable performance and align executive rewards with long-term returns delivered to shareholders

•   LTI award values are determined each year by reference to (1) our pay for performance philosophy, (2) market benchmark compensation data, (3) the NEO’s individual performance and contributions to the success of the business in the prior year, (4) company performance, (5) current pay mix, (6) role changes, and (7) prior year award

Long-Term Performance Plan (“LTPP”)	Alignment with long-term shareholder return	• Subject to performance against two 3-year cumulative performance metrics, free cash flow and relative total shareholder return with assigned weighting of 60% and 40%, respectively
Performance Restricted Stock Units (“Performance RSUs”)

•   Specific threshold, target and maximum performance metrics for 3-year cumulative free cash flow performance will not be disclosed for competitive reasons but targets are designed to be aggressive and achievable and are fully aligned with our approved 3-year strategic plan and long-term guidance issued to investors at the beginning of the performance period

•   The performance payout matrix is shown under “– How Pay Decisions are Made – Long-Term Performance Plan (LTPP)”

•   Subject to recoupment under the terms of Nielsen’s clawback policy (see below under “– Other Policies and Guidelines – Clawback Policy”)

•   Relative total shareholder return is measured against a peer group used solely for this purpose. Companies in this peer group are selected to represent a comparable investment profile to Nielsen by virtue of their being in comparable businesses or being representative of the markets we serve

•   Performance metrics for the relative total shareholder return portion are described in more detail under “—How Pay Decisions are Made—Long-Term Performance Plan (LTPP)”

•   Represents approximately 50% of the annual LTI value

•   Zero payout for performance below threshold

•    Maximum payout opportunity is capped at 200% of target

•    Payouts capped at target if absolute total shareholder return is negative

•   No dividend equivalents on unearned performance RSUs

Stock Options	Alignment with shareholder return and retention	• Four-year time-vested • Represents approximately 25% of LTI value
Restricted Stock Units (“RSUs”)	Alignment with shareholder return and retention	• Four-year time-vested • Represents approximately 25% of LTI value • Dividend-equivalents on RSU awards are accrued and delivered as additional RSUs
Health and Welfare Plans, Perquisites	Promote overall wellbeing and avoid distractions caused by unforeseen health/financial issues	• Health and Welfare plans generally available to other employees • De minimis financial planning and wellness services allowances

2016 PROXY STATEMENT 33

EXECUTIVE COMPENSATION

Summary of NEO Pay Decisions

CEO

Mr. Barns has served as Chief Executive Officer since January 1, 2014. In 2015, the Compensation Committee reviewed Mr. Barns’ compensation and increased his annual incentive target from $1,800,000 to $2,000,000 and his long-term incentive target from $4,000,000 to $6,000,000, which increased his target compensation to the median of our executive compensation peer group. Details of Mr. Barns’ compensation can be found below.

	2014 Actual	2015 Target	2015 Actual		% Change from 2014
Base Salary	$1,000,000	N/A	$1,000,000		0%
Annual Incentive	$1,820,000	$2,000,000	$2,060,000	[1,2]	13.2%
Long-Term Incentive	$4,000,000	$6,000,000	$6,000,000		50%

1	Actual payout was based on the Compensation Committee’s full year performance assessment.

2	75% paid in cash and 25% paid in RSUs, which will vest in equal annual installments over two years.

In 2015, Mr. Barns was granted the following long-term incentive equity in line with the target value approved by the Compensation Committee:

Date	Grant Type	# RSUs/Options	Value[1]	Performance Period
February 19, 2015	Performance RSUs	65,860	$3,000,000	2015 - 2017
October 29, 2015	RSUs	31,283	$1,500,000	N/A
October 29, 2015	Stock Options	177,515	$1,500,000	N/A

1	This is the grant date fair value intended by the Compensation Committee. Actual accounting values reported in “Tables and Narrative Disclosure” will differ slightly.

Other NEOs

Jamere Jackson

Mr. Jackson has served as Chief Financial Officer since March 10, 2014. Details of Mr. Jackson’s compensation can be found below.

	2014 Actual	2015 Target	2015 Actual		% Change from 2014
Base Salary	$700,000	N/A	$700,000		0%
Annual Incentive	$750,000	$800,000	$875,000	[1,2]	6.7%
Long-Term Incentive	$1,850,000	$1,900,000	$1,900,000		2.7%

1	Actual payout was based on the Compensation Committee’s full year performance assessment.

2	75% paid in cash and 25% paid in RSUs, which will vest in equal annual installments over two years.

In 2015, Mr. Jackson was granted the following long-term incentive equity in line with the target value approved by the Compensation Committee:

Date	Grant Type	# RSUs/Options	Value[1]	Performance Period
February 19, 2015	Performance RSUs	20,860	$950,000	2015 - 2017
October 28, 2015	RSUs	9,824	$475,000	N/A
October 28, 2015	Stock Options	58,498	$475,000	N/A

1	This is the grant date fair value intended by the Compensation Committee. Actual accounting values reported in “Tables and Narrative Disclosure” will differ slightly.

Brian West

Mr. West served as Chief Operating Officer from March 10, 2014 through December 31, 2015. Details of Mr. West’s compensation can be found below.

	2014 Actual	2015 Target	2015 Actual		% Change from 2014
Base Salary	$950,000	N/A	$950,000		0%
Annual Incentive	$1,800,000	$1,750,000	$1,825,000	[1,2]	1.4%
Long-Term Incentive	$3,500,000	$3,500,000	$1,700,000		(50%)

1	Actual payout was based on the Compensation Committee’s full year performance assessment.

2	100% paid in cash in accordance with the terms of his departure from the Company effective December 31, 2015.

2016 PROXY STATEMENT 34

EXECUTIVE COMPENSATION

In 2015, Mr. West was granted the following long-term incentive equity in line with the target value approved by the Compensation Committee:

Date	Grant Type	# RSUs/Options[1]	Value[2]	Performance Period
February 19, 2015	Performance RSUs	38,420	$1,700,000	2015 - 2017
October 28, 2015	RSUs	—	$0	N/A
October 28, 2015	Stock Options	—	$0	N/A

1	No RSU/Option award in 2015 due to his departure from the Company.

2	This is the grant date fair value intended by the Compensation Committee. Actual accounting values reported in tables of the Narrative Disclosure will differ slightly.

Steve Hasker

In 2015, Mr. Hasker served as Global President with responsibility for the US Media Business and Global product leadership. Effective January 1, 2016, Mr. Hasker was appointed Global President and Chief Operating Officer, with expanded global leadership responsibility for global client service and product leadership across our Watch and Buy businesses. Details of Mr. Hasker’s compensation can be found below.

	2014 Actual	2015 Target	2015 Actual		% Change from 2014
Base Salary	$900,000	N/A	$900,000		0%
Annual Incentive	$950,000	$950,000	$1,000,000	[1,2]	5.3%
Long-Term Incentive	$1,850,000	$1,900,000	$1,900,000		2.7%

1	Actual payout was based on the Compensation Committee’s full year performance assessment.

2	75% paid in cash and 25% paid in RSUs, which will vest in equal annual installments over two years.

In 2015, Mr. Hasker was granted the following long-term incentive equity in line with the target value approved by the Compensation Committee:

Date	Grant Type	# RSUs/Options	Value[1]	Performance Period
February 19, 2015	Performance RSUs	20,310	$900,000	2015 - 2017
October 28, 2015	RSUs	10,083	$500,000	N/A
October 28, 2015	Stock Options	60,037	$500,000	N/A

1	This is the grant date fair value intended by the Compensation Committee. Actual accounting values reported in “Tables and Narrative Disclosure” will differ slightly.

John Lewis

In 2015, Mr. Lewis served as Global President with global leadership responsibility for our Client Service function and our Consumer Packaged Goods vertical. Mr. Lewis ceased to be an executive officer on December 30, 2015. Details of Mr. Lewis’ compensation can be found below.

	2014 Actual	2015 Target	2015 Actual		% Change from 2014
Base Salary	$770,000	N/A	$770,000		0%
Annual Incentive	$750,000	$800,000	$800,000	[1,2]	6.7%
Long-Term Incentive	$1,900,000	$1,900,000	$1,900,000		0%

1	Actual payout was based on the Compensation Committee’s full year performance assessment.

2	100% paid in cash in connection with his exit from the Company.

In 2015, Mr. Lewis was granted the following long-term incentive equity in line with the target value approved by the Compensation Committee:

Date	Grant Type	# RSUs/Options	Value[1]	Performance Period
February 19, 2015	Performance RSUs	20,860	$950,000	2015 - 2017
October 28, 2015	RSUs	9,824	$475,000	N/A
October 28, 2015	Stock Options	58,498	$475,000	N/A

1	This is the grant date fair value intended by the Compensation Committee. Actual accounting values reported in “Tables and Narrative Disclosure” will differ slightly.

2016 PROXY STATEMENT 35

EXECUTIVE COMPENSATION

Mary Liz Finn

In 2015, Ms. Finn served as Chief Human Resources Officer leading Nielsen’s Human Resources function globally. Details of Ms. Finn’s compensation can be found below:

	2014 Actual	2015 Target	2015 Actual		% Change from 2014
Base Salary	$550,000	N/A	$550,000		0%
Annual Incentive	$425,000	$425,000	$430,000	[1,2]	1.2%
Long-Term Incentive	$1,200,000	$1,200,000	$1,200,000		0%

1	Actual payout was based on the Compensation Committee’s full year performance assessment.

2	75% paid in cash and 25% paid in RSUs, which will vest in equal annual installments over two years.

In 2015, Ms. Finn was granted the following long-term incentive equity in line with the target value approved by the Compensation Committee:

Date	Grant Type	# RSUs/Options	Value[1]	Performance Period
February 19, 2015	Performance RSUs	13,170	$600,000	2015 - 2017
October 28, 2015	RSUs	6,205	$300,000	N/A
October 28, 2015	Stock Options	36,946	$300,000	N/A

1	This is the grant date fair value intended by the Compensation Committee. Actual accounting values reported in “Tables of the Narrative Disclosure” will differ slightly.

2013 LTPP Performance Payouts

The performance period for our 2013 LTPP ended on December 31, 2015. Long-term incentive grants under this plan were made in February 2013 and their grant date value was disclosed in our 2014 Proxy. In February 2016, the Compensation Committee approved performance and payouts under this plan as outlined below.

2013 LTPP Performance

PLAN METRICS JAN 1, 2013 – DEC 31, 2015		FINAL RESULTS BASED ON PERFORMANCE JAN 1, 2013 – DEC 31, 2015
Elements	Performance Target for 100% Payout	Result	Weight	Payout Percentage
Free Cash Flow[1]	2.30B	2.34B	60%	102%
Relative Total Shareholder Return	50th Percentile	65th Percentile	40%	160%
Total Shares	N/A	N/A	100%	125.2%

1	Free cash flow performance is the sum of the reported free cash flow in each calendar year 2013-2015. In May 2014, the Compensation Committee approved $325 million in adjustments to offset the impact on free cash flow associated with the acquisition of Arbitron and the divestiture of the Nielsen Expositions business.

2013 LTPP Payouts1

	Target Performance RSUs Awarded	Payout Percentage	Awarded Shares
Mitch Barns	25,000	125.2%	31,300
Brian West	30,000	125.2%	37,560
Steve Hasker	22,000	125.2%	27,544
John Lewis	22,000	125.2%	27,544
Mary Liz Finn	16,000	125.2%	20,032

1	Mr. Jackson was not hired until March 2014 and therefore was not a participant in the 2013 LTPP.

2016 PROXY STATEMENT 36

EXECUTIVE COMPENSATION

Realizable Pay

A significant portion of executive pay is at risk depending on business performance and market conditions. The actual pay earned as cash or made available via the vesting of stock awards during the year is referred to as “realizable pay.” Realizable pay is different from the amounts reported in the Summary Compensation Table (as shown under “– Tables and Narrative Disclosure – Summary Compensation Table”), which uses the accounting grant date value of equity awards.

We define realizable pay as:

•	cash received as base salary in each year;

•	cash annual incentives and other bonuses earned in each year;

•	intrinsic value (share price minus exercise price) of stock option awards vesting in each year using the share price on December 31, of the respective year;

•	market value of restricted stock units vesting in each year using the share price on December 31 of the respective year; and

•	value of financial planning reimbursements and executive wellness reimbursements as outlined under “– Summary Compensation Table – Other Compensation.”

The table below presents the realizable pay for each of our NEOs in the period stated compared to the amount of compensation reported for each of our NEOs in the Summary Compensation Table.

	Realizable Pay[1]				Total Compensation in Summary Compensation Table[1]
	2014	2015	Percentage Increase/ (Decrease)		2015	Percent Variance to 2015 Realizable Pay
Mitch Barns	$3,813,777	$4,698,766	23%		$9,102,785	94%
Jamere Jackson[2]	2,427,885	2,848,486	17%		3,795,533	33%
Brian West	4,258,139	6,393,850	50%		4,996,784	(22%	)
Steve Hasker	3,753,249	3,557,985	(5%	)	3,833,814	8%
John Lewis	2,736,003	3,487,378	27%		3,704,431	6%
Mary Liz Finn	1,928,116	2,255,671	17%		2,216,066	(2%	)

1	Excludes 25% of the 2015 plan year annual incentive award, which was delivered in RSUs in February 2016 to Messrs. Barns, Jackson and Hasker and Ms. Finn. Messrs. West and Lewis received 100% in cash.

2	The Realizable Pay Table value for Mr. Jackson includes a special payment he received to cover the loss of his unvested SERP benefit at his prior employer as does the Summary Compensation Table (see “– Tables and Narrative Disclosure – Summary Compensation Table”, footnote 1).

NEO Compensation Practices

What we do:

•	Emphasize long-term equity in prospective pay increases.

•	Require all executive officers to hold a significant amount of Nielsen stock (as outlined under “– Compensation Practices and Governance – Shareowner Guidelines”).

•	Prohibit hedging of shares and pledging of share-based awards and shares subject to stock ownership guidelines.

•

Recoup incentive awards in the event of financial restatement as a result of intentional misconduct on the part of the executive, and where the award would have been lower as a result of the restatement). The policy is shown under “– Other Policies and Guidelines – Clawback Policy.”

•	Offer de-minimis perquisites.

2016 PROXY STATEMENT 37

EXECUTIVE COMPENSATION

What we don’t do:

•	No excise tax gross-up agreements.

•	No single trigger accelerated vesting of equity in the event of a change-in-control.

•	No dividend equivalents paid on unearned performance restricted stock units granted under the LTPP.

2015 Pay Decisions and Performance

Total Company Performance – Financial

The 2015 Bonus Funding EBITDA achieved 7% growth over the prior year. Consequently, the plan funded at 100% and the initial payout was set at 100% of each NEO’s target bonus opportunity.

Metric	Target	Result
Bonus Funding EBITDA growth % over prior year	7%	7%
Revenue growth at constant currency[1]	4% - 5%	5%
Free Cash Flow growth as reported	18% - 25%	18%

1	We calculate constant currency percentages by converting our prior-period local currency financial results using the current period foreign currency exchange rates and comparing these adjusted amounts to our current period reported results.

CEO Performance Assessment for Mitch Barns

The Compensation Committee considered Bonus Funding EBITDA, total company revenue, and free cash flow performance as presented above, as well as Mr. Barns’ performance against objectives as presented below to arrive at his final performance assessment.

Objectives

COMMERCIAL GROWTH

Commercial growth met operating plan objectives as follows:

Total company growth

Reported revenues for the full year decreased 1.8% to $6,172 million mainly due to the impact of foreign currency exchange, but increased 5.0% on a constant currency basis compared to 2014. The Company’s practice is to focus primarily on constant currency results which are a better reflection on the underlying operating performance of the business.

Business segment growth

Revenues within the Buy segment decreased 5.1% on a reported basis, or increased 5.0% on a constant currency basis, to $3,345 million in line with expectations. On a constant currency basis our Buy segment showed strong resilience in emerging markets with revenues increasing 8.5% and continued solid growth of 3.5% in developed markets. The segment growth was driven by our investments in coverage, new client wins and success in new verticals, such as Retail.

Revenues within the Watch segment increased 2.2% on a reported basis, or 4.9% on a constant currency basis, to $2,827 million in line with expectations. Growth was driven by strong performance in Audience Measurement of Video and Text and Marketing Effectiveness.

2016 PROXY STATEMENT 38

EXECUTIVE COMPENSATION

STRATEGY & INITIATIVES

Total audience measurement

The total audience measurement platform went live in the market and is poised for a broader global roll-out. Digital Ad Ratings was rolled out in 17 countries. Digital Content Ratings, the industry’s first comprehensive, cross-platform system for measuring online TV, video, and other digital content across the web and apps, went live in the US. In addition, video-on-demand measurement launched and is now measuring over 6,000 TV episodes.

Acquisitions

Several acquisitions that closed in 2015 enhanced our Total Audience Measurement and Marketing Effectiveness product offerings. In addition, we divested our movie tracking business, National Research Group.

Productivity

Productivity gains were above operating plan expectations.

TALENT DEVELOPMENT

Leadership

Mr. Barns continued to invest in the development of our internal leadership pipeline as evidenced by internal appointments to senior leadership roles including appointments to President – Global Operations, Chief Data Science Officer and Chief Diversity Officer. External hires were made for the roles of Chief Technology Officer and Chief Legal Officer.

Talent pipeline

Mr. Barns continued to make substantial investments in our global top talent leadership programs. These programs continue to attract strong and diverse leadership talent building the foundation for Nielsen’s next generation of leadership. In early 2015, Nielsen debuted at number 22 on the annual list of Best Public Companies for Leaders in Chief Executive Magazine.

Diversity

Nielsen was named to the “Diversity Top 50” in Diversity Inc. for the second year in a row moving up eight slots to number 42.

CAPITAL ALLOCATION

Balanced capital allocation plan

We increased the quarterly dividend by 12%, executed $667 million of stock buy backs (up 43% from 2014) and increased the go-forward stock repurchase authorization by an incremental $500 million.

2016 PROXY STATEMENT 39

EXECUTIVE COMPENSATION

PERFORMANCE ASSESSMENT

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Barns an initial payout of 100% of his target opportunity.

The Compensation Committee assessed that the company’s commercial growth had met objectives and considered the go-live introduction of the Total Audience Measurement capability and integration of Exelate as the foundation of Nielsen’s Enterprise Marketing Platform as exceeding expectations. The Compensation Committee considered Mr. Barns’ leadership impact noting the seamless transition to a new organization structure and steady evolution of his leadership team.

Based on its full performance assessment, the Compensation Committee awarded Mr. Barns’ an annual incentive payment of $2,060,000, or 103% of his target opportunity.

Performance Assessments for Other NEOs

Based on the annual incentive plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) the initial incentive payout for each NEO was 100%.

NEOs were measured against the company financial objectives as disclosed above (under “– 2015 Pay Decisions and Performance – Total Company Performance – Financial”). Additionally, Messrs. Hasker and Lewis were measured against the financial performance of their respective business units.

Mr. Barns makes pay recommendations for his direct reports after quantifying their contributions to Nielsen’s financial performance and assessing performance against objectives set at the beginning of the year. He also considers the quality of the results delivered using a framework that quantifies the performance of each individual relative to his/her peers on factors such as leadership, Nielsen values, and degree of challenge. This qualitative assessment helps manage risk and better differentiates rewards for exceptional leaders.

Performance Assessment for Jamere Jackson

Financial

Mr. Jackson was assessed on total company financial metrics (as described above under “– 2015 Pay Decisions and Performance – Total Company Performance – Financial”) and on his performance against objectives presented below.

Objectives

Strategic Planning

In 2015, Mr. Jackson assumed leadership of the Company’s strategic planning process with the Board. His role included leading the development of an updated capital allocation strategy. In addition, Mr. Jackson’s tax team led the re-domiciling of the company from the Netherlands to England and Wales to increase flexibility to expand our shareholder base globally.

Business Performance

Mr. Jackson’s leadership of the Company’s financial planning and control processes helped Nielsen achieve record financial results in 2015 as outlined in “ – 2015 Pay Decisions and Performance – Total Company Performance – Financial.” Key results included (all growth rates, except free cash flow, are presented on a constant currency basis):

•	annual revenue growth of 5.0%,

•	Adjusted EBITDA growth of 7.2%, and

•	Normalized free cash flow growth of 18.1%.

Mr. Jackson played a key role in identifying and structuring the sale of Nielsen’s National Research Group, our movie tracking business, and reinvesting the proceeds into faster growing businesses such as the Nielsen Catalina Solutions joint venture.

2016 PROXY STATEMENT 40

EXECUTIVE COMPENSATION

Organizational Capability

In 2015, Mr. Jackson facilitated several global leadership changes within the finance organization. Additionally, our investor relations team was recognized by Institutional Investors as one of the top teams in our industry sector, including #1 rankings in three categories. Mr. Jackson also had significant engagement with Nielsen employee resource groups and our Chief Diversity Officer to grow diversity and inclusion internally.

Capital Allocation

In 2015, Mr. Jackson led the execution of the Company’s balanced capital allocation approach by investing nearly $800 million in growth initiatives in the form of capital expenditures, acquisitions and new product programs, while also leading the execution of the return of nearly $1.1 billion to shareholders in the form of dividends and share repurchases.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Jackson an initial payout of 100% of his target opportunity.

The Compensation Committee considered Mr. Jackson’s stewardship of the Company’s financial results and his contribution in devising and executing the Company’s capital allocation plan. The Compensation Committee noted his contribution to the Company’s strategic plan, and his leadership in divesting non-core assets and re-investing in higher growth segments. Based on its full performance assessment, the Compensation Committee assessed Mr. Jackson’s performance as above expectations and approved a payout of $875,000 or 109% of Mr. Jackson’s target opportunity.

Performance Assessment for Brian West

Financial

Mr. West was assessed on total company financial metrics (as described above under “– 2015 Pay Decisions and Performance – Total Company Performance – Financial”) and on his performance against objectives presented below.

Objectives

Productivity

Mr. West delivered strong cost management with productivity savings well above expectations.

Quality

Mr. West’s team delivered quality performance in large scale syndicated products (TV Ratings and core Buy). Defects and quality escape metrics were at or better than plan.

Acquisitions

Technology and Operations teams were instrumental in the on-plan integration of acquisitions including eXelate, BrandBank, and Affinnova.

Product Delivery

Mr. West’s team seamlessly executed on new product delivery and met 100% of Total Audience product delivery milestones enabling the successful launch of our Total Audience measurement platform in the US.

Organization

In 2015, Mr. West led the external hiring of a new Chief Technology Officer and drove the internal leadership appointment of EVP, Global Operations. In addition, Mr. West restructured his global organization into two distinct organizations, Technology and Global Operations, and seamlessly transitioned responsibilities to the new leaders.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. West an initial payout of 100% of his target opportunity.

2016 PROXY STATEMENT 41

EXECUTIVE COMPENSATION

The Compensation Committee considered Mr. West’s contribution to the Company’s commercial growth that included the restructuring of his function, productivity savings above operating plan expectations and continuing improvements to quality. Based on its full performance assessment, the Compensation Committee approved a payout of $1,825,000, or 104% of Mr. West’s target opportunity.

Performance Assessment for Steve Hasker

Financial

Mr. Hasker was assessed on total company financial metrics (as described above under “– 2015 Pay Decisions and Performance – Total Company Performance – Financial”), business specific financial metrics, and his performance against the objectives presented below.

Objectives

Watch business growth

Under Mr. Hasker’s leadership, the Watch segment achieved strong results including, on a constant currency basis, revenue growth of 4.9% and Adjusted EBITDA growth of 6.6%. Total Audience Measurement of Video and Text and Marketing Effectiveness, both key elements to our growth strategy, saw 6.4% and 21.0% revenue growth, respectively. In addition, Mr. Hasker drove key international TV and digital measurement contract renewals accelerating global growth. For the reconciliation to the most directly comparable GAAP measure, see page 43 of our annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 19, 2016.

Total Audience

A critical objective for Mr. Hasker in 2015 was to launch Total Audience measurement in the US and establish a strategy for global roll-out, which was accomplished. Our Total Audience platform provides complete measurement of audience viewing behavior across all platforms and devices. Mr. Hasker’s team launched Digital Ad Ratings in 17 countries and Digital Content Ratings in the US, our cross platform system for measuring online TV, video, and other digital content across the web and apps. In addition, Mr. Hasker’s team also executed on the expansion of its national TV ratings panels, including making several improvements to the methodology used.

Strategy

Mr. Hasker led the formulation of our strategy and investment program to create an integrated Connected Buy System platform and also played a key role in the identification and acquisition of eXelate whose technology provides the core of our Enterprise Marketing Platform initiative.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Hasker an initial payout of 100% of his target opportunity.

The Compensation Committee considered the company’s commercial growth and the revenue performance of the global Watch business, which was in line with expectations. The Compensation Committee considered Mr. Hasker’s execution of the launch of Total Audience Measurement to be above-expectations. In light of Mr. Hasker’s achievements, effective January 1, 2016, he was promoted to Global President and Chief Operating Officer with responsibility for the commercial performance and product development of our Global Watch and Buy businesses. Based on its full performance assessment, the Compensation Committee approved a payout of $1,000,000, or 105% of Mr. Hasker’s target opportunity.

As a result of his promotion to the position of Global President and Chief Operating Officer, Mr. Hasker’s annual incentive opportunity was increased 16% to $1,100,000 and his annual equity target was increased to $3,000,000. No adjustments were made to his base salary of $900,000.

2016 PROXY STATEMENT 42

EXECUTIVE COMPENSATION

Performance Assessment for John Lewis

Financial

Mr. Lewis was assessed on total company financial metrics (as described above under “– CEO performance assessment – Financial”), business specific financial metrics, and on his performance against objectives presented below.

Objectives

Buy Business Growth

Mr. Lewis was responsible for global client service and the commercial performance of the global Buy business. In the Buy business, on a constant currency basis, global revenues increased by 5.0% while Adjusted EBITDA grew at 7.8%. (For the reconciliation to the most directly comparable GAAP measure, see page 43 of our annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 19, 2016.) Mr. Lewis successfully integrated our acquisition of Brandbank to support longer-term revenue and EBITDA growth throughout Europe.

Organization

Mr. Lewis made important adjustments to our region structure and delivered financial results in line with expectations. In addition, he appointed a new internal leader for our Latin America region who delivered double-digit revenue growth, exceeding plan. Under Mr. Lewis’ leadership we also created a global Retailer vertical which posted low double-digit growth.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Mr. Lewis an initial payout of 100% of his target opportunity.

The Compensation Committee considered the company’s commercial growth and the performance of the Global Buy business. It also noted his creation of the global retailer vertical and its initial performance that was on target. Based on its full performance assessment, the Compensation Committee approved a payout of $800,000 or 100% of Mr. Lewis’ target opportunity.

Performance Assessment for Mary Liz Finn

Financial

Ms. Finn was assessed on total company financial metrics (as described above under “– 2015 Pay Decisions and Performance – Total Company Performance – Financial”) and on her performance against objectives presented below.

Objectives

Nielsen Employee Experience

Ms. Finn created and rolled out the “Nielsen Employee Experience” – an important initiative to foster a motivational and inclusive working environment where you can “Be Yourself, Make a Difference and Grow with Us.” The Compensation Committee noted that we accomplished a 98% response rate in our bi-annual employee survey and the Company scored above the highest performing companies on 14 out of 19 key attributes measured.

Talent and Leadership Development

Ms. Finn led the hiring of the Chief Technology Officer and Chief Legal Officer, and the promotion of the Chief Diversity Officer. In conjunction with Mr. Barns, she led the company’s organization and succession planning review process which facilitated eight senior leadership role changes. Ms. Finn sponsored substantial investments in our global leadership development programs and continued to grow and improve our entry level rotational leadership programs. In early 2015, Nielsen debuted at number 22 on the annual list of Best Public Companies for Leaders in Chief Executive Magazine.

2016 PROXY STATEMENT 43

EXECUTIVE COMPENSATION

Diversity

Ensuring that our associates are representative of the markets we serve and communities we live in is a fundamental tenet of our business. We believe that diversity and inclusion provide us with growth, strength, and innovation. In 2015, Ms. Finn continued to advance Nielsen’s efforts to promote diversity and inclusion as integral to our strategy. Several leadership moves strengthened the diversity within our senior leadership team, including the roles of President, Expanded Verticals, Chief Data Science Officer and Chief Diversity Officer. In addition, Ms. Finn continued to make substantial investments in our Diverse Leadership Network and our entry level rotational leadership programs. Nielsen was named to the “Diversity Top 50” by Diversity Inc. for the second year in a row, moving up eight slots to number 42.

Data Analytics

A key 2015 objective for Ms. Finn and her team was to enhance our people analytics capabilities. Ms. Finn completed phase 1 and began delivering meaningful people analytics that allowed for enhanced business performance across the Company.

Performance Assessment

The plan formula (see under “– How Pay Decisions are Made – Annual Incentive Plan”) provided Ms. Finn an initial payout of 100% of her target opportunity.

The Compensation Committee considered the company’s commercial growth and additionally noted Ms. Finn’s contribution to the advancement of our talent strategy, leadership development programs and diversity initiatives. In addition, the Compensation Committee considered the implementation and adoption of the Nielsen Employee Experience and the enhanced people analytics capabilities as above expectations. Based on its full performance assessment, the Compensation Committee approved a payout of $430,000 or 101% of her target opportunity.

How Pay Decisions are Made

Annual Base Salaries

Base salary is the only fixed component of our executive officers’ compensation. The Compensation Committee considers market benchmarks supplied by its compensation consultant, Meridian Compensation Partners, LLC – (“Meridian”), to ensure that base salaries are competitive in the marketplace and are serving their purpose to attract and retain top talent.

The Compensation Committee considers executive officers for salary increases generally in 24-36+ month intervals unless there is a change in role.

Executive officers are not involved in determining their own compensation.

Annual Incentive Plan

The purpose of the annual incentive plan is to motivate executives to accomplish short-term business performance goals that contribute to long-term business objectives. The Compensation Committee approves the applicable targets under the plan at the beginning of each year. NEOs participate in the same incentive plan as the Company’s senior managers (approximately 900 associates). Approximately 9% of the incentive fund was paid to NEOs in 2015.

In determining the target opportunity for each NEO, the Compensation Committee considered general industry market benchmarks and peer group data provided by Meridian; executives’ total direct compensation mix; changes in role and job responsibilities; and company financial performance and individual performance.

In 2015 we discontinued our practice of setting individual incentive targets at the level of prior year payouts. While the prior year payout method had served its initial purpose well – particularly in establishing our culture of meritocracy – its effect over time tended to restrict our ability to provide market competitive and motivating targets for segments of our employee population. We decided, therefore, to revert to the approach of setting a target opportunity each year as described in “Executive Compensation Overview – Executive Compensation Elements.”

In connection with this change we simplified the description of the formula by which the incentive pool is funded such that 100% Bonus Funding EBITDA performance to target equates to 100% pool funding.

2016 PROXY STATEMENT 44

EXECUTIVE COMPENSATION

162(m) Plan

Under Section 162(m) of the Code, expenses from compensation to covered employees in excess of $1 million (per employee) during a taxable year are only tax-deductible to the extent that the compensation is “performance-based” or otherwise qualifies as exempt from the deductible limit. Our annual incentive payments qualify as “performance-based compensation” under the Code. Our covered employees are our chief executive officer and the three other most highly-paid named executive officers, other than our chief financial officer. A maximum annual incentive payout fund for the NEOs is determined by a formula which calculates 2% of Adjusted EBITDA performance and allocates it to each executive officer in proportions ranging between 10% and 18% of the fund. This yields a maximum fund and the Committee exercises negative discretion to determine final payouts using the Annual Incentive Plan Payout Formula described below. This qualifies payouts under the plan as tax deductible under Section 162(m).

Annual Incentive Plan Payout Formula

•

A total payout fund is derived formulaically based on our achievement against our target growth of “Bonus Funding EBITDA”– 100% achievement of the Bonus Funding EBITDA target yields a 100% funding percentage.

•

Bonus Funding EBITDA differs from the calculation of Adjusted EBITDA because it is calculated using a standard 2015 budget rate to eliminate the impact of foreign currency exchange. The Bonus Funding EBITDA growth targets for 2015 were calculated from 2014 Adjusted EBITDA performance restated at 2015 budget rates.

•	Initial individual payouts are determined by applying the “funding percentage” to the individual’s target opportunity.

•	Final individual payouts are determined after a full assessment of each individual’s performance versus quantitative objectives combined with a qualitative assessment.

•	Individual payouts may be adjusted up or down to ensure that total performance is reflected in the final payouts.

•	Aggregate individual payouts may not exceed the total payout fund.

Performance targets are aggressive and achievable

•

The Compensation Committee believes that Bonus Funding EBITDA growth is highly correlated to the creation of shareholder value and is an effective measure of NEO’s contributions to short-term company performance.

•

In establishing the plan’s Bonus Funding EBITDA growth target, the Compensation Committee considered the Company’s historical performance against prior year targets and concluded that the process had been effective in establishing targets that were both aggressive and achievable. It noted that over the prior five years, Adjusted EBITDA had grown at a challenging annual growth rate and in each year had been assessed as either on target or closely approaching target.

•	The 2015 Bonus Funding EBITDA growth target was fully aligned with our 2015 operating plan.

Funding formula and individual payouts

•

The funding/initial payout formula shown below correlates Bonus Funding EBITDA growth from prior year with payout percentages indexed to target opportunities. For 2015, a funding/initial payout of 100% is achieved when Bonus Funding EBITDA performance meets the target threshold of 7% growth. If performance falls between the benchmark performance targets, the payout amount is calculated using interpolation between those benchmarks. If performance falls below the minimum threshold, no payouts are funded.

2016 PROXY STATEMENT 45

EXECUTIVE COMPENSATION

Performance – Payout Formula

Performance Milestones	Growth vs Prior Year (index %)	Funding/Initial Payout %
Maximum	167%	200%
Exceptional	114%	114%
Target	107%	100%
Actual Performance	107%	100%
Minimum	97%	70%
< Minimum	<97%	Zero

•

Additionally, the Compensation Committee considers total company financial performance (see “– 2015 Pay Decisions and Performance – Total Company Performance – Financial”) and each NEO’s contribution to that performance. Performance against other objectives is assessed and consideration given to qualitative factors such as degree of difficulty, extraordinary market circumstances, and leadership impact. As a result, initial payouts for each individual may be adjusted up or down to ensure that total performance is reflected in the final payout. NEOs who are assessed as performing above expectations receive higher payouts than they would have received if their bonus were calculated based only on the initial payout.

•	Individual payouts are capped at 200% of the target bonus opportunity

2015 Results

•	The 2015 Bonus Funding EBITDA achieved 7% growth over prior year. Consequently, the plan funded at 100% and the initial payout was set at 100% of each NEO’s target bonus opportunity.

•

Before approving the incentive plan funding, the Compensation Committee assessed the Company’s free cash flow performance against annual plan objectives. The Compensation Committee has discretion to reduce the fund by up to 30% if free cash flow falls short of objectives. There is no discretion to increase the fund in the event that free cash flow performance exceeds objectives.

•

We define free cash flow as net cash provided by operating activities less capital expenditure. For a reconciliation of free cash flow to net cash provided by operating activities, see “– Executive Summary.”

•

The Compensation Committee reviewed the Company’s free cash flow performance, which was within our target range at 18% growth over prior year (as shown under “– Executive Summary” and “– 2015 Pay Decisions and Performance – Total Company Performance – Financial”). Therefore, no reduction was made to the incentive funding.

2016 Changes

The Compensation Committee noted that the proportion of equity in executives’ total annual pay mix had reached the targeted range. Therefore, for the 2016 plan year, annual incentive payouts will revert to being paid 100% in cash (versus 75% cash and 25% in RSUs that had been our practice since 2013).

2016 PROXY STATEMENT 46

EXECUTIVE COMPENSATION

Long-term Incentives (LTI)

The purposes of long-term incentive awards are to focus executives on long-term sustainable performance and to align executive rewards with long-term returns delivered to shareholders. Currently, all long-term incentives are delivered as equity-based awards.

LTI MIX – 50% IS SUBJECT TO QUANTIFIABLE LONG-TERM PERFORMANCE

Equity-based awards are made to executives, other employees and directors pursuant to the Amended and Restated Nielsen 2010 Stock Incentive Plan (the “2010 Plan”). Our goal is to provide at least 50% of the NEO pay mix in long-term equity, progressing to 60% over time, and to have approximately 50% of the LTI subject to quantifiable long-term performance metrics. Prior to finalizing award sizes, the Compensation Committee considers general industry market benchmarks and peer group data provided by its compensation consultant, Meridian; executives’ total direct compensation mix and prior year award values; changes in role and job responsibilities; current company financial performance and individual performance.

Long-Term Performance Plan (LTPP)

2015 Plan

LTPP participants are awarded a target number of performance RSUs that are earned subject to the Company’s performance against two cumulative 3-year performance metrics, free cash flow and relative total shareholder return, with assigned weightings of 60% and 40%, respectively. The Compensation Committee decided to assign more weight to the free cash flow metric over which executives have relatively more direct control. The performance period commenced on January 1, 2015 and ends on December 31, 2017. Grants are denominated in share units and settled in Nielsen shares. Based on the performance at the end of the 3-year period, executives may earn less or more than the target performance RSUs granted. Relative total shareholder return below the 30th percentile of our performance peer group or free cash flow performance below 85% of the free cash flow target will result in 0% payout for each metric. Payouts for each metric are calculated independently of each other. The maximum payout for each metric is 200%. In the case of absolute negative total shareholder return of the Company over the performance period, payments under the relative total shareholder return component of the plan are capped at 100% of target.

The table below summarizes the plan performance-payout matrix, which is unchanged from 2014. The Compensation Committee re-affirmed its belief that this design provides appropriate rigor in the ratio of performance to reward, as well as, the right balance between individual risk and motivation. The free cash flow targets are intended to be aggressive and achievable and are fully aligned with our 3-year strategic plan objectives and long-term guidance issued to investors.

PLAN DESIGN[1]
Milestones	Free Cash Flow (% to target)	Free Cash Flow Payout (60% weight)	Relative Total Shareholder Return (percentile rank) (40% weight)	Relative Total Shareholder Return Payout
Maximum	120%	200%	75th	200%
Target	100%	100%	50th	100%
Minimum	85%	50%	30th	50%
Below Minimum	<85%	0%	<30th	0%

1	The performance metrics operate independently

2016 PROXY STATEMENT 47

EXECUTIVE COMPENSATION

After a comprehensive review of reports from Meridian, other advisors, and Nielsen’s management team in 2013, the Committee approved a performance peer group solely for the purposes of measuring our relative total shareholder return under the LTPP. The peer group includes companies in comparable businesses to Nielsen, as well as companies representing the markets we serve. Four companies were added to the peer group in 2015.

LTPP PEER GROUP
Accenture plc	Moody’s Corporation (new in 2015)
Coca-Cola Company	MSCI Inc.
Colgate-Palmolive Company	Omnicom Group, Inc.
Dun and Bradstreet Corporation	The Procter & Gamble Company
Equifax Inc.	RELX plc (formerly Reed-Elsevier)
Experian plc	Thomson Reuters Corporation
FactSet Research Systems Inc.	Time Warner Inc.
GfK SE	Twenty-First Century Fox, Inc.
IHS Inc.	Unilever N.V. (ADR)
IMS Health Holdings, Inc. (new in 2015)	Viacom Inc. (new in 2015)
The Interpublic Group of Companies, Inc.	Wolters Kluwer NV/ADR/
McGraw Hill Financial, Inc.	WPP plc (new in 2015)

Stock Options and Restricted Stock Units

The stock option and RSU awards are intended to enhance the retention value of the equity program and align with the creation of shareholder value. Both stock options and RSUs vest over four years in equal annual installments. In 2015, the Compensation Committee provided approximately 25% of the NEO LTI values in stock options and 25% in RSUs.

Compensation Practices and Governance

Compensation Committee

The Compensation Committee regularly reviews the philosophy and goals of the executive compensation program and assesses the effectiveness of compensation practices and processes. The Compensation Committee sets performance goals and assesses performance against these goals. The Committee considers the recommendations and market data provided by its independent consultant as well as the judgment of the CEO on the performance of his direct reports. The CEO does not participate in the Compensation Committee discussion regarding his own compensation. The Compensation Committee makes its decisions based on its assessment of both Nielsen and individual performance against goals, as well as, on its judgment as to what is in the best interests of Nielsen and its shareholders.

The responsibilities of the Compensation Committee are described more fully in its charter, which is available in the Corporate Governance page of our website at www.nielsen.com/investors under Corporate Governance: Governance Documents: Compensation Committee Charter.

Independent Compensation Consultant

The Compensation Committee retains Meridian as its compensation consultant. Meridian has provided market data and perspective on executive and independent director compensation and related governance. Meridian and its affiliates did not provide any services to Nielsen or its affiliates in 2015 other than executive and director compensation consulting to the Compensation Committee. Discussions between Meridian and Nielsen management are limited to those necessary to complete work on behalf of the Compensation Committee.

The Compensation Committee determined that Meridian and its lead consultant for Nielsen satisfy the independence factors described in the NYSE listing rules. The Compensation Committee also determined that the work performed by Meridian in 2015 did not raise any conflict of interest.

2016 PROXY STATEMENT 48

EXECUTIVE COMPENSATION

Benchmarking

The Compensation Committee uses the executive compensation of a peer group of companies, selected for their business relevance and size appropriateness to Nielsen, as one of many considerations when making executive compensation pay decisions. To account for differences in the size of our peer group companies, the market data are statistically adjusted to allow for valid comparisons to similarly-sized companies. The peer group information may also be supplemented by general industry survey data selected by Meridian to provide reasonable benchmarks for a company of Nielsen’s size and business type. After a review by the Compensation Committee in December 2014, Adobe Systems Incorporated was added to the peer group and Dun & Bradstreet, Inc. and Teradata Corp were removed.

2015 PEER GROUP
Adobe Systems Incorporated (new in 2015)	IHS Inc.
Alliance Data Systems Corporation	The Interpublic Group of Companies, Inc.
Automatic Data Processing, Inc.	McGraw-Hill Financial, Inc.
Cognizant Technology Solutions Corporation	Moody’s Corporation
DirecTV Group Holdings, LLC	Omnicom Group, Inc.
Equifax Inc.	salesforce.com, inc.
Experian plc	Thomson Reuters Corporation
Fiserv, Inc.	Verisk Analytics, Inc.

Consideration of Risk

The Compensation Committee conducted a risk assessment of Nielsen’s 2015 pay practices, which included the review of a report from Meridian. The Compensation Committee concluded that Nielsen’s pay programs are not reasonably likely to have a material adverse effect on Nielsen, its business and its value. Specifically, the Compensation Committee noted the following:

•	Good balance of fixed and at-risk compensation, and good balance of performance in LTI plans plus share ownership requirements

•	Overlapping vesting periods that expose management, including the CEO, to consequences of their decision-making

•	EBITDA performance funds annual incentives and the Compensation Committee has discretion to reduce payouts if free cash flow targets are not met which results in shared value with shareholders

•	Annual incentive plan payout curve is reasonable, including steeper slope in the payout curve for zero or negative EBITDA growth over prior year. Payouts are capped at 200%

•	Executive compensation is benchmarked annually

•	Compensation Committee retains an independent consultant

•	Nielsen has a compensation clawback policy and anti-hedging policy

•	Pledging of shares subject to share ownership requirements is prohibited

•	Robust code of conduct and whistleblower policy

Share Ownership Guidelines

To ensure strong alignment of executive interests with the long-term interests of shareholders, executives are required to accumulate and maintain a meaningful level of stock ownership in the Company. The share ownership guideline policy was adopted in June 2011. Messrs. Barns and Hasker first became subject to our share ownership guidelines in 2013. Mr. Barns’ guideline was subsequently changed from three times to six times salary on January 1, 2014 when he became the Company’s Chief Executive Officer.

2016 PROXY STATEMENT 49

EXECUTIVE COMPENSATION

The table below presents the guidelines and actual share ownership as of March 1, 2016 for each of our NEOs. Messrs. West and Lewis who had both met their share ownership guidelines have been excluded from the table because Mr. West has departed from the company and Mr. Lewis is no longer an executive officer.

Name	Guideline	Guideline Shares[1]	Share Ownership[2]
Mr. Barns	6 x salary	128,800	88,682
Mr. Jackson	3 x salary	45,100	13,818
Mr. Hasker	3 x salary	57,900	36,644
Ms. Finn	1 x salary	14,000	32,363

1	The guideline shares were reset using $46.60 share price at close of market on December 31, 2015. The guideline shares were not reset for Ms. Finn because she previously met her guideline.

2	Eligible shares include beneficially-owned shares held directly or indirectly and jointly-owned shares.

Other Policies and Guidelines

Perquisites

We provide our NEOs with limited perquisites, reflected in the “All Other Compensation” column of the Summary Compensation Table and described in the footnotes. NEOs may claim financial planning and executive wellness expenses capped each year at $15,000 and $2,500, respectively. In very limited circumstances, we may permit NEOs and their family members to access our contractual arrangement for private aircraft for their personal use. We were reimbursed for the cost of such use in 2015. In certain circumstances, where necessary for business purposes, we also provide reimbursement for relocation expenses.

Severance

We believe that severance protections play a valuable role in attracting and retaining key executive officers. Between 2007 and 2010, we offered severance protections to executives pursuant to substantially identical severance agreements connected to awards granted under our 2006 Stock Acquisition and Option Plan for Key Employees, which required executives to make substantial personal investments in the Company. Each of our NEOs, except for Mr. Jackson, has entered into one of these individual severance agreements. These agreements only vary in the severance multiple provided depending on the position of the individual at the time the agreement was executed. Pursuant to the terms of his offer letter, Mr. Jackson is entitled to receive severance upon certain terminations of employment.

The relevant severance triggering events and amounts payable are described in further detail under “– Potential Payments Upon Termination or Change-in-Control – Severance Benefits).”

Change-in-Control

For equity awards made in 2011 or later, under the 2010 Plan, as amended, unvested options and RSUs do not vest automatically in the event of a change-in-control. These benefits are described in further detail under “– Potential Payments Upon Termination or Change-in-Control.”

Clawback Policy

Our clawback policy requires the Chief Executive Officer and his executive direct reports, in all appropriate cases, to repay or forfeit any bonus, short-term incentive award or amount, or long-term incentive award or amount awarded to the executive, and any non-vested equity-based awards previously granted to the executive if:

The amount of the incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement or the correction of a material error; and
The executive engaged in intentional misconduct that caused or partially caused the need for the restatement or caused or partially caused the material error; and
The amount of the incentive compensation that would have been awarded to the executive, had the financial results been properly reported, would have been lower than the amount actually awarded.

2016 PROXY STATEMENT 50

EXECUTIVE COMPENSATION

Other Benefits

The CEO and each other NEO are eligible to participate in the health and welfare, defined contribution 401(k), and deferred compensation plans made available, per eligibility requirements, to all employees.

Tax Implications

Section 162(m) of the Code (as interpreted by IRS Notice 2007-49) denies a federal income tax deduction for certain compensation in excess of $1 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than the company’s chief financial officer) of a publicly-traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. In addition, “grandfather” provisions may apply to certain compensation arrangements that were entered into by a corporation before it was publicly held. The Compensation Committee’s policy is to qualify compensation paid to our executive officers for deductibility for federal income tax purposes to the extent permitted. However, to retain highly skilled executives and remain competitive with other employers, the Compensation Committee will have the right to authorize compensation that would not otherwise be deductible under Section 162(m) and to pay bonuses in any amount, including discretionary bonuses or bonuses with performance goals that are different from those under our annual incentive plan.

The annual incentive plan has been designed to permit the Compensation Committee to grant awards thereunder which are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (or any amendment thereto).

Submitted by the Compensation Committee of the Company’s Board of Directors: April 28, 2016.

Javier G. Teruel (Chairman)

Harish Manwani

Kathryn Marinello

Vivek Ranadive

2016 PROXY STATEMENT 51

EXECUTIVE COMPENSATION

TABLES AND NARRATIVE DISCLOSURE

Summary Compensation Table

The following table presents information regarding compensation to our NEOs for the periods indicated.

Name and Principal Position	Year	Salary ($)	Bonus[1] ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non-Equity Incentive Plan Compensation[4] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[5] ($)	All Other Compensation[6] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mitch Barns Chief Executive Officer	2015	1,000,000	—	4,937,630	1,500,002	1,545,000	3,316	116,837	9,102,785
	2014	998,462	—	3,407,277	1,054,680	1,365,000	7,897	124,576	6,957,892
	2013	779,231	—	2,840,040	359,550	637,500	4,553	22,650	4,643,524
Jamere Jackson Chief Financial Officer	2015	700,000	325,000	1,607,214	496,644	656,250	—	10,425	3,795,533
	2014	565,385	1,300,000	5,217,861	486,200	562,500	—	118,179	8,250,125
Brian West Former Chief Operating Officer	2015	950,000	—	2,189,965	—	1,825,000	—	31,820	4,996,785
	2014	930,769	—	3,162,049	916,300	1,350,000	—	33,313	6,392,431
	2013	850,000	—	3,119,420	420,750	1,125,000	—	24,185	5,539,355
Steve Hasker Global President and Chief Operating Officer (Global President through December 31, 2015)	2015	900,000	—	1,644,781	509,714	750,000	—	29,320	3,833,815
	2014	882,692	—	1,695,105	486,200	712,500	—	22,493	3,798,990
	2013	800,000	—	2,738,220	336,600	656,250	—	7,650	4,538,720

John Lewis[7] Global President	2015	770,000	—	1,607,214	496,644	800,000	141	30,432	3,704,431
	2014	728,538	—	1,689,623	523,600	562,500	12,843	32,469	3,549,573
Mary Liz Finn Chief Human Resources Officer	2015	550,000	—	1,002,698	313,670	322,500	—	27,197	2,216,066

1	Bonus

For Mr. Jackson, the $1,300,000 amount shown in 2014 is the initial portion (paid in connection with his hire date of March 10, 2014) of the $2,600,000 payment meant to compensate him for the loss of his unvested SERP benefit from his previous employer, and the $325,000 amount shown in 2015 is the first of four equal annual installments of the remaining $1,300,000 payment. Mr. Jackson is required to repay each payment in full if his employment terminates within one year following its receipt unless such termination is not for “cause” or is for “good reason.”

2	Stock Awards

Represents the aggregate grant date fair value of RSUs, annual incentive RSUs and performance RSUs awarded to each NEOs calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (the “FASB ASC Topic 718”). For a discussion of the assumptions and methodologies used to value the awards reported in column (e), please see Note 13 “Stock-Based Compensation” to our audited consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2015 previously filed with the SEC. All numbers exclude estimates of forfeitures. No awards were subject to re-pricing or material modifications.

Values for awards made in 2015:

Performance Restricted Stock Units – Target amounts granted on February 19, 2015 under the LTPP – Messrs. Barns ($2,982,609), Jackson ($944,689), West ($1,739,931), Hasker ($919,781), Lewis ($944,689), and Ms. Finn ($596,431). The maximum awards at the date of grant are as follows: Messrs. Barns ($4,667,571), Jackson ($1,478,371), West ($2,722,868), Hasker ($1,439,392), Lewis ($1,478,371), and Ms. Finn ($933,372).

Restricted Stock Units – RSUs were granted to the NEOs as follows: On October 29, 2015 to Mr. Barns ($1,500,020) on October 28, 2015 to Messrs. Jackson ($475,000), Hasker ($487,500), Lewis ($475,000), and Ms. Finn ($300,000).

Annual Incentive RSUs – Values represent 25% of the 2014 plan year annual incentive awards granted on February 12, 2015: Messrs. Barns ($455,002), Jackson ($187,525), West ($450,035), Hasker ($237,500), Lewis ($187,525), and Ms. Finn ($106,267).

3	Option Awards

Represents the aggregate grant date fair value of stock options awarded to each NEO calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the awards reported in column (f), please see Note 13 “Stock-Based Compensation” to our audited consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 19, 2016. All numbers exclude estimates of forfeitures. No awards were subject to repricing or material modifications and no awards were subject to performance conditions.

2016 PROXY STATEMENT 52

EXECUTIVE COMPENSATION

4	Non-Equity Incentive Plan Compensation

Represents 75% of the annual incentive value for the 2015 plan year paid in February of 2016; the remaining 25% of the annual incentive was delivered in RSUs granted in February 2016 (and is not included in the 2015 amounts above but will be disclosed in the Summary Compensation Table next year as 2016 compensation). Due to the departure of Messrs. West and Lewis, their 2015 annual incentive was paid 100% in cash in February 2016, which amount is reflected in the table above.

5	Change in Pension Value and Nonqualified Deferred Compensation Earnings

The amounts indicated for Messrs. Barns and Lewis represent the actuarial change in pension value during 2015, relating to the Nielsen qualified plan and non-qualified excess plan. See “– Pension Benefits for 2015.”

6	All Other Compensation (2015 values)

Mr. Barns: financial planning expenses: $15,000; retirement plan contributions: $7,950; company paid relocation expenses: $87,518; and value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July 26, 2012 prior to the introduction of our dividend policy in 2013: $6,370

Mr. Jackson: retirement plan contributions: $7,950; and company paid relocation expenses: $2,475

Mr. West: financial planning expenses: $15,000; retirement plan contributions: $7,950; executive wellness expenses: $2,500; and value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July 26, 2012 prior to the introduction of our dividend policy in 2013: $6,370

Mr. Hasker: financial planning expenses: $15,000; retirement plan contributions: $7,950; and value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July 26, 2012 prior to the introduction of our dividend policy in 2013: $6,370

Mr. Lewis: financial planning expenses: $15,000; retirement plan contributions: $7,745; executive wellness expenses: $1,317; and value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July 26, 2012 prior to the introduction of our dividend policy in 2013: $6,370

Ms. Finn: financial planning expenses: $15,000; retirement plan contributions: $7,950; and value of dividend equivalents accrued on unvested RSUs arising from the equity award granted on July 26, 2012 prior to the introduction of our dividend policy in 2013: $4,247

7	Mr. Lewis ceased to be an executive officer on December 30, 2015.

2016 PROXY STATEMENT 53

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards in 2015

The following table presents information regarding grants to our NEOs during the fiscal year ended December 31, 2015.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target[1] ($)	Maximum ($)	Threshold (#)	Target[2] (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards[3] ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Mitch Barns		1,400,000	2,000,000	4,000,000	—	—	—	—	—	—	—
	2/12/2015	—	—	—	—	—	—	10,443	—	—	455,002
	2/19/2015	—	—	—	32,930	65,860	131,720	—	—	—	2,982,609
	10/29/2015	—	—	—	—	—	—	31,283	177,515	47.95	3,000,022
Jamere Jackson		560,000	800,000	1,600,000	—	—	—	—	—	—	—
	2/12/2015	—	—	—	—	—	—	4,304	—	—	187,525
	2/19/2015	—	—	—	10,430	20,860	41,720	—	—	—	944,689
	10/28/2015	—	—	—	—	—	—	9,824	58,498	48.35	971,644
Brian West		1,225,000	1,750,000	3,500,000	—	—	—	—	—	—	—
	2/12/2015	—	—	—	—	—	—	10,329	—	—	450,035
	2/19/2015	—	—	—	19,210	38,420	76,840	—	—	—	1,739,931
Steve Hasker		665,000	950,000	1,900,000	—	—	—	—	—	—	—
	2/12/2015	—	—	—	—	—	—	5,451	—	—	237,500
	2/19/2015	—	—	—	10,155	20,310	40,620	—	—	—	919,781
	10/28/2015	—	—	—	—	—	—	10,083	60,037	48.35	997,214
John Lewis		560,000	800,000	1,600,000	—	—	—	—	—	—	—
	2/12/2015	—	—	—	—	—	—	4,304	—	—	187,525
	2/19/2015	—	—	—	10,430	20,860	41,720	—	—	—	944,689
	10/28/2015	—	—	—	—	—	—	9,824	58,498	48.35	971,644
Mary Liz Finn		297,500	425,000	850,000	—	—	—	—	—	—	—
	2/12/2015	—	—	—	—	—	—	2,439	—	—	106,267
	2/19/2015	—	—	—	6,585	13,170	26,340	—	—	—	596,431
	10/28/2015	—	—	—	—	—	—	6,205	36,946	48.35	613,670

1	Represents 100% of the 2015 target award under the annual incentive plan.

2	Represents number of performance restricted stock units awarded under the LTPP.

3	Represents the grant date fair values computed in accordance with FASB ASC Topic 718 of the following awards:

•	RSUs granted to Messrs. Barns, Jackson, West, Hasker, Lewis, and Ms. Finn on February 12, 2015 with a value of 25% of their 2014 annual incentive plan cash payout

•	The target number of performance RSUs granted under the LTPP to Messrs. Barns, Jackson, West, Hasker, Lewis, and Ms. Finn on February 19, 2015

•	Stock option awards granted to all NEOS on October 28, 2015 and to Mr. Barns on October 29, 2015

•	RSUs granted to all NEOS on October 28, 2015 and to Mr. Barns on October 29, 2015

2016 PROXY STATEMENT 54

EXECUTIVE COMPENSATION

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2015 Table

Summary Compensation Table

Mr. Barns’ base salary was unchanged at $1,000,000. His annual incentive target for 2015 was set at $2,000,000. Based on the Compensation Committee’s full year performance assessment, Mr. Barns was awarded an annual incentive payment of $2,060,000.

Mr. Jackson’s base salary was unchanged at $700,000. His annual incentive target for 2015 was set at $800,000. Based on the Compensation Committee’s full year performance assessment, Mr. Jackson was awarded an annual incentive payment of $875,000. Additionally, Mr. Jackson received the second of five installments of the payment authorized by the Compensation Committee upon hire to compensate him for the loss of unvested SERP at his prior employer. Mr. Jackson is required to reimburse each installment in full if his employment terminated within one year of receipt of each installment unless such termination is not for “cause” or is for “good reason.”

Mr. West’s base salary was unchanged at $950,000. His annual incentive target for 2015 was set at $1,750,000. Based on the Compensation Committee’s full year performance assessment, Mr. West was awarded an annual incentive payment of $1,825,000.

In recognition of his delivery of a seamless transition to the new technology and operations structure, the Compensation Committee approved provisions in accordance with our 2010 Plan policy whereby Mr. West forfeited all of his outstanding unvested equity except that:

•	RSUs awarded in 2014 and 2015 in respect of the annual incentive plan performance in 2013 and 2014, respectively, will continue to vest according to the normal two-year ratable schedule;

•

2014 and 2015 LTPP awards will be earned following approvals at the end of the performance periods and paid pro-rata to service from the beginning of the performance period through December 31, 2015; and

•	stock option and RSU tranches, due to vest in 2016, will vest on a pro-rata basis based on service from the most recent vesting date through December, 31, 2015.

Mr. Hasker’s base salary was unchanged at $900,000. His annual incentive target for 2015 was set at $950,000. Based on the Compensation Committee’s full year performance assessment, Mr. Hasker was awarded an annual incentive payment of $1,000,000.

Mr. Lewis’ base salary was unchanged at $770,000. His annual incentive target for 2015 was set at $800,000. Based on the Compensation Committee’s full year performance assessment, Mr. Lewis was awarded an annual incentive payment of $800,000.

Ms. Finn’s base salary was unchanged at $550,000. Her annual incentive target for 2015 was set at $425,000. Based on the Compensation Committee’s full year performance assessment, Ms. Finn was awarded an annual incentive payment of $430,000.

For each NEO, approximately 50% of long-term incentive value is delivered in performance RSUs and 50% is split equally between time-based stock options and RSUs. In addition, 75% of the annual incentive award is paid in cash and disclosed in the Summary Compensation Table as compensation in the performance year, while the remaining 25% is paid in RSUs that will vest in equal annual installments over two years and whose value is disclosed in the Summary Compensation Table as compensation in the year of grant. Due to the departure of Messrs. West and Lewis, their 2015 annual incentive was paid 100% in cash in February 2016, as opposed to 75% in cash and 25% in RSUs.

Grants of Plan Based Awards in 2015

Each year, the Compensation Committee reviews target LTI opportunities considering general industry market benchmarks and peer group data provided by Meridian, executives’ total direct compensation mix and prior year award values, individual role and responsibilities, company financial performance and an assessment of each NEO’s individual performance.

2016 PROXY STATEMENT 55

EXECUTIVE COMPENSATION

On February 12, 2015, each NEO was granted RSUs having a value equal to 25% of their 2014 annual incentive cash payout. The awards vest in two equal installments commencing on the anniversary of the grant date.

Each NEO was awarded performance RSUs under the LTPP on February 19, 2015.

The performance RSUs will be earned at the end of the 3-year period (January 1, 2015 –December 31, 2017) based on the Company’s performance against the plan metrics (as described under “– Long-Term Incentives (LTI) – Long-Term Performance Plan (LTPP)”).

On October 28, 2015 (October 29 in the case of Mr. Barns), each NEO, with the exception of Mr. West, was granted awards of RSUs and stock options. Both RSUs and stock options time-vest ratably over four years on each anniversary of the grant date.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of our NEOs as of December 31, 2015.

		Option Awards					Stock Awards
Name		Number of Securities Underlying Unexercised Options Exercisable[1] (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[2] ($)
(a)	Grant Date	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Mitch Barns	3/5/2007	—	—	6,235	16.00	3/5/2017	—	—
	3/5/2007	—	—	1,039	32.00	3/5/2017	—	—
	3/18/2010	62,500	—	—	18.40	3/18/2020	—	—
	5/11/2011	75,000	—	—	30.19	5/11/2018	—	—
	7/26/2012	60,000	20,000	—	27.98	7/26/2019	3,999	186,353
	2/20/2013	—	—	—	—	—	25,000	1,165,000
	7/25/2013	—	—	—	—	—	31,697	1,477,080
	9/25/2013	23,500	23,500	—	36.56	9/25/2020	4,728	220,325
	2/10/2014	—	—	—	—	—	2,463	114,776
	2/20/2014	—	—	—	—	—	43,500	2,027,100
	10/29/2014	35,250	105,750	—	41.92	10/29/2021	18,385	856,741
	2/12/2015	—	—	—	—	—	10,697	498,480
	2/19/2015	—	—	—	—	—	65,860	3,069,076
	10/29/2015	—	177,515	—	47.95	10/29/2022	31,475	1,466,735
Jamere Jackson	3/10/2014	—	—	—	—	—	63,310	2,950,246
	3/10/2014	—	—	—	—	—	20,000	932,000
	10/29/2014	16,250	48,750	—	41.92	10/29/2021	8,498	396,007
	2/12/2015	—	—	—	—	—	4,409	205,459
	2/19/2015	—	—	—	—	—	20,860	972,076
	10/28/2015	—	58,498	—	48.35	10/28/2022	9,884	460,594
Brian West	3/18/2010	57,587	—	—	18.40	3/18/2020	—	—
	5/11/2011	62,500	—	—	30.19	5/11/2018	—	—
	7/26/2012	91,233	—	—	27.98	7/26/2019	—	—
	2/20/2013	—	—	—	—	—	30,000	1,398,000
	9/25/2013	31,154	—	—	36.56	9/25/2020	—	—
	2/10/2014	—	—	—	—	—	4,345	202,477
	2/20/2014	—	—	—	—	—	25,299	1,178,933
	10/29/2014	35,911	—	—	41.92	10/29/2021	—	—
	2/12/2015	—	—	—	—	—	10,580	493,028
	2/19/2015	—	—	—	—	—	12,772	595,175

2016 PROXY STATEMENT 56

EXECUTIVE COMPENSATION

		Option Awards					Stock Awards
Name		Number of Securities Underlying Unexercised Options Exercisable[1] (#)	Number of Securities Underlying Unexercised Options Unexercisable[1] (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options[1] (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[2] ($)
(a)	Grant Date	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Steve Hasker	12/21/2009	23,437	—	—	16.00	12/21/2019	—	—
	12/21/2009	19,531	—	—	32.00	12/21/2019	—	—
	5/11/2011	18,750	—	—	30.19	5/11/2018	—	—
	7/26/2012	20,000	20,000	—	27.98	7/26/2019	3,999	186,353
	2/20/2013	—	—	—	—	—	22,000	1,025,200
	7/25/2013	—	—	—	—	—	31,697	1,477,080
	9/25/2013	22,000	22,000	—	36.56	9/25/2020	4,728	220,325
	2/10/2014	—	—	—	—	—	2,535	118,131
	2/20/2014	—	—	—	—	—	20,100	936,660
	10/29/2014	16,250	48,750	—	41.92	10/29/2021	8,498	396,007
	2/12/2015	—	—	—	—	—	5,584	260,214
	2/19/2015	—	—	—	—	—	20,310	946,446
	10/28/2015	—	60,037	—	48.35	10/28/2022	10,145	472,757
John Lewis	2/2/2007	—	—	17,813	16.00	2/2/2017	—	—
	2/2/2007	—	—	2,968	32.00	2/2/2017	—	—
	5/11/2011	75,000	—	—	30.19	5/11/2018	—	—
	7/26/2012	60,000	20,000	—	27.98	7/26/2019	3,999	186,353
	2/20/2013	—	—	—	—	—	22,000	1,025,200
	7/25/2013	—	—	—	—	—	31,697	1,477,080
	9/25/2013	—	22,000	—	36.56	9/25/2020	4,728	220,325
	2/10/2014	—	—	—	—	—	2,376	110,722
	2/20/2014	—	—	—	—	—	19,600	913,360
	10/29/2014	—	52,500	—	41.92	10/29/2021	9,116	424,806
	2/12/2015	—	—	—	—	—	4,409	205,459
	2/19/2015	—	—	—	—	—	20,860	972,076
	10/28/2015	—	58,498	—	48.35	10/28/2022	9,884	460,594
Mary Liz Finn	11/15/2007	3,562	—	3,563	16.00	3/21/2017	—	—
	11/15/2007	5,657	—	593	32.00	3/21/2017	—	—
	5/11/2011	75,000	—	—	30.19	5/11/2018	—	—
	7/26/2012	71,250	23,750	—	27.98	7/26/2019	2,666	124,236
	2/20/2013	—	—	—	—	—	16,000	745,600
	9/25/2013	20,000	20,000	—	36.56	9/25/2020	4,466	208,116
	2/10/2014	—	—	—	—	—	1,217	56,712
	2/20/2014	—	—	—	—	—	13,000	605,800
	10/29/2014	10,500	31,500	—	41.92	10/29/2021	5,485	255,601
	2/12/2015	—	—	—	—	—	2,498	116,407
	2/19/2015	—	—	—	—	—	13,170	613,722
	10/28/2015	—	36,946	—	48.35	10/28/2022	6,243	290,924

1	The option awards are subject to vesting schedules as follows:

•	Option awards with exercise prices of $16 and $32

•

For Messrs. Barns, Lewis, and Ms. Finn: 5% vested on their grant date with the remainder scheduled to vest ratably on December 31, 2007, 2008, 2009, 2010 and 2011. 50% of the award was subject to performance vesting based on the achievement of pre-established EBITDA targets. 2008 performance did not meet the pre-established target and will not vest. Performance in 2010 and 2011 did not meet the pre-established targets. Performance-based options for these years converted to time-based options and vested on December 31, 2012 and 2013, respectively.

2016 PROXY STATEMENT 57

EXECUTIVE COMPENSATION

•

For Mr. Hasker: 25% was scheduled to vest ratably on each of December 31, 2009, 2010, 2011 and 2012. 50% of the award was subject to performance vesting based on the achievement of pre-established EBITDA targets. Performance in 2010, 2011 and 2012 did not meet the pre-established targets. Performance-based options for these years converted to time-based options and vested on December 31, 2012, 2013 and 2014, respectively.

•	Option awards with an exercise price of $18.40:

•	For Messrs. Barns and West: vested one-third on each of March 18, 2011, 2012 and 2013.

•	Option awards with exercise prices of $30.19, $27.98, $36.56, $41.92, $48.35 and $47.95:

•	Vest ratably on each of the four anniversaries of the grant date.

2	The RSU awards are subject to vesting schedules as follows:

•

The July 26, 2012, September 25, 2013, March 10, 2014 (Mr. Jackson only), October 29, 2014, October 28, 2015 and October 29, 2015 (Mr. Barns only) awards time-vest ratably on each of the four anniversaries of the grant date. For Mr. West, the July 26, 2012, September 25, 2013 and October 29, 2014 awards vested on a pro-rata basis on his departure date of December 31, 2015.

•	The February 20, 2013 awards are performance restricted shares which were earned in accordance with the terms of the 2013 LTPP in February 2016.

•

The July 25, 2013 awards are special one-time RSU grants made to Messrs. Barns, West, Hasker, and Lewis that time-vest 20% on each of the anniversaries of the grant date in 2014 and 2015; and 30% on each subsequent grant date anniversary in 2016 and 2017. This award vested and was distributed to Mr. West on a pro-rata basis based on service from July 25, 2015 to his departure date of December 31, 2015.

•

The February 10, 2014 awards made to Messrs. Barns, West, Hasker, Lewis, and Ms. Finn are restricted shares awarded under the 2013 annual incentive plan that will time-vest 50% on each of the two anniversaries of the grant date in 2015 and 2016.

•

The February 20, 2014 awards made to Messrs. Barns, West, Hasker, Lewis, and Ms. Finn are performance RSUs, which will vest, if earned in accordance with the terms of the 2014 LTPP, in February 2017. For Mr. West, the performance RSUs disclosed are pro-rata from January 1, 2014 to December 31, 2015.

•	The March 10, 2014 award of 20,000 performance RSUs made to Mr. Jackson upon his hire date will vest if earned in accordance with the terms of the 2014 LTPP, in February 2017.

•

The February 12, 2015 awards made to Messrs. Barns, Jackson, West, Hasker, Lewis, and Ms. Finn are RSUs awarded under the 2014 annual incentive plan that will time-vest 50% on each of the two anniversaries of the grant date in 2016 and 2017.

•

The February 19, 2015 awards made to Messrs. Barns, Jackson, West, Hasker, Lewis, and Ms. Finn are performance RSUs, which will vest, if earned in accordance with the terms of the 2015 LTPP, in February 2018. For Mr. West the performance RSUs disclosed are pro-rata from January 1, 2015 to December 31, 2015.

3	Market value is based on the closing price of $46.60 per share on December 31, 2015.

Option Exercises and Stock Vested in 2015

The following table presents information regarding the value realized by each of our NEOs upon the exercise of option awards or the vesting of stock awards during the fiscal year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Mitch Barns	33,288	846,123	25,230	1,157,178
Jamere Jackson	—	—	23,416	1,024,736
Brian West	217,412	6,936,192	37,451	1,720,695
Steve Hasker	—	—	22,026	1,003,230
John Lewis	55,125	560,970	22,074	1,006,158
Mary Liz Finn	—	—	7,857	361,934

2016 PROXY STATEMENT 58

EXECUTIVE COMPENSATION

Pension Benefits for 2015

The following table presents information regarding the pension arrangements with each of our NEOs during the fiscal year ended December 31, 2015.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Mitch Barns	Qualified Plan	4.42	39,194	—
	Excess Plan	4.42	29,752	—
Jamere Jackson	—	—	—	—
Brian West	—	—	—	—
Steve Hasker	—	—	—	—
John Lewis	Qualified Plan	3.92	19,972	—
	Excess Plan	3.92	36,028
Mary Liz Finn	—	—	—	—

Assumptions for Present Value of Accumulated Benefit

Present values at December 31, 2015 are the present value of accumulated benefits as used under ASC960 and were calculated using an interest rate of 4.63% for the Qualified Plan (as defined below) benefits and 4.46% for the Excess Plan (as defined below) benefits, an interest credit rate of 3.38% and the white collar retiree RP 2014 table backed off to 2007 mortality tables projected with mortality improvements based on the MMP2007 Scale. These assumptions are consistent with those used for the financial statements of the Company’s retirement plans.

United States Retirement Plans

Effective August 31, 2006, the Company froze its United States qualified and non-qualified retirement plans. No participants may be added and no further basic credits (described below) may accrue after this date. The retirement plans, as in existence immediately prior to the freeze, are described below.

We maintain a tax-qualified retirement plan (the “Qualified Plan”), a cash-balance pension plan that covers eligible United States employees who have completed at least one year of service. Prior to the freeze, we added monthly basic and investment credits to each participant’s account. The basic credit equaled 3% of a participant’s eligible monthly compensation. At the point of freeze, all basic credits were stopped, but participants continue to receive investment credits.

Participants became fully vested in their accrued benefits after the earlier of five years of service or when the participant reached normal retirement age (which is the later of age 65 or the fifth anniversary of the date the participant first became eligible to participate in the plan). Unmarried participants receive retirement benefits as a single-life annuity, and married participants receive retirement benefits as a qualified joint-and-survivor annuity. Participants can elect an alternate form of payment such as a straight-life annuity, a joint-and-survivor annuity, years certain-and-life income annuity or a level income annuity option. Lump sum payment of accrued benefits is only available if the benefits do not exceed $5,000. Payment of benefits begins at the later of the participant’s termination of employment or reaching age 40. The definition of compensation includes W-2 earnings plus deferrals minus unusual payments (e.g., stock awards, relocation and tuition reimbursement).

We also maintain a non-qualified retirement plan (the “Excess Plan”) for certain of our management and highly compensated employees. Prior to the freeze, the Excess Plan provided supplemental benefits to individuals whose benefits under the Qualified Plan are limited by the provisions of Section 415 and/or Section 401(a)(17) of the Code. The benefit payable to a participant under the Excess Plan is equal to the difference between the benefit actually paid under the Qualified Plan and the amount that would have been payable had the applicable Code limitations not applied. Although the Excess Plan is considered an unfunded plan and there is no current trust agreement for the Excess Plan, assets have been set aside in a “rabbi trust” fund. It is intended that benefits due under the Excess Plan will be paid from this rabbi trust or from the general assets of the Nielsen entity that employs the participants.

2016 PROXY STATEMENT 59

EXECUTIVE COMPENSATION

Messrs. Barns and Lewis are the only NEOs who participate in the Qualified Plan and the Excess Plan.

Reduced early retirement benefits are available once the participant has reached age 40 and completed 5 years of service. Messrs. Barns and Lewis are both eligible for early retirement. The early retirement benefits payable are actuarially reduced to be equivalent to the benefit payable at normal retirement age for Mr. Barns. For Mr. Lewis, the early retirement benefits payable are the greater of the benefits under the cash-balance pension plan actuarially reduced to be equivalent to the benefit payable at normal retirement age and the frozen Dun & Bradstreet benefit reduced 3% per year from normal retirement age to age at commencement. The early retirement benefit for the non-qualified plan is the same, except that the frozen Dun & Bradstreet benefit is not reduced for early commencement when performing the comparison outlined above.

Nonqualified Deferred Compensation for 2015

The Company offers a voluntary nonqualified deferred compensation plan in the United States, which allows selected executives the opportunity to defer a significant portion of their base salary and incentive payments to a future date. Earnings on deferred amounts are determined with reference to designated mutual funds. Mr. Lewis and Ms. Finn are the only NEOs with a balance under this plan. Eligible employees may contribute up to 75% of their base salary and up to 90% of their annual incentive award.

The following table presents information regarding non-qualified deferred compensation arrangements with each of our NEOs during the fiscal year ended December 31, 2015.

Name	Executive Contributions in Last FY1 ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY2 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
Mitch Barns	—	—	—	—	—
Jamere Jackson	—	—	—	—	—
Brian West	—	—	—	—	—
Steve Hasker	—	—	—	—	—
John Lewis	500,000	—	84,014	—	2,541,176
Mary Liz Finn	86,875	—	33,391	—	985,446

1	Mr. Lewis’ 2015 contribution of $500,000 and Ms. Finn’s 2015 contribution of $86,875 were made from salary and annual cash incentive and are included in the Salary and Non-Equity Incentive Plan Compensation columns in the Summary Compensation Table.

2	Interest payments have not been reported in the Summary Compensation Table. Therefore, no contributions are reflected in the Summary Compensation Table.

Potential Payments Upon Termination or Change-in-Control

Except for Mr. Jackson, if an NEO is terminated by the Company without cause or the NEO resigns for good reason (as those terms are defined in the form of Severance Agreement), subject to their compliance with certain restrictive covenants (as described under “– Restrictive Covenants”) and their execution (without revocation) of a general waiver and release of claims, they will be entitled to severance pay that includes:

•	base salary continuation for one year for Messrs. Barns and Hasker and Ms. Finn;

•	a pro-rata portion of their annual incentive award for the year of termination (based on actual performance); and

•

continued health and welfare benefits for the NEO and their covered family members for the duration of the severance period, with the cost of such health benefit premiums, at the active employee rate, deducted from the salary continuation payments on an after-tax basis.

2016 PROXY STATEMENT 60

EXECUTIVE COMPENSATION

If Mr. Jackson’s employment is terminated by the Company without cause or he resigns for good reason (as those terms are defined in his offer letter), Mr. Jackson is entitled to continue to receive his base salary and health benefits for himself and covered family members for a period of 12 months (with the cost of such health benefit premiums at the active employee rate deducted from his salary continuation payments on an after-tax basis).

Mr. West did not receive severance payments in connection with his departure. In recognition of his delivery of a seamless transition to the new technology and operations structure, the Compensation Committee approved provisions in accordance with our 2010 Plan policy whereby Mr. West forfeited all of his outstanding unvested equity, except that:

•	RSUs awarded in 2014 and 2015 in respect of the annual incentive plan performance in 2013 and 2014, respectively, will continue to vest according to the normal two-year ratable schedule;

•

2014 and 2015 LTPP awards will be earned following approvals at the end of the performance periods and paid pro-rata to service from the beginning of the performance period through December 31, 2015; and

•	stock option and RSU tranches, due to vest in 2016, will vest on a pro-rata basis based on service from the most recent vesting date through December 31, 2015.

On December 30, 2015, Mr. Lewis announced that he would leave the Company effective June 30, 2016. The separation arrangements for Mr. Lewis are in accordance with the terms of the form of severance agreement previously filed with the SEC.

If, on December 31, 2015, an NEO’s employment had been terminated without cause by the Company, or an NEO had resigned for good reason, each would have received total payments as shown in the following table:

	Multiple of Base Salary	Base Salary x Multiple $	Annual Incentive Award $	Health & Welfare Benefits $	Total $
Mitch Barns	1x	1,000,000	$2,060,000	7,200	3,067,200
Jamere Jackson	1x	700,000	$875,000	7,200	1,582,200
Brian West	N/A	N/A	N/A	N/A	N/A
Steve Hasker	1x	900,000	$1,000,000	7,200	1,907,200
John Lewis	2x	1,540,000	$800,000	14,400	2,354,400
Mary Liz Finn	1x	550,000	$430,000	7,200	987,200

In addition, on a change-in-control if the acquiring entity does not assume the awards or provide for the issuance of substitute awards on an equitable basis, any unvested options, or RSUs, granted in 2012, 2013, 2014 and 2015 under the 2010 Plan, as amended, would become vested and exercisable in full, and any unearned, unvested performance RSUs under the LTPP would become vested at 100% of the target award.

2016 PROXY STATEMENT 61

EXECUTIVE COMPENSATION

As of December 31, 2015, the value of any accelerated vesting of options and RSUs would be as set forth in the following table. This includes the value of options and RSUs awarded in 2012, 2013, 2014 and 2015 which would vest if not assumed by the acquiring entity.

Name	Grant Date	Unvested Options	Exercise Price	Unvested RSUs	LTPP	Fair Market Value as of 12/31/2015	Value of Accelerated Unvested Options & RSUs & LTPP
Mitch Barns	3/5/2007	6,235	16.00	—	—	$46.60	$190,791
	3/5/2007	1,039	32.00	—	—	46.60	15,169
	7/26/2012	20,000	27.98	—	—	46.60	372,400
	7/26/2012	—	—	3,999	—	46.60	186,353
	2/20/2013	—	—	—	25,000	46.60	1,165,000
	7/25/2013	—	—	31,697	—	46.60	1,477,080
	9/25/2013	23,500	36.56	—	—	46.60	235,940
	9/25/2013	—	—	4,728	—	46.60	220,325
	2/10/2014	—	—	2,463	—	46.60	114,776
	2/20/2014	—	—	—	43,500	46.60	2,027,100
	10/29/2014	105,750	41.92	—	—	46.60	494,910
	10/29/2014	—	—	18,385	—	46.60	856,741
	2/12/2015	—	—	10,697	—	46.60	498,480
	2/19/2015	—	—	—	65,860	46.60	3,069,076
	10/29/2015	177,515	47.95	—	—	46.60	0
	10/29/2015	—	—	31,475	—	46.60	1,466,735
							$12,390,877
Jamere Jackson	3/10/2014	—	—	63,310	—	$46.60	$2,950,246
	3/10/2014	—	—	—	20,000	46.60	932,000
	10/29/2014	48,750	41.92	—	—	46.60	228,150
	10/29/2014	—	—	8,498	—	46.60	396,007
	2/12/2015	—	—	4,409	—	46.60	205,459
	2/19/2015	—	—	—	20,860	46.60	972,076
	10/28/2015	58,498	48.35	—	—	46.60	0
	10/28/2015	—	—	9,884	—	46.60	460,594
							$6,144,533
Brian West	2/20/2013	—	—	—	30,000	$46.60	$1,398,000
	2/10/2014	—	—	4,345	—	46.60	202,477
	2/20/2014	—	—	—	25,299	46.60	1,178,933
	2/12/2015	—	—	10,580	—	46.60	493,028
	2/19/2015	—	—	—	12,772	46.60	595,175
							$3,867,614
Steve Hasker	7/26/2012	20,000	27.98	—	—	$46.60	$372,400
	7/26/2012	—	—	3,999	—	46.60	186,353
	2/20/2013	—	—	—	22,000	46.60	1,025,200
	7/25/2013	—	—	31,697	—	46.60	1,477,080
	9/25/2013	22,000	36.56	—	—	46.60	220,880
	9/25/2013	—	—	4,728	—	46.60	220,325
	2/10/2014	—	—	2,535	—	46.60	118,131
	2/20/2014	—	—	—	20,100	46.60	936,660
	10/29/2014	48,750	41.92	—	—	46.60	228,150
	10/29/2014	—	—	8,498	—	46.60	396,007
	2/12/2015	—	—	5,584	—	46.60	260,214
	2/19/2015	—	—	—	20,310	46.60	946,446
	10/28/2015	60,037	48.35	—	—	46.60	0
	10/28/2015	—	—	10,145	—	46.60	472,757
							$6,860,604

2015 PROXY STATEMENT 62

EXECUTIVE COMPENSATION

Name	Grant Date	Unvested Options	Exercise Price	Unvested RSUs	LTPP	Fair Market Value as of 12/31/2015	Value of Accelerated Unvested Options & RSUs & LTPP
John Lewis	2/2/2007	17,813	16.00	—	—	$46.60	$545,078
	2/2/2007	2,968	32.00	—	—	46.60	43,333
	7/26/2012	20,000	27.98	—	—	46.60	372,400
	7/26/2012	—	—	3,999	—	46.60	186,353
	2/20/2013	—	—	—	22,000	46.60	1,025,200
	7/25/2013	—	—	31,697	—	46.60	1,477,080
	9/25/2013	22,000	36.56	—	—	46.60	220,880
	9/25/2013	—	—	4,728	—	46.60	220,325
	2/10/2014	—	—	2,376	—	46.60	110,722
	2/20/2014	—	—	—	19,600	46.60	913,360
	10/29/2014	52,500	41.92	—	—	46.60	245,700
	10/29/2014	—	—	9,116	—	46.60	424,806
	2/12/2015	—	—	4,409	—	46.60	205,459
	2/19/2015	—	—	—	20,860	46.60	972,076
	10/28/2015	58,498	48.35	—	—	46.60	0
	10/28/2015	—	—	9,884	—	46.60	460,594
							$7,423,366
Mary Liz Finn	11/15/2007	3,563	16.00	—	—	$46.60	$109,028
	11/15/2007	593	32.00	—	—	46.60	8,658
	7/26/2012	23,750	27.98	—	—	46.60	442,225
	7/26/2012	—	—	2,666	—	46.60	124,236
	2/20/2013	—	—	—	16,000	46.60	745,600
	9/25/2013	20,000	36.56	—	—	46.60	200,800
	9/25/2013	—	—	4,466	—	46.60	208,116
	2/10/2014	—	—	1,217	—	46.60	56,712
	2/20/2014	—	—	—	13,000	46.60	605,800
	10/29/2014	31,500	41.92	—	—	46.60	147,420
	10/29/2014	—	—	5,485	—	46.60	255,601
	2/12/2015	—	—	2,498	—	46.60	116,407
	2/19/2015	—	—	—	13,170	46.60	613,722
	10/28/2015	36,946	48.35	—	—	46.60	0
	10/28/2015	—	—	6,243	—	46.60	290,924
							$3,925,248

Restrictive Covenants

Pursuant to the severance agreements of the NEOs (except in Mr. Jackson’s case, pursuant to the terms of a restrictive covenant agreement executed in conjunction with his offer letter), they have agreed not to disclose any Company confidential information at any time during or after their employment with Nielsen. In addition, they have agreed that, for the duration of their severance period following a termination of their employment with Nielsen, they will not solicit Nielsen’s employees or customers or materially interfere with any of Nielsen’s business relationships. They have also agreed not to act as an employee, investor or in another significant function in any business that directly or indirectly competes with any business of the Company.

2015 PROXY STATEMENT 63

In accordance with the requirements of the UK Companies Act 2006, the UK Annual Report and Accounts contains:

1.	a statement by the Chairperson of the Compensation Committee of the Board of Directors (the “Chairman’s Statement”);

2.	a directors’ compensation policy (the “Directors’ Compensation Policy”); and

3.	the annual report on directors’ compensation (the “Annual Report on Directors’ Compensation”), setting out directors’ compensation for the year ended December 31, 2015.

The Chairman’s Statement and the Annual Report on Directors’ Compensation (collectively the “Directors’ Compensation Report”) is reproduced in Annex B to this proxy statement. An annual advisory shareholder vote is required on the Directors’ Compensation Report. While the results of this vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

The Directors’ Compensation Policy (referred to in item 2 above) is subject to a separate binding shareholder vote as set forth in Proposal 8 of this proxy statement.

The Board of Directors recommends that the shareholders vote “FOR” the approval of the Directors’ Compensation Report (items 1 and 3 above).

2016 PROXY STATEMENT 64

In accordance with the requirements of the UK Companies Act 2006, companies incorporated in the UK whose shares are publicly listed (whether in or outside of the UK) must submit their Directors’ Compensation Policy to a binding shareholders’ vote at least once every three years. The Company’s Directors’ Compensation Policy is set out in the UK Annual Report and Accounts and is reproduced in Annex C to this proxy statement.

The Directors’ Compensation Policy sets out the Company’s forward-looking policy on directors’ compensation and all compensation must be paid in accordance with the Directors’ Compensation Policy. If the Directors’ Compensation Policy is approved, it will be valid without requiring additional shareholder approval until December 31, 2019. It is intended that, unless required earlier, the Company’s shareholders will next be asked to approve the Directors’ Compensation Policy at the 2019 annual meeting of shareholders.

If the Directors’ Compensation Policy is not approved by the affirmative vote of a majority of shareholders at this Annual Meeting, the Company will, if and to the extent permitted by the UK Companies Act of 2006, continue to make payments to directors in accordance with existing obligations and will seek shareholder approval for a revised policy as soon as practicable after this Annual Meeting.

The Board of Directors recommends that the shareholders vote “FOR” the approval of the Directors’ Compensation Policy.

2016 PROXY STATEMENT 65

This section is provided in accordance with applicable SEC rules.

Commencing January 1, 2015, each of our independent directors were entitled to receive an annual cash retainer of $80,000. Independent directors who are chairpersons of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee were entitled to additional annual compensation of $20,000, $15,000 and $15,000, respectively, and the Company’s Lead Independent Director was entitled to an additional annual fee of $30,000. All fees are payable quarterly unless deferred as described below.

Also in 2015, independent directors were entitled to annual equity grants in the form of Deferred Stock Units (“DSUs”) with a fair market value of $135,000. A DSU represents an unfunded and unsecured right to receive one Nielsen share following the termination of the director’s services with Nielsen. The DSUs vest in four substantially equal quarterly installments. The Board of Directors previously adopted a deferred compensation plan for directors under which they may defer the receipt of their cash payments into DSUs. DSUs accrue dividend equivalents (in the form of additional DSUs).

All independent directors received the foregoing compensation commencing January 1, 2015, except Mr. Attwood, who declined to receive compensation through June 30, 2015. He commenced receiving fees, including the Lead Independent Director fee, as of July 1, 2015.

Commencing January 1, 2016, the annual fees for the Audit and Compensation Committee chairpersons have been increased to $25,000 and $20,000, respectively, and the annual DSU grant has been increased to a fair market value of $160,000. A Board Chairperson fee has also been implemented in the amount of $150,000, with half that amount to be paid in quarterly installments in cash (unless the Chairperson elects to defer such amount into DSUs) and the other half to be paid in quarterly installments in the form of DSUs.

In June 2011, our Board of Directors adopted share ownership guidelines pursuant to which directors who receive fees for their services are required to maintain equity ownership in our Company equivalent to at least five times their annual fees. Shares beneficially owned by these directors, including vested DSUs and jointly-owned shares, are included in the calculation. These directors are expected to meet the guidelines within five years from the later of the adoption of the guidelines, their appointment as a director or the commencement of the receipt of director fees. Effective January 1, 2015, the Compensation Committee set the share ownership guidelines for Ms. Marinello (whose Board membership began on October 31, 2014), and Mr. Kilts (who began receiving Board fees on January 1, 2015) using a share price of $44.73, the price at close of market on December 31, 2014. It also reset the guidelines for Mr. Teruel on that date to reflect his additional fees for 2015 as chairman of the Compensation Committee. Mr. Attwood began receiving Board fees on July 1, 2015 and his share ownership guideline was set using the share price at close of market on that date of $45.12. Effective January 1, 2016, the Compensation Committee reset the share ownership guideline for Mr. Attwood based on additional fees for 2016 as Chairman of the Board of Directors and set guidelines for Mr. Calhoun (who began receiving Board fees on January 1, 2016) and Mr. Manwani (whose Board membership began on January 22, 2015) using a share price of $46.60, the price at close of market on December 31, 2015. The guidelines and share ownership for this purpose as of February 29, 2016 are set forth below (excluding Mr. Navab, who resigned from the Board effective January 11, 2016, and Ms. Zalaznick, who became a director on April 28, 2016).

	Guideline Shares	Share Ownership
Mr. Attwood	12,000	22,999
Mr. Calhoun	9,000	848,175
Ms. Hoguet	11,000	20,809
Mr. Kilts	9,000	3,340
Mr. Manwani	9,000	3,156
Ms. Marinello	9,000	6,036
Mr. Pozen	13,000	215,829
Mr. Ranadivé	9,000	16,372
Mr. Teruel	11,000	17,501

2016 PROXY STATEMENT 66

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION FOR THE 2015 FISCAL YEAR

The 2015 compensation of the directors who served on the Board in 2015 is displayed in the table below:

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[1] ($)	Total ($)
James A. Attwood Jr.	—	167,500	167,500
David L. Calhoun[2]	—	—	—
Karen M. Hoguet	—	235,000	235,000
James M. Kilts	80,000	179,384	259,384
Harish Manwani	80,000	171,616	251,616
Kathryn Marinello	—	215,000	215,000
Alexander Navab[3]	—	259,384	259,384
Robert C. Pozen	—	230,000	230,000
Vivek Ranadivé	—	215.000	215,000
Javier G. Teruel	95,000	135,000	230,000

1	Pursuant to the directors’ deferred compensation plan, Messrs. Attwood, Navab, Pozen and Ranadivé and Mses. Hoguet and Marinello elected to defer 100% of their cash board and committee fees in 2015 into DSUs (as described above). The number of DSUs credited to the director’s DSU account in lieu of his or her quarterly fees is based on the closing trading price of a Nielsen share on the date the cash fees would otherwise be payable. The dollar value of fees deferred into DSUs in 2015 for Mses. Hoguet and Marinello and Messrs. Pozen, Navab, Ranadivé and Attwood was $100,000, $80,000, $95,000, $80,000, $80,000 and $55,000, respectively. These amounts include regular board and committee chairmanship fees for each such director. Amounts in this column also include the dollar value of the annual DSU grant made to each executive in May 2015 (as described above) of $135,000 for services to be performed from May 2015 through April 2016. DSUs were granted at fair market value on date of grant and vest in four substantially equal quarterly installments from the grant date. The dollar amount shown represents the aggregate grant date fair value of DSUs calculated in accordance with Financial Accounting Standards Codification Topic 718, Compensation – Stock Compensation. Mr. Attwood commenced receiving fees on July 1, 2015. Each of Messrs. Attwood, Kilts, Manwani and Navab also received a prorated DSU grant reflecting service from the day they began receiving board fees through April 2015.

2	In connection with his departure as the Company’s Chief Executive Officer and his appointment as the Executive Chairman of the Company’s Board of Directors effective January 1, 2014, the Company entered into a Transition Agreement with Mr. Calhoun, described below under “– Transition Agreement.” Other than as set forth in the Transition Agreement (which provides for the continued right of Mr. Calhoun to earn certain compensation granted to him in his position as Chief Executive Officer, as described below), Mr. Calhoun did not receive any compensation for serving as the Executive Chairman of the Board in 2015.

3	Resigned from the board effective January 11, 2016.

Each of Ms. Hoguet and Messrs. Pozen, Ranadivé and Teruel had an aggregate of 31,120, 40,335, 4,941 and 34,172 options to acquire our shares, respectively, outstanding on December 31, 2015. Also on that date, each of Mses. Hoguet and Marinello and Messrs. Attwood, Kilts, Manwani, Navab, Pozen, Ranadivé and Teruel had an aggregate of 17,576, 6,803, 3,594, 4,106, 3,923, 5,897, 17,332, 17,139 and 14,413 DSUs, respectively, which comprise DSUs received in lieu of cash board fees, DSUs awarded annually under the equity plan and dividend equivalents accrued in the form of DSUs (as described above). Of these DSU amounts, 1,533, 1,533, 1,786, 1,793, 1,747, 1,793, 1,533, 1,533 and 1,533, respectively, were not vested as of December 31, 2015. Each of Ms. Hoguet and Messrs. Pozen and Teruel had on December 31, 2015 an aggregate of 4,000, 10,364 and 3,855 of our shares, respectively, received in lieu of cash board fees or otherwise granted to them by the Company during their tenure as director. As of December 31, 2015, Mr. Calhoun held 1,643,750 options to acquire our shares all of which were vested as of that date and 11,535 shares of restricted stock which were not vested as of that date.

Transition Agreement

In connection with his departure as the Company’s Chief Executive Officer and his appointment as the Executive Chairman of the Company’s Board of Directors effective January 1, 2014, the Company entered into a Transition Agreement with Mr. Calhoun, dated as of November 5, 2013, reflecting Mr. Calhoun’s change in status.

Pursuant to the Transition Agreement, Mr. Calhoun had agreed to devote between 15% and 20% of his business time (determined on a quarterly basis) from January 1, 2014 through December 31, 2015 (or such earlier date as the Board decided to end his service) to provide guidance and advice to Mr. Barns with respect to all aspects of his duties and responsibilities as the new Chief Executive Officer of the Company (the “Additional Services”).

2016 PROXY STATEMENT 67

DIRECTOR COMPENSATION

Other than as set forth in the Transition Agreement (which provided for the continued right of Mr. Calhoun to earn certain compensation granted to him in his position as Chief Executive Officer, as described below), Mr. Calhoun did not receive any compensation for serving as the Executive Chairman of the Board.

Mr. Calhoun received his annual bonus with respect to the 2013 fiscal year. 25% of the award was denominated in restricted shares which vested equally on the first and second anniversaries of the date of grant based on his continued service as a non-employee member of the Board.

The LTPP performance shares granted to Mr. Calhoun on February 20, 2013 and stock options that remain outstanding and unvested as of January 1, 2014 were eligible to vest for so long as Mr. Calhoun continued to serve as the Executive Chairman of the Board (which reflects an amendment to the terms of these stock awards pursuant to the Transition Agreement, as they would otherwise have continued to be eligible to vest so long as Mr. Calhoun served as a non-employee member of the Board). The vesting of the performance shares was conditional on the Company’s achievement of the performance metrics established in the 2010 Plan and on Mr. Calhoun’s provision of the Additional Services. In accordance with the terms of the 2010 Plan, the post-termination exercise period for the stock options held by Mr. Calhoun that were granted under such plan will not commence until he ceases to serve as a non-employee member of the Board. In order to encourage Mr. Calhoun to continue to hold such options and to maintain his significant ownership stake in the Company, the stock options held by Mr. Calhoun that were granted under the Company’s 2006 Stock Acquisition and Option Plan were amended to provide that the post-termination exercise period for such options will not commence until he ceases to serve as a non-employee member of the Board.

Mr. Calhoun stepped down as Chairman effective December 31, 2015, but he continues to serve as a director. He commenced receiving director fees effective January 1, 2016.

2016 PROXY STATEMENT 68

The following table sets forth equity compensation plan information regarding options to acquire the Company’s shares, restricted stock units, deferred stock units and performance restricted shares at December 31, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options and rights		Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders [1]	13,339,245	[2]	$33.86	10,494,263
Equity compensation plans not approved by security holders	0		0	0
Total	13,339,245	[2]	$33.86	10,494,263

1	These shares may be issued pursuant to the Amended and Restated Nielsen 2010 Stock Incentive Plan, as it may be amended from time to time.

2	Includes 2,209,655 restricted stock units, 87,857 deferred stock units and 433,180 performance restricted shares.

2016 PROXY STATEMENT 69

The following table sets forth certain information regarding beneficial ownership of Nielsen’s shares as of March 15, 2016 (except as indicated in the footnotes) with respect to:

•	each person or group of affiliated persons known by Nielsen to own beneficially more than 5% of our outstanding shares of any class, together with their addresses;

•	each of Nielsen’s directors;

•	each of Nielsen’s Named Executive Officers; and

•	all directors and nominees and executive officers as a group.

Percentage computations are based on 361,773,677 of our shares outstanding as of March 15, 2016.

	Nielsen Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Capital Research Global Investors[1]	36,514,968	10.1%
The Vanguard Group, Inc.[2]	28,774,411	8.0%
BlackRock, Inc.[3]	27,451,373	7.6%
GIC Private Limited[4]	21,138,887	5.8%
Wellington Management Group LLP[5]	21,070,039	5.8%
James A. Attwood, Jr.[6]	22,999	*
David L. Calhoun[7]	2,575,213	*
Karen M. Hoguet[8]	52,696	*
James M. Kilts[9]	4,106	*
Harish Manwani[10]	3,923	*
Kathryn V. Marinello[11]	6,803	*
Robert Pozen[12]	256,931	*
Vivek Ranadivé[13]	22,080	*
Javier G. Teruel[14]	52,440	*
Lauren Zalaznick[15]	—	*
Mitch Barns[16]	344,932	*
Jamere Jackson[17]	40,843	*
Steve Hasker[18]	156,612	*
John Lewis[19]	145,092	*
Brian West[20]	188,949	*
Mary Liz Finn[21]	209,113	*
All Directors and Executive Officers as a group (19 persons)[22]	4,350,762	1.2%

*	less than 1%

1	Based on the Schedule 13G filed by Capital Research Global Investors on February 16, 2016, Capital Research Global Investors has sole voting power and sole investment power with respect to the shares it holds in Nielsen. The address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

2	Based on the Schedule 13G filed by The Vanguard Group, Inc. on February 11, 2016, The Vanguard Group, Inc. has sole voting power with respect to 670,967 of our shares, shared voting power with respect to 35,100 of our shares, sole investment power with respect to 28,075,891 of our shares and shared investment power with respect to 698,520 of our shares, including 568,720 shares which are also beneficially owned by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of collective trust accounts, and 232,047 shares beneficially owned by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of Australian investment offerings. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvem, PA 19355.

3	Based on the Schedule 13G filed by BlackRock, Inc. on January 28, 2016, BlackRock, Inc. has sole voting power with respect to 24,696,440 of our shares and sole investment power with respect to 27,451,373 of our shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

2016 PROXY STATEMENT 70

OWNERSHIP OF SECURITIES

4	Based on the Schedule 13G filed by GIC Private Limited on February 10, 2016, GIC Private Limited has sole voting power and sole investment power with respect to 16,448,409 of our shares and shared voting power and shared investment power with respect to 4,690,478 of our shares. The address of GIC Private Limited is 168, Robinson Road #37-01, Capital Tower, Singapore 068912.

5	Based on the Schedule 13G filed by Wellington Management Group LLP and certain related entities (collectively, the “Wellington Entities”) on February 11, 2016, the Wellington Entities have shared voting power with respect to 15,519,872 of our shares and shared investment power with respect to 21,070,039 of our shares. These shares are owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group LLP. The address of each of the Wellington Entities is 280 Congress St., Boston, MA 02210.

6	Of the shares shown as beneficially owned, 2,999 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

7	Of the shares shown as beneficially owned, 1,643,750 represent rights to acquire shares through the exercise of options and 233 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

8	Of the shares shown as beneficially owned, 31,120 represent rights to acquire shares through the exercise of options and 17,576 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

9	Of the shares shown as beneficially owned, 4,107 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

10	Of the shares shown as beneficially owned, 3,923 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

11	Of the shares shown as beneficially owned, 6,803 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

12	Of the shares shown as beneficially owned, (a) 40,335 represent rights to acquire shares through the exercise of options, (b) 17,332 represent rights to receive shares upon the payout of vested deferred stock units and (c) 18,600 shares are owned by a charitable foundation for which Mr. Pozen and his spouse are trustees with investment power. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

13	Of the shares shown as beneficially owned, 4,941 represent rights to acquire shares through the exercise of options and 17,139 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

14	Of the shares shown as beneficially owned, 34,172 represent rights to acquire shares through the exercise of options and 14,413 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

15	Ms. Zalaznick became a director on April 28, 2016.

16	Of the shares shown as beneficially owned, 256,250 represent rights to acquire shares through the exercise of options. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

17	Of the shares shown as beneficially owned, 16,250 represent rights to acquire shares through the exercise of options. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

18	Of the shares shown as beneficially owned, 119,968 represent rights to acquire shares through the exercise of options. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

19	Of the shares shown as beneficially owned, 75,000 represent rights to acquire shares through the exercise of options. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

20	Mr. West departed the Company as of December 31, 2015. The amount shown in the table above is based on the Forms 3 and 4 filed on his behalf, the latest of which was filed on December 10, 2015.

21	Of the shares shown as beneficially owned, 176,750 represent rights to acquire shares through the exercise of options. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

22	Of the shares shown as beneficially owned, 2,566,083 represent rights to acquire shares through the exercise of options and 84,525 represent rights to receive shares upon the payout of vested deferred stock units. Includes amounts vested as of March 15, 2016 and amounts that vest within 60 days thereafter.

2016 PROXY STATEMENT 71

Section 16(a) of the Exchange Act requires our executive officers, directors, persons who own more than 10% of a registered class of our equity securities and certain entities associated with the foregoing (the “Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Reporting Persons are required by SEC rules to furnish us with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC.

Based solely on our review of copies of such reports and written representations from the Reporting Persons, we believe that the Reporting Persons complied with all Section 16(a) filing requirements during 2015.

ROBINSON & COLE LLP

Our Chief Legal Officer, Eric J. Dale, was a partner at Robinson & Cole LLP before he joined Nielsen on August 1, 2015. Robinson & Cole LLP has provided in the past, and continues to provide, legal services to us in the ordinary course. Nielsen incurred approximately $1,539,076 in legal fees and related expenses in connection with its engagement of Robinson & Cole LLP in 2015. Mr. Dale has not received (and will not receive) compensation in connection with the Company’s engagement of Robinson & Cole LLP from and after his date of employment by Nielsen on August 1, 2015.

REVIEW, APPROVAL OR RATIFICATION OF CERTAIN TRANSACTIONS WITH RELATED PERSONS

We have adopted a written Related Person Transaction Policy which requires that all Related Person Transactions (defined as all transactions that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which the Company was or is to be a participant and the amount involved exceeds $120,000 and in which any Related Person (defined as any person described in paragraph (a) of Item 404 of Regulation S-K) will have a direct or indirect material interest) be approved or ratified by a committee of the Board composed solely of independent directors who are disinterested or by the disinterested members of the Board.

2016 PROXY STATEMENT 72

If any shareholder wishes to propose a matter for consideration at our 2017 annual general meeting of shareholders under the SEC’s shareholder proposal rule (Rule 14a-8(e) of the Exchange Act), the proposal should be mailed by certified mail return receipt requested, to the Corporate Secretary, Nielsen Holdings plc, 40 Danbury Road, Wilton, Connecticut 06897. To be eligible under the SEC’s shareholder proposal rule for inclusion in our 2017 annual general meeting proxy statement and form of proxy, the proposal must be received by the Corporate Secretary on or before December 30, 2016.

Shareholder(s) meeting the requirements of the UK Companies Act 2006 and our articles of association are able to propose a resolution to be considered at the 2017 annual general meeting. In order to do so, the qualifying shareholder(s) must adhere to certain procedural requirements set out in the UK Companies Act 2006 and our articles of association, including notifying us in writing of such proposed resolution at least six weeks prior to the 2017 annual general meeting or, if later, the time the notice of the 2017 annual general meeting is given. Such written notification must identify the proposed resolution and must be authorized by the person(s) making it. The notification may be delivered in hard copy form to the Corporate Secretary at 40 Danbury Road, Wilton, Connecticut 06897 or in hard copy or electronically to our Investor Relations department, whose contact information is available on our website, www.nielsen.com/investors, under Contact Us. We may decide to include such proposed resolution in the proxy statement or circulate it separately. In addition, we may decide not to circulate a resolution proposed by shareholder(s) at the meeting that would be ineffective (whether by reason of inconsistency with any enactment or our articles of association) or is otherwise defamatory, frivolous or vexatious.

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request, and the Company will promptly deliver, a separate copy of the notice or the proxy materials by contacting the Corporate Secretary, Nielsen Holdings plc, 40 Danbury Road, Wilton, Connecticut 06897; telephone number, (203) 563-3500.

2016 PROXY STATEMENT 73

We filed our Annual Report on Form 10-K for the year ended December 31, 2015 with the SEC on February 19, 2016. All of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K, are available free of charge on our website, www.nielsen.com/investors under SEC Filings. Copies of our Annual Report on Form 10-K for the year ended December 31, 2015, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request addressed to:

Corporate Secretary

40 Danbury Road,

Wilton, Connecticut 06897

The Board of Directors does not know of any other matters to be brought before the meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

Harris Black

Corporate Secretary

2016 PROXY STATEMENT 74

Section 1. PURPOSE OF THE PLAN.

The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Shares from the Company on favorable terms.

Section 2. MANAGEMENT AND ADMINISTRATION OF THE PLAN.

(a) Committee Composition. The Committee shall consist exclusively of one or more members of the Board, who shall be appointed by the Board.

(b) Committee Responsibilities. The Committee shall carry out the Company’s prerogatives as plan settlor, and the Committee shall have the powers reserved to it in Section 14(b).

(c) U.S. Administrative Committee Composition. The U.S. Administrative Committee shall be an individual or a committee who shall be appointed by the Committee.

(d) U.S. Administrative Committee Responsibilities. The U.S. Administrative Committee shall interpret the Plan and shall be responsible for the operation and administration of the Plan, as set forth in greater detail in Section 14. The U.S. Administrative Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The U.S. Administrative Committee’s determinations under the Plan shall be final and binding on all persons.

Section 3. SECURITIES OFFERED UNDER THE PLAN.

(a) Authorized Shares. The number of Shares available for purchase under the Plan shall be 2,000,000 Ordinary Shares (subject to adjustment pursuant to Subsection (b) below). Shares issued pursuant to the Plan may be authorized but unissued shares.

(b) Anti-Dilution Adjustments. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares (including a Corporate Reorganization); or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the U.S. Administrative Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the U.S. Administrative Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of (A) the number of Shares available under Section 3(a), or any other limit applicable under the Plan with respect to the number of Shares which may be purchased hereunder; (B) the number and class of Shares or other securities of the Company that may be delivered under the Plan; and (C) the Purchase Price per Share and the number of Shares covered by each option under the Plan which has not yet been exercised, and (D) the numerical limit of Section 9(c); provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the U.S. Administrative Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 3(b) shall be conclusive and binding for all purposes.

2016 PROXY STATEMENT A-1

NIELSEN HOLDINGS PLC 2016 EMPLOYEE SHARE PURCHASE PLAN

(c) Reorganizations. Any other provision of the Plan notwithstanding, in the event of a Corporate Reorganization, the Plan may be continued or assumed by the surviving corporation or its parent corporation. If such acquirer refuses to continue or assume the Plan, then, with respect to each Purchase Period then in progress for which the Purchase Date (A) would occur after the effective time of such Corporate Reorganization, the U.S. Administrative Committee shall set a new Purchase Date, which Purchase Date shall be on a date selected by the U.S. Administrative Committee in its discretion that occurs prior to the effective time of the Corporate Reorganization, and the applicable Purchase Period(s) shall terminate on such new Purchase Date, and (B) with respect to each Purchase Period then in progress for which the Purchase Date would occur prior to the effective time of such Corporate Reorganization, the U.S. Administrative Committee may set a new Purchase Date if the U.S. Administrative Committee, in its discretion, deems it administratively appropriate in order to facilitate the consummation of such Corporate Reorganization, which Purchase Date shall be on a date selected by the U.S. Administrative Committee that occurs prior to the effective time of the Corporate Reorganization, and any the applicable Purchase Period(s) shall terminate on such Purchase Date; provided, that, in all events any Offering Period(s) then in progress shall terminate on the last Purchase Date that occurs prior to the effective time of the Corporate Reorganization.

Section 4. ENROLLMENT AND PARTICIPATION.

(a) Offering Periods.

(i) Base Offering Periods. The U.S. Administrative Committee may establish Offering Periods of such frequency and duration as it may from time to time determine as appropriate (the “Base Offering Periods”); provided, that a Base Offering Period shall in no event be longer than 27 months (or such other period as may be imposed under applicable tax law). The Base Offering Periods are intended to qualify under Code Section 423. Unless changed by the U.S. Administrative Committee, each Offering Period shall contain one single Purchase Period, which shall run concurrently with the Offering Period. The U.S. Administrative Committee may determine that the first Base Offering Period applicable to the Eligible Employees of a new Participating Company shall commence on any date specified by the U.S. Administrative Committee. The U.S. Administrative Committee shall determine when the first Base Offering Period will commence.

(ii) Additional Offering Periods. At the discretion of the U.S. Administrative Committee, additional Offering Periods may be conducted under the Plan (the “Additional Offering Periods”). Such Additional Offering Periods may, but need not, qualify under Code Section 423. The U.S. Administrative Committee shall determine the commencement and duration of each Additional Offering Period, and Additional Offering Periods may be consecutive or overlapping. The other terms and conditions of each Additional Offering Period shall be those set forth in this Plan, with such changes or additional features as the U.S. Administrative Committee determines necessary to comply with applicable local law.

(iii) Separate Offerings. Each Base Offering Period and Additional Offering Period conducted under the Plan is intended to constitute a separate “offering” for purposes of Code Section 423.

(iv) Equal Rights and Privileges. To the extent an Offering Period is intended to qualify under Code Section 423, all participants in such Offering Period shall have the same rights and privileges with respect to their participation in such Offering Period in accordance with Code Section 423 and the regulations thereunder except for differences that may be mandated by local law and are consistent with the requirements of Code Section 423(b)(5). Notwithstanding the foregoing, Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering Period if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering Period to violate Section 423 of the Code. In the case of an Offering Period not intended to qualify under Code Section 423, an Eligible Employee may be excluded from participation in the Plan or an Offering if the U.S. Administrative Committee has determined that participation of such Eligible Employee is not advisable or practicable.

(b) Purchase Periods. Unless changed by the U.S. Administrative Committee, the Plan shall operate such that Purchase Periods shall last three calendar months and shall run concurrently and continuously with the Offering Periods in which they occur. The U.S. Administrative Committee may determine that the first Purchase Period applicable to the Eligible Employees of a new Participating Company shall commence on any date specified by the U.S. Administrative Committee.

2016 PROXY STATEMENT A-2

NIELSEN HOLDINGS PLC 2016 EMPLOYEE SHARE PURCHASE PLAN

(c) Enrollment. In the case of any individual who qualifies as an Eligible Employee on the first day of any Offering Period, he or she may elect to become a Participant on such day by filing the prescribed enrollment form with the Company. The enrollment form shall be filed at the prescribed location at least 10 business days (or such other period as the U.S. Administrative Committee or its designee may designate) prior to such day or during such enrollment period prescribed by the U.S. Administrative Committee in its discretion.

(d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan and will automatically participate in successive Offering Periods without action or election until he or she:

(i) Reaches the end of the Offering Period or Purchase Period, as applicable, in which his or her employee contributions were discontinued under Section 5(c) or Section 9(b);

(ii) Withdraws from the Plan under Section 6(a); or

(iii) Ceases to be an Eligible Employee.

A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Purchase Period ending in the next calendar year, if he or she then is an Eligible Employee. In all other cases, a former Participant may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 4(c) above.

(e) Applicable Offering Period. For purposes of calculating the Purchase Price under Section 8(b), the applicable Offering Period shall be determined as follows:

(i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment for a subsequent Offering Period under Paragraph (ii) or (iii) below.

(ii) Solely in the event that a Participant is enrolled in an Offering Period in which the Purchase Price may be determined based upon the Fair Market Value of a Share on the first day of such Offering Period, if the Fair Market Value of a Share on the first trading day of such Offering Period is higher than the Fair Market Value of a Share on the first trading day of the immediately subsequent Offering Period and the Purchase Price in such immediately subsequent Offering Period may also be determined based upon the Fair Market Value of a Share on the first day of such immediately subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period and the amount in the Participant’s Plan Account at the time of such re-enrollment in the immediately subsequent Offering Period will instead be used to purchase Shares on the first Purchase Date in such immediately subsequent Offering Period.

(iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

Section 5. EMPLOYEE CONTRIBUTIONS.

(a) Commencement of Payroll Deductions. A Participant may purchase Shares under the Plan solely by means of payroll deductions. Payroll deductions shall commence on the first pay day identified by the U.S. Administrative Committee for such purpose, after the Company has received the prescribed enrollment form.

(b) Amount of Payroll Deductions. An Eligible Employee shall designate on the prescribed enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Shares. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, but not less than 1% nor more than 10%.

(c) Discontinuing Payroll Deductions. If a Participant wishes to discontinue his or her payroll withholding deductions, such Participant may do so by filing a new enrollment form with the Company at the prescribed location at any time. The withholding shall be suspended effective as soon as reasonably practicable after the Company has received such form but the amount then credited to the Participant’s Plan Account with respect to such Offering Period shall be used to purchase Shares on the next Purchase Date in accordance with Section 8 below. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(b).)

2016 PROXY STATEMENT A-3

NIELSEN HOLDINGS PLC 2016 EMPLOYEE SHARE PURCHASE PLAN

(d) Increasing Withholding Rate. If a Participant wishes to increase his or her rate of payroll withholding, such Participant may do so by filing a new enrollment form with the Company during periods of time or windows authorized by the U.S. Administrative Committee for such purpose. The new withholding rate may be effective on the first day of the next-upcoming Purchase Period, provided that the Participant has filed the enrollment form with the Company at the prescribed location at least 10 business days (or such other period as the U.S. Administrative Committee or its designee may designate) prior to such day. The new withholding rate may be any whole percentage of the Participant’s Compensation, but not less than 1% nor more than 10%. For the avoidance of doubt, an increase in a Participant’s rate of payroll withholding may not take effect during a Purchase Period that is already in progress.

Section 6. WITHDRAWAL FROM THE PLAN.

(a) Withdrawal. A Participant may elect to withdraw from the Plan (or, if applicable, from an Offering Period) by filing the prescribed form with the Company at the prescribed location at any time before the deadline set by the U.S. Administrative Committee before a Purchase Date. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account with respect to such Offering Period shall be refunded to him or her in cash, without interest. No partial withdrawals from an Offering Period shall be permitted.

(b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c). Re-enrollment may be effective only at the commencement of an Offering Period.

Section 7. CHANGE IN EMPLOYMENT STATUS.

(a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment, provided that each Participating Company is then participating in the same Offering Period.)

(b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved in writing by the Company or the Participating Company that employs such participant. Employment, however, shall be deemed to terminate on the first day following three months after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c) Death. In the event of the Participant’s death during an Offering Period, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

Section 8. PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b) Purchase Price. Except to the extent provided otherwise by the U.S. Administrative Committee for a specific Offering Period or Periods, the Purchase Price for each Share purchased on a Purchase Date shall be 95% of the Fair Market Value of such Share on the Purchase Date. Notwithstanding the foregoing, the U.S. Administrative Committee shall have the authority and discretion to set different Purchase Price methodologies for individual Offering Periods; provided, that in all events the Purchase Price shall not be less than the lesser of:

(i) 85% of the Fair Market Value of such Share on the first day of the applicable Offering Period (as determined under Section 4(e)); or

(ii) 85% of the Fair Market Value of such Share on the Purchase Date.

2016 PROXY STATEMENT A-4

NIELSEN HOLDINGS PLC 2016 EMPLOYEE SHARE PURCHASE PLAN

(c) Number of Shares Purchased. On each Purchase Date, each Participant shall be deemed to have elected to purchase the number of Shares calculated in accordance with this Section 8(c), unless the Participant has previously elected to withdraw from the Offering Period in accordance with Section 6(a). The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of Shares that results shall be purchased from the Company with the funds in the Participant’s Plan Account. The foregoing number of Shares purchasable by a Participant are subject to the limitations set forth in Section 9. The U.S. Administrative Committee may determine with respect to all Participants that any fractional Share, as calculated under this Section 8(c), shall be rounded down to the next lower whole Share.

(d) Available Shares Insufficient. In the event that the aggregate number of Shares that all Participants elect to purchase with respect to a particular Purchase Period exceeds (i) the number of Shares that were available under Section 3 above for sale under the Plan on the first day of the applicable Offering Period, or (ii) the number of Shares that were available under Section 3 above for sale under the Plan on the applicable Purchase Date, then the number of Shares to which each Participant is entitled shall be determined by multiplying the number of Shares available for issuance by a fraction. The numerator of such fraction is the number of Shares that such Participant has elected to purchase, and the denominator of such fraction is the number of Shares that all Participants have elected to purchase. The Company may make a pro rata allocation of the Shares available on the first day of an applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s shareholders subsequent to such date. In the event of a pro-rata allocation under this Section 8(d), the U.S. Administrative Committee may determine in its discretion to continue all Offering Periods then in effect or terminate all Offering Periods then in effect pursuant to Section 14.

(e) Issuance of Shares. The Shares purchased by a Participant under the Plan may be registered in the name of such Participant. The Company may permit or require that Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares. (The two preceding sentences shall apply whether or not the Participant is required to pay income tax in the United States.) Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such Shares, and no right to vote or receive dividends or any other rights as a shareholder will exist with respect to such Shares.

(f) Tax Withholding. To the extent required by applicable federal, state, local or foreign law, a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares under the Plan until such obligations, if any, are satisfied. In addition, the Company may, but will not be obligated to, withhold from the proceeds of the sale of Shares or any other method of withholding the Company deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

(g) Unused Cash Balances. Subject to the final sentence of Section 8(c), an amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional Share shall be carried over in the Participant’s Plan Account to the next Purchase Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole Shares that could not be purchased by reason of Section 8(c) or Section 8(d) above or Section 9(b) shall be refunded to the Participant in cash, without interest.

(h) Shareholder Approval. Any other provision of the Plan notwithstanding, no Shares shall be purchased under the Plan unless and until the Company’s shareholders have approved the adoption of the Plan.

Section 9. PLAN LIMITATIONS.

(a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Shares under the Plan if such Participant, immediately after his or her election to purchase such Shares, would own Shares and would hold outstanding options to purchase Shares possessing more than 5% of the total combined voting power or value of all classes of the capital shares of the Company or any Parent or Subsidiary of the Company, determined in accordance with applicable tax law.

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(b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Shares with a Fair Market Value in excess of the following limit:

(i) In the case of Shares purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Shares that the Participant previously purchased under the Plan in the current calendar year.

(ii) In the case of Shares purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Shares that the Participant previously purchased under the Plan in the current calendar year and in the immediately preceding calendar year.

(iii) In the case of Shares purchased during an Offering Period that commenced in the second calendar year before the current calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Shares that the Participant previously purchased under the Plan in the current calendar year and in the immediately preceding two calendar years.

For all purposes under this Section 9(b), (A) the Fair Market Value of Shares shall be determined as of the beginning of the Offering Period in which such Shares are purchased; and (B) this Plan shall be aggregated with any other employee share purchase plans of the Company (or any Parent or Subsidiary of the Company) described in Code Section 423. If a Participant is precluded by this Section 9(b) from purchasing additional Shares under the Plan, then his or her employee contributions shall automatically be discontinued and shall automatically resume at the beginning of the earliest Purchase Period ending in the next calendar year (if he or she then is an Eligible Employee).

(c) Purchase Period Share Purchase Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase more than 850 Shares with respect to any Purchase Period; provided, that the U.S. Administrative Committee may, for future Offering Periods, increase or decrease in its absolute discretion, the maximum number of Shares that a Participant may purchase during each Purchase Period.

Section 10. RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the Plan, or any Participant’s interest in any Shares or cash to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

If permitted by the U.S. Administrative Committee, a Participant may file a designation of a beneficiary who is to receive any Shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the option is exercised but prior to delivery to such Participant of such Shares and cash. In addition, if permitted by the U.S. Administrative Committee, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

Section 11. NO RIGHTS AS AN EMPLOYEE.

Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of any Participant, which rights are hereby expressly reserved by each, to terminate the employment of such Participant at any time and for any reason, with or without cause, in each case subject to the requirements of applicable law.

Section 12. NO RIGHTS AS A SHAREHOLDER.

A Participant shall have no rights as a shareholder with respect to any Shares that he or she may have a right to purchase under the Plan until such Shares have been purchased on the applicable Purchase Date and until the Participant has been registered as the holder of such Shares on the books and records of the Company.

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Section 13. SECURITIES LAW REQUIREMENTS.

Shares shall not be issued, and the Company shall have no liability for failure to issue Shares, under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded.

Section 14. ADMINISTRATION, AMENDMENT OR DISCONTINUANCE.

(a) Administrative Prerogatives. Subject to the provisions of Section 2(a), the Plan will be administered by the U.S. Administrative Committee, and the U.S. Administrative Committee will be constituted to comply with all applicable laws. The U.S. Administrative Committee will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, to designate separate Offering Periods, to designate Subsidiaries as Participating Companies, to determine eligibility, to adjudicate all disputed claims filed under the Plan, to establish, amend, suspend, or waive any rules and regulations and appoint such agents as the U.S. Administrative Committee shall deem appropriate for the proper administration of the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and separate Offering Periods as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which separate Offering Periods may take precedence over other provisions of this Plan, with the exception of Section 3(a) hereof, but unless otherwise superseded by the terms of such separate Offering Periods, the provisions of this Plan shall govern the operation of each such separate Offering Period). Without limiting the generality of the foregoing, the U.S. Administrative Committee is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of contributions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share certificates that vary with applicable local requirements. The U.S. Administrative Committee also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering Period to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering Period to employees resident solely in the U.S. Every finding, decision and determination made by the U.S. Administrative Committee will, to the full extent permitted by law, be final and binding upon all parties.

(b) General Rule on Amendments and Termination. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 3(b) or Section 3(c)). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase Shares will be returned to the Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.

(c) U.S. Administrative Committee’s Discretion. Without shareholder consent and without limiting Section 14(b), the U.S. Administrative Committee will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as it determines in its sole discretion to be advisable and which are consistent with the Plan.

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(d) Accounting Consideration. In the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) Amending the Plan to conform with the safe harbor definition under Financial Accounting Standards Board Accounting Standards Codification Topic 718, including with respect to an Offering Period underway at the time;

(ii) Altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; provided, however, that the per-Share Purchase Price shall never be less than the par value of a Share;

(iii) Shortening any Offering Period by setting a new Purchase Date, including an Offering Period underway at the time of the Committee’s action;

(iv) Reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions; and

(v) Reducing the maximum number of Shares a Participant may purchase during any Purchase Period.

Such modifications or amendments will not require shareholder approval or the consent of any Participants.

(e) Shareholder Approval. Except as provided in Section 3, any increase in the aggregate number of Shares that may be issued under the Plan shall be subject to the approval of the Company’s shareholders. In addition, any other amendment of the Plan shall be subject to the approval of the Company’s shareholders to the extent required under Section 14(e) or by any applicable law or regulation.

(f) Plan Termination. The Plan shall terminate automatically 10 years after its adoption by the Board, unless (i) the Plan is extended by the Board and (ii) the extension is approved within 12 months by a vote of the shareholders of the Company.

(g) Governing Law. The Plan shall be governed by, and construed in accordance with the laws of the State of New York without regard to conflicts of laws, except to the extent that the matter in question is mandatorily required to be governed by the laws of England and Wales, in which case it will be governed by the applicable provision of the laws of England and Wales.

(h) Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

(i) Designation of Participating Companies and Alternative Offering Periods. Without limiting the generality of Section 14(a), the U.S. Administrative Committee shall have the power and authority to designate additional Subsidiaries as Participating Companies from time to time without additional shareholder approval so long as any such entity so designated satisfies the definition of Subsidiary before such designation is made.

(i) Without limiting the generality of Section 4(a), the U.S. Administrative Committee shall have the power and authority to promulgate distinct supplements or appendices to the Plan for each different foreign jurisdiction in which a Participating Company is located as are needed to comply with local law or to satisfy any applicable data privacy requirements. Furthermore, the U.S. Administrative Committee may establish separate Offering Periods for specific Participating Subsidiaries which shall not be intended to qualify under Section 423 of the Code.

(ii) The U.S. Administrative Committee shall have the power and authority either to exclude from participation in any given Offering Period Eligible Employees who are subject to Section 16(b) of the Securities Act of 1933, as amended, or to establish separate Offering Periods from which Eligible Employees who are subject to Section 16(b) of the Securities Act of 1933, as amended, shall be excluded from participation.

Section 15. DATA PRIVACY.

The Company holds information about each Participant relating to his employment, the nature and amount of his compensation, bank details, and other personal details and the fact and conditions of each Participant’s participation in the Plan. The Company is the controller of each Participant’s personal data and is the only person authorized to process that data and is responsible for maintaining adequate security with regard to it. As the Company is part of a group of companies

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operating internationally, it may be necessary for the Company to make the details referred to above available to: (a) other companies within the Company that may be located outside the European Economic Area (“EEA”) or such other geographical location in which a Participant is employed where there may be no legislation concerning an individual’s rights concerning personal data including other countries which may not have data protection rules equivalent to those prevailing in the EEA; (b) third party advisers, agents and administrators of the Plan; (c) potential purchasers of the Company and/or (d) the regulatory authorities. Any personal data made available by the Company to the parties referred to above in (a), (b), (c) or (d) in relation to the Plan will only be for the purpose of administration and management of the plan by the Company, on behalf of the Company. each Participant’s information will not, under any circumstances, be made available to any party other the parties listed above under (a), (b), (c) or (d). By enrolling in the Plan, each Participant confirms that he or she hereby authorizes and directs the Company to disclose to the parties as described above under (a), (b), (c) or (d) any of the above data that is deemed necessary to facilitate the administration of the Plan, understands and authorizes the Company to store and transmit such data in electronic form and confirms that the Company has notified the Participant of his entitlement to reasonable access to the personal data held about the Participant and of his rights to rectify any inaccuracies in that data.

Section 16. DEFINITIONS.

(a) “Board” means the Board of Directors of the Company, as constituted from time to time.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” means a committee of the Board, as described in Section 2.

(d) “Company” means Nielsen Holdings plc, a public limited company of England and Wales.

(e) “Compensation” means the total base salary paid in cash to a Participant by a Participating Company.

(f) “Corporate Reorganization” means:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s shares or assets or the complete liquidation or dissolution of the Company.

(g) “Eligible Employee” means a common law employee of a Participating Company. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country that has jurisdiction over him or her. Notwithstanding any provision to the contrary, a Participating Company’s classification of an individual’s status as a common-law employee of the Participating Company for purposes of inclusion or exclusion from participation in the Plan shall be conclusive and binding, without regard to the classification or reclassification of an individual for any reason, whether initiated by a court, governmental agency or otherwise.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means, on a given date, the closing sales price of the Shares reported on the primary exchange on which the Shares are listed and traded on such date, or, if the applicable date was not a trading day, on the last trading day prior to the applicable date. If the Shares are no longer traded on a public U.S. securities market, the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. The Committee’s determination shall be conclusive and binding on all persons.

(j) “Ordinary Shares” means ordinary shares of the Company, €0.07 par value.

(k) “Offering Period” means any period, including Base Offering Periods and Additional Offering Periods, with respect to which the right to purchase Shares may be granted under the Plan, as determined pursuant to Section 4(a).

(l) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(m) “Participant” means an Eligible Employee who participates in the Plan, as provided in Section 4.

(n) “Participating Company” means (i) the Company and (ii) each present or future Subsidiary designated by the U.S. Administrative Committee as a Participating Company.

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(o) “Plan” means this Nielsen Holdings plc 2016 Employee Share Purchase Plan, as it may be amended from time to time.

(p) “Plan Account” means the account established for each Participant pursuant to Section 8(a).

(q) “Purchase Date” means the last trading day of a Purchase Period.

(r) “Purchase Period” means a period within an Offering Period (which for an Offering Period with only a single Purchase Period would be coterminous with the Offering Period) during which contributions may be made toward the purchase of Shares under the Plan, as determined pursuant to Section 4(b).

(s) “Purchase Price” means the price at which Participants may purchase Shares under the Plan, as determined pursuant to Section 8(b), which, for the avoidance of doubt, shall never be less than the par value of a Share on a per-Share basis.

(t) “Shares” means the Ordinary Shares of the Company.

(u) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

(v) “U.S. Administrative Committee” means the committee appointed by the Committee, as described in Section 2, which shall be responsible for the operation and administration of the Plan.

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This Directors’ Compensation Report contains the Statement from the Compensation Committee Chairperson and the Annual Report on Directors’ Compensation.

STATEMENT FROM THE COMPENSATION COMMITTEE CHAIRPERSON

Compensation Philosophy

Executive Directors

Nielsen’s executive compensation program which applies to our Executive Director, Mitch Barns as Chief Executive Officer (“CEO”), is designed to incent and reward the executive team to deliver sustained financial performance and long-term value to shareholders. The primary objectives of Nielsen’s executive compensation program are to:

•	attract and retain top executive talent

•	motivate executives to accomplish short-term business performance goals that drive planned long-term business objectives and deliver long-term sustainable value to shareholders

•	align executive interests and rewards with long-term shareholder value

•	differentiate rewards based on quantitative assessments of business financial performance and individual contributions towards core objectives

Non-Executive Directors

Our compensation program for Non-Executive Directors is designed to attract and retain Directors who possess the requisite knowledge, skills, and experience to support and oversee the Company. Our policy is to deliver a substantial portion of Directors’ compensation in the form of Deferred Stock Units (“DSUs”) in order to align rewards to Nielsen’s long-term performance and create shareholder value. A DSU represents an unfunded and unsecured right to receive one Nielsen share following the termination of the Director’s services. Each Director is required to acquire and maintain a threshold level of share ownership. Our share ownership guidelines for Directors are described in our 2016 Proxy Statement under “Director Compensation.”

2015 Compensation Program Changes and Highlights

Executive Director Program

Our Directors’ Compensation Policy applies to our Executive Director, as CEO. In 2015 we consulted extensively with shareholders. The outreach discussions were wide-ranging, constructive, and yielded useful feedback on our compensation programs and their disclosure. We received 98% shareholder approval of our Executive Director compensation programs in 2015, up from 77% in the prior year. A Nielsen Board Director (either the Chairman of the Compensation Committee, the Board’s Lead Independent Director, or the Chairman of the Nomination and Corporate Governance Committee) participated in each meeting.

2016 PROXY STATEMENT B-1

DIRECTORS’ COMPENSATION REPORT

The Committee took actions consistent with the Company’s philosophy and commitment to align with shareholder value, promote meritocracy and ensure good corporate governance. The changes made by the Committee are set out in the following table.

Modifications to peer groups

The Company uses 2 peer groups each of whose composition is reviewed annually by the Committee

The Executive Compensation Peer Group is used as one of the factors in determining pay for Executive and Non-Executive Directors. The peer group companies are selected based on business relevance and size as measured by revenue and market capitalization. In 2015 we removed Teradata Corp and Dun & Bradstreet, Inc. from the list and added Adobe Systems. The full peer group is disclosed in our 2016 Proxy Statement under “Compensation Practices and Governance – Benchmarking.”

The Long Term Performance Plan (“LTPP”) Peer Group is used to benchmark our relative Total Shareholder Return performance pursuant to this plan. Companies in the peer group are selected to represent a comparable investment profile to Nielsen by virtue of their being in comparable businesses or being representative of the markets we serve. To better align the peer group with this purpose, in 2015 the Committee added four companies to the group: IMS Health Holdings, Inc., Moodys, Viacom, and WPP. The full peer group is disclosed in our 2016 Proxy Statement under “How Pay Decision are Made – Long-Term Performance Plan (“LTPP”).”

Adjustments to Long-term Performance Plan (LTPP) payout formula	After reviewing shareholder feedback, the Committee adjusted the formula for LTPP plan payouts for the 2015 and future awards, so that payments under the relative TSR component of the plan will be capped at target in the event that absolute TSR over the performance period is negative.
Adjustments to Annual Incentive Plan payout policy

The Committee approved two modifications to the annual incentive plan:

1.        We discontinued our practice of setting individual incentive targets at the level of prior year payouts (“PYPO”). While the PYPO method had served its initial purpose well – particularly in establishing our culture of meritocracy – its effect over time tended to restrict our ability to provide market competitive and motivating targets for segments of our employee population. We decided therefore to revert to the more traditional approach of setting a target opportunity each year with reference to market benchmark and pay mix guidelines among other factors.

            In tandem with this change we simplified the description of the formula by which the incentive pool is funded such that 100% EBITDA performance to target equates to 100% pool funding.

2.        Additionally, the Committee noted that the proportion of equity in executives’ total annual pay mix had reached the targeted range. Therefore for the 2016 plan year we decided that annual incentive payouts would revert to being paid 100% in cash (versus 75% cash and 25% in Restricted Stock Units that had been our practice since 2013).

Base Salary	The Committee re-affirmed its policy to review salaries in intervals of 24-36 months (except in the event of a role change or other special circumstances). Increases in compensation will be more heavily weighted to equity in order to further emphasize long-term equity in the executive pay mix.

We believe that the individual components and levels of compensation paid to Nielsen’s Executive Director are consistent with our philosophy and are serving their purposes well – motivate accomplishment of annual performance goals that drive long-term business objectives and deliver sustainable long-term value to our shareholders. We will continue to monitor the design and effectiveness of our executive compensation programs as they apply to our Executive Director annually and make modifications as appropriate.

Non-Executive Director Program

In December 2014, following its annual review of Non-Executive Director compensation the Board approved the addition of a Lead Independent Director fee in the amount of $30,000 and appointed Mr. Attwood to the role of Lead Independent Director, to be effective January 1, 2015.

Mr. Calhoun stepped down as Chairman of the Board effective December 31, 2015 but continues to serve as a Non-Executive Director. Mr. Attwood was appointed Chairman of the Board effective January 1, 2016 having previously served as the Company’s Lead Independent Director during 2015. The Board approved fees and an annual DSU Grant for Mr. Attwood within the terms of our policy.

/s/ Javier Teruel

Chairman of the Compensation Committee

2016 PROXY STATEMENT B-2

DIRECTORS’ COMPENSATION REPORT

ANNUAL REPORT ON DIRECTORS’ COMPENSATION

Nielsen Holdings plc became a UK company under the UK Companies Act 2006 on February 4, 2015 and a quoted UK company on August 31, 2015; however, for purposes of this disclosure we are presenting full year 2015 compensation data based on compensation paid to Directors by both Nielsen N.V. (a Dutch company and predecessor to Nielsen Holdings plc) and Nielsen Holdings plc.

The following is provided on an audited basis.

Compensation of Executive Director

The following table sets forth the compensation of Mitch Barns, our CEO, who is our Executive Director, during 2014 and 2015:

	Base Salary	Annual Bonus[1]	Long Term Incentives[2]	Pensions[3]	Benefits and Other[4]	Total
2015	1,000,000	1,545,000	2,109,268	11,266	111,902	4,777,437
2014	998,462	1,365,000	1,581,807	15,697	117,027	4,077,993

1	The 2015 Annual Bonus payment attributable to 2015 performance is paid in February 2016 and represents 75% of the total Annual Bonus that was paid in cash. The remaining 25% of the Annual Bonus ($515,000) was paid in incentive RSUs, and included in the Long-Term Incentive column. Payments are subject to Nielsen’s Clawback Policy.

2	The amounts disclosed in this column represent the vesting date fair market value of awards and includes any dividend equivalents paid.

Values for awards vested in 2015 were due to the CEO’s ongoing employment with the Company:

Stock Options: 5/11/2015 ($276,000), 7/26/2015 ($343,800), 9/25/2015 ($119,733) and 10/29/2015 ($212,558)

RSUs: 7/26/2015 ($178,422), 7/25/2015 ($471,439), 9/25/2015 ($109,816), 2/10/2015 ($105,438) and 10/29/2015 ($292,063)

3	The amounts indicated for Mr. Barns represent the actuarial change in pension value during 2014 and 2015, relating to the Nielsen qualified plan and non-qualified excess plan, and 401(k) employer matching contributions.

4	Taxable benefits paid to Mr. Barns include but are not limited to financial planning, healthcare benefits, relocation assistance and Company paid life insurance benefits.

2016 PROXY STATEMENT B-3

DIRECTORS’ COMPENSATION REPORT

Compensation of Non-Executive Directors

The following table sets forth the compensation of our Non-Executive Directors during 2014 and 2015:

	Board Fees	Board Chair or Lead Director Fees	Committee Chair Fees	Equity Vesting	Bonus[5]	Pension[6]	Total
James Attwood[1]
2015	40,000	15,000	—	28,112			83,112
2014	—	—	—	—			—
David Calhoun
2015	—	—	—	7,534,051	—		7,534,051
2014	—	—	—	7,623,688	3,000,000	2,000,000	12,623,688
Karen Hoguet
2015	80,000	—	20,000	137,418			237,418
2014	80,000	—	20,000	141,541			241,541
James Kilts[2]
2015	80,000	—	—	109,063			189,063
2014	—	—	—	—			—
Harish Manwani[3]
2015	80,000	—	—	102,691			182,691
2014	—	—	—	—			—
Kathryn Marinello[4]
2015	80,000	—	—	74,478			154,478
2014	13,333	—	—	—			13,333
Alex Navab[2]
2015	80,000	—	—	109,063			189,063
2014	—	—	—	—			—
Robert Pozen
2015	80,000	—	15,000	137,418			232,418
2014	80,000	—	15,000	141,541			236,541
Vivek Ranadive
2015	80,000	—	—	137,418			217,418
2014	80,000	—	—	141,541			221,541
Javier Teruel
2015	80,000	—	15,000	137,418			232,418
2014	80,000	—	—	141,541			221,541

1	Mr. Attwood’s annual board fee in the amount of $80,000 and lead independent Director fee in the amount of $30,000 were prorated effective July 1, 2015 (when he began receiving board fees). He also received a prorata equity grant for the period beginning July 1, 2015 to May 1, 2016.

2	Messrs. Kilts and Navab received a prorata equity grant for the period beginning January 1, 2015 to May 1, 2015.

3	Mr. Manwani received a prorata equity grant for the period beginning January 22, 2015 to May 1, 2015.

4	In 2014, Ms. Marinello’s annual board fee in the amount of $80,000 was prorated effective October 31, 2014. She also received a prorata equity grant for the period beginning November 3, 2014 to May 1, 2015.

5	Mr. Calhoun served as the Company’s Chief Executive Officer through December 31, 2013. He received 75% of his 2013 annual bonus in cash in February 2014. 25% of his annual incentive was denominated in restricted shares which vest equally on the first and second anniversaries of the date of grant.

6	Mr. Calhoun was paid his accrued benefit of $2,000,000 under his additional supplemental executive retirement plan on July 2, 2014 in a cash lump sum.

2016 PROXY STATEMENT B-4

DIRECTORS’ COMPENSATION REPORT

Following its annual review of Non-Executive Director compensation the Board approved the following changes in Director compensation within the terms of our policy and which are expected to be in force for the next three years.

Compensation Component (Annual)	2015	Future
Board Fees[1]	$ 80,000	$ 80,000
Lead Independent Director	$ 30,000	$ 30,000
Board Chair Fee[2]	None	$150,000
Committee Chair Fee	Governance: $15,000 Compensation: $15,000 Audit: $20,000	Governance: $15,000 Compensation: $20,000 Audit: $25,000
Equity Grant[3]	$135,000	$160,000

1	Directors may elect to receive Board fees in cash or in DSUs.

2	Board Chair fees are paid 50% in cash and 50% in DSUs. The Board Chair may elect to receive the cash portion in DSUs.

3	The annual equity grant is delivered in DSUs and vests in equal installments each quarter over 1 year.

The Board believes these changes were necessary to maintain a competitive compensation package and to continue to attract and retain talented members of our Board who possess the requisite knowledge, skills, and experience to support and oversee the Company.

On December 31, 2015 Mr. Calhoun resigned his position as Chairman of the Board but will continue to serve as a Board Director. The terms of Mr. Calhoun’s Transition Agreement governing his transition from CEO to Chairman effective January 1, 2014 (disclosed below) expired on December 31, 2015. As a consequence the Board approved Director fees and an annual equity grant for Mr. Calhoun within the terms of our policy and equivalent to the compensation paid to other similarly situated Directors.

Mr. Attwood was appointed Chairman of the Board effective January 1, 2016 having previously served as the Company’s Lead Independent Director during 2015.

Effective January 11, 2016, Mr. Navab resigned his position as a Non-Executive Director.

Performance Against Performance Targets for Annual Incentive for our Executive Director

A maximum annual incentive payout fund for the CEO is determined by a formula which calculates 2% of Adjusted EBITDA performance and allocates it to each executive officer in proportions ranging between 10% and 18% of the fund. This yielded a maximum fund of $6,689,000 for the CEO. The Committee exercises negative discretion to determine final payouts using the Annual Incentive Plan Formula (described below). This qualifies payouts under the plan as tax deductible under US tax code Section 162(m).

Annual Incentive Plan Formula

The funding/initial payout formula (shown below) correlates “Bonus Funding EBITDA” (as defined on page C-2 of the Directors’ Compensation Policy) growth from the prior year with payout percentages indexed to target opportunities. For 2015, a funding/initial payout of 100% is achieved when Bonus Funding EBITDA performance meets the target of 7% growth. Maximum funding and individual payouts are capped at 200% of target. Threshold performance yields a payout/initial funding of 70%. If performance falls between the benchmark performance targets, the payout amount is calculated using interpolation between those benchmarks. If performance falls below the threshold – no payouts are funded

2016 PROXY STATEMENT B-5

DIRECTORS’ COMPENSATION REPORT

2015 Performance -Payout Formula

Performance Milestones	Growth v Prior Year (index %)	Funding/ Initial Payout %
Maximum	167%	200%
Exceptional	114%	114%
Target	107%	100%
Actual Performance	107%	100%
Minimum	97%	70%
< Minimum	<97%	Zero

Additionally, the Committee considers total company financial performance and the Executive Director’s contribution to that performance. Performance against objectives is assessed and consideration given to qualitative factors such as degree of difficulty, extraordinary market circumstances and leadership impact. As a result, the initial payout may be adjusted up or down to ensure that total performance is reflected in the final payout.

2015 Results

•

The 2015 Bonus Funding EBITDA achievement was 7% growth over prior year. Consequently the plan funded at 100% and the initial payout was set at 100% of the Executive Director’s target bonus opportunity.

•

Before approving the incentive plan funding, the Committee assessed the Company’s FCF performance against annual plan objectives. The Committee has discretion to reduce the fund by up to 30% if FCF falls short of objectives. There is no discretion to increase the fund in the event that FCF performance exceeds objectives.

•	We define FCF as net cash provided by operating activities less capital expenditure.

•

The Committee reviewed the Company’s FCF performance, which represented 18% growth over prior year and decided that the performance was within the target range expected. The Committee made no reduction to the incentive funding.

Performance Against Performance Targets for Long Term Incentive Vesting for our Executive Director

2015 Awards

The following represents the aggregate grant date fair value (based on the share price and Black-Scholes values on the grant date) and the number of the restricted stock units and stock options granted in 2015 to our Executive Director under the Nielsen 2010 Stock Incentive Plan. No vestings occurred nor payouts were made in 2015 under the LTPP. The first LTPP payout was made for the 2013 LTPP in February 2016. Details will be disclosed in our 2017 UK Director report.

Year		Time Vested RSUs		Performance Vested RSUs			Options			Vesting Date[1]	Total Value
	Share price on grant date	Grant Date Fair Value	# of RSUs	Grant Date Fair Value	# of RSUs	% receiveable if threshold performance achieved	Grant Date Fair Value	# of Options	Exercise price
2015	$47.95	1,500,000	31,283	3,000,000	65,860	50%	1,500,000	177,515	$47.95	10/29/2019	6,000,000

1	RSU and Stock option awards vest over four years in equal annual installments on the anniversary of the grant date.

2016 PROXY STATEMENT B-6

DIRECTORS’ COMPENSATION REPORT

Time-Vested Restricted Stock Unit Awards

The following provides information regarding the time-vested restricted stock units outstanding at the beginning and end of the year ended December 31, 2015 for our Executive Director:

Award Date	End of Vesting Period	Unvested RSUs Outstanding at 1/1/2015	RSUs Granted	RSUs Vested	Unvested RSUs Outstanding at 12/31/2015	Market Price Per Share on Award Date	Market Price Per Share on Vesting Date
7/26/2012	7/26/2016	7,808	—	3,950	3,999	$27.98	$45.17
7/25/2013	7/25/2017	41,259	—	10,437	31,697	$33.25	$45.17
9/25/2013	9/25/2017	6,923	—	2,349	4,728	$36.56	$46.75
2/10/2014	2/10/2016	4,808	—	2,403	2,463	$45.13	$43.87
10/29/2014	10/29/2018	23,932	—	6,091	18,385	$41.92	$47.95
2/12/2015	2/12/2017	—	—	—	10,697	$43.57	N/A
10/29/2015	10/29/2019	—	31,283	—	31,475	$47.95	N/A

Performance-Vested Restricted Stock Unit Awards

The following provides information regarding the performance-vested restricted stock units outstanding at the beginning and end of the year ended December 31, 2015 for our Executive Director:

Award Date	Vest Date	Measurement Period	Unvested RSUs Outstanding at 1/1/2015		RSUs Granted		RSUs Vested	RSUs Forfeited	Unvested RSUs Outstanding at 12/31/2015		Fair Value Per Share on Grant Date	Market Price Per Share on Vesting Date	Value on Vesting Date
2/20/2013	February 2016	2013-2015	50,000	[1]	50,000	[1]	—	—	50,000	[1]	$32.25	N/A	N/A
2/20/2014	February 2017	2014-2016	43,500		43,500		—	—	43,500		$46.40	N/A	N/A
2/19/2015	February 2018	2015-2017	—		65,860		—	—	65,860		$45.55	N/A	N/A

1	The 2013 award was made in the form of restricted shares. We were required to issue the maximum number of shares that may become payable under the plan. The target number of shares granted was 25,000. Actual payout is subject to the Company’s performance against the performance metrics of the plan as disclosed in “Summary of NEO Pay Decisions – 2013 LTPP Performance Payouts” contained in the 2016 Proxy Statement.

LTPP participants are awarded a target number of performance RSUs (“PRSUs”) that are earned subject to the Company’s performance against two cumulative three-year performance metrics, RTSR and FCF, with assigned ratings of 40% and 60% respectively. The Committee decided to assign more weight to the FCF metric over which executives have relatively more direct control. Our Committee has decided not to disclose the actual FCF targets because it is commercially sensitive information.

The following sets forth the LTPP performance thresholds for LTPP grants made in 2013, 2014 and 2015

Relative TSR	Weighting	Performance	30th Percentile Relative to Peers (Threshold)	50th Percentile Relative to Peers (Target)	75th Percentile Relative to Peers (Maximum)
	40%	Payout	50%	100%	200%

Free Cash Flow	Weighting	Performance	85% of target	100% of target	120% of target
	60%	Payout	50%	100%	200%

No vestings or payouts were made in 2015 under the LTPP. The first LTPP payout was made for the 2013 LTPP in February 2016. Details will be disclosed in our 2017 UK Director report.

2016 PROXY STATEMENT B-7

DIRECTORS’ COMPENSATION REPORT

Time vested Stock Option Awards

The following provides information regarding the time-vested stock options outstanding at the beginning and end of the year ended December 31, 2015 for our Executive Director:

Award Date	Outstanding at 1/1/15	Granted During 2015	Exercised During 2015	Outstanding at 12/31/2015	# of Securities Underlying Unexercised Options (#) Exercisable	# of Securities Underlying Unexercised Options (#) Un-exercisable	Exercise price	Expiration Date
3/5/2007	29,625	—	23,390	6,235	—	6,235	$16.00	3/5/2017
3/5/2007	10,937	—	9,898	1,039	—	1,039	$32.00	3/5/2017
3/18/2010	62,500	—	—	62,500	62,500	—	$18.40	3/18/2020
5/11/2011	75,000	—	—	75,000	75,000	—	$30.19	5/11/2018
7/26/2012	80,000	—	—	80,000	60,000	20,000	$27.98	7/26/2019
9/25/2013	47,000	—	—	47,000	23,500	23,500	$36.56	9/25/2020
10/29/2014	141,000	—	—	141,000	35,250	105,750	$41.92	10/29/2021
10/29/2015	N/A	177,515	—	177,515	—	177,515	$47.95	10/29/2022

Pensions

Pension Benefits for 2015

The following table presents information regarding the pension benefits for our Executive Director during the fiscal year ended December 31, 2015.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mitch Barns	Qualified Plan	4.42	39,194	—
	Excess Plan	4.42	29,752	—

For details on the assumptions used to determine the present value of the accumulated benefit and on our US Retirement Plans, please refer to the 2016 Proxy Statement under “Pension Benefits for 2015.”

Participants in the Qualified Plan become fully vested in their accrued benefits after the earlier of five years of service or when the participant reaches normal retirement age (which is the later of age 65 or the fifth anniversary of the date the participant first became eligible to participate in the plan).

Reduced early retirement benefits are available to Mr. Barns under the Excess Plan once he reached age 40 and completed 5 years of service. Mr. Barns is eligible for early retirement. The early retirement benefits payable are actuarially reduced to be equivalent to the benefit payable at normal retirement age for Mr. Barns.

Non-Executive Directors do not receive pension benefits.

Payments to Past/Former Directors

There were no payments to past/former Directors for the year ended December 31, 2015.

Payments for Loss of Office

There were no payments for loss of office for the year ended December 31, 2015.

2016 PROXY STATEMENT B-8

DIRECTORS’ COMPENSATION REPORT

Statement of the Directors Shareholding and Share Interests

In 2011, our Board of Directors adopted share ownership guidelines, pursuant to which our Directors who receive fees for their services are required to maintain equity ownership in our Company. The share ownership guideline for our Executive Director is six times his base salary and for our Non-Executive Directors is five times their annual fees (including Board Retainer, Board Chair, Lead Independent Director and Committee Chair Fees). Shares beneficially owned by these Directors, including vested DSUs and jointly-owned shares, are included in the calculation. These Directors are expected to meet the guidelines within five years from the later of the adoption of the guidelines or their appointments as a Director or the commencement of the receipt of Director fees. A Director may not sell or dispose of shares for cash unless the share ownership policy is satisfied. The share ownership guidelines are reviewed annually in January at which time the guideline is re-calculated for any Directors who have not yet met the guidelines using the prevailing annual salary and the closing share price of a Nielsen common share on the last day in the prior trading year. No re-calculation is performed for Directors who have met their guideline. As of December 31, 2015, six of the Directors have met the guidelines and five of the Directors were still working toward meeting their guideline. The following table provides details on the Directors’ shareholdings as at December 31, 2015:

Director	Beneficially Owned Shares	% Shareholding Guidelines Achieved	Vested but Unexercised Options	Exercised Options	RSU Awards Subject to Performance	RSU Awards Not Subject to Performance	Weighted Average Exercise Price of Vested Options
James Attwood	22,999	100%	—	—	—	1,786	—
Mitch Barns	67,500	52%	256,250	33,288	134,360	103,444	33.83
Dave Calhoun	848,175	100%	1,643,750	1,600,239	116,000	11,535	28.28
Karen Hoguet	20,809	100%	31,120	—	—	1,533	27.13
James Kilts	3,340	37%	—	—	—	1,793	—
Harish Manwani	3,156	35%	—	—	—	1,747	—
Kathryn Marinello	6,036	67%	—	—	—	1,533	—
Alex Navab	5,130	57%	—	—	—	1,793	—
Robert Pozen	215,829	100%	40,335	—	—	1,533	25.87
Vivek Ranadive	16,372	100%	4,941	—	—	1,533	28.53
Javier Teruel	17,501	100%	34,172	—	—	1,533	27.13

The following information is unaudited.

2016 PROXY STATEMENT B-9

DIRECTORS’ COMPENSATION REPORT

Performance Graph

The chart below shows the cumulative TSR of Nielsen stock assuming an initial $100 investment over the period beginning on January 26, 2011 and ending December 31, 2015. This period represents the entire period that Nielsen stock has been publicly traded. In 2013, we introduced our dividend policy and share repurchase program. We have compared our performance to the S&P 500 and to a market cap-weighted composite of the peer group we use to measure total shareholder return in our LTPP. We believe these two indices are key to measuring our performance in our industry.

NIELSEN HOLDINGS PLC—CUMULATIVE TOTAL SHAREHOLDER RETURN SINCE IPO (as of 12/31/2015)

Chief Executive Officer’s Compensation in the Past Five Years

	2011	2012	2013	2014	2015
CEO Single Figure[1,2]	$14,215,080	$14,857,591	$21,990,031	$5,746,807	$6,654,268
Bonus (% of Maximum Awarded)[3]	56%	49%	53%	51%	52%
Performance Based LTI (% of Maximum Vesting)	0%	0%	0%	0%	0%

1	Includes data for David Calhoun for 2011, 2012 and 2013 and Mitch Barns for 2014 and 2015.

2	Includes the value of all stock and option awards that vested in the respective year.

3	Annual incentive maximum payout is 200% of opportunity. In 2013, 2014 and 2015, 75% was paid in cash and 25% was paid in incentive restricted stock units. The calculation of the Bonus (% of maximum award), used the combined value of the cash and restricted unit awards.

Percentage Change in the Chief Executive Officer’s Compensation Compared to Employees

The table below shows the percentage year-on-year change in salary and bonus earned by the CEO between the year ended December 31, 2015 and the year ended December 31, 2014 compared to the average compensation for US-based associates that participated in our Annual Incentive Plan during each year. This comparative employee group was chosen as the make-up and calculation of their compensation for the categories in the table below most closely resembles that of our CEO. As the majority of our CEO’s taxable benefits are related to expatriate/relocation benefits that are not applicable to the comparable employee group, this compensation category has been excluded from the below table.

% Change	Base Salary	Bonus
CEO	0%	13%
Employee Comparator	1%	5%

After reviewing peer group benchmark data in late 2014, the Committee and the Board made the determination to increase Mr. Barns annual incentive opportunity by 10% to better align his compensation with the median of the peer group.

2016 PROXY STATEMENT B-10

DIRECTORS’ COMPENSATION REPORT

Relative Importance of Spend on Pay

The table below shows the total pay for all employees compared to other key financial metrics and indicators:

($ in million1)	Year Ended:
	December 31, 2014	December 31, 2015	% Change[2]
Personnel Cost	$2,622	$2,513	3.4%
Dividends Paid	$356	$408	14.6%
Share Buyback	$466	$667	43.1%
Average number of employees	40,884	41,914	2.5%
Revenues	$6,288	$6,172	5.0%
EBITDA	$1,830	$1,853	7.3%

1	Average number of employees is not provided in millions.

2	% change is provided on a constant currency basis. We calculate constant currency by converting 2014 local currency values to 2015 period foreign currency exchange rates.

The numbers presented above were selected to provide a broad but reasonable context against which to compare the growth of value provided to the CEO, all employees and shareholders. The figures are reported in our 2015 UK Annual Report.

Consideration by the Directors of Matters Relating to Directors’ Compensation

In 2015, the Committee consisted of the following members:

•	Harish Manwani

•	Alex Navab

•	Vivek Ranadive

•	Javier Teruel (Chair)

The Committee and the Board are responsible for determining the compensation of our Directors and regularly reviews the philosophy and goals of the Director compensation program and assesses the effectiveness of compensation practices and processes. The Committee sets performance goals and assesses performance against these goals. The Committee and the Board operate independently of management and consider the recommendations and market data provided by its independent consultant when reviewing and making compensation decisions. The CEO does not participate in the Committee and Board discussions regarding his own compensation. The Committee and the Board make their decisions based on their assessment of both Nielsen and individual performance against goals, market data provided by their independent compensation consultant, and on their judgment as to what is in the best interests of Nielsen and its shareholders.

The Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority to retain, oversee the work of, obtain advice from and terminate any compensation consultant, independent legal counsel or other adviser. The Company shall provide appropriate funding, as determined by the Committee, for payment of reasonable compensation to any compensation consultant, independent legal counsel or other advisers retained by the Committee, as well as funding for the payment of ordinary administration expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee undertakes an independence assessment prior to selecting any compensation consultant, legal counsel or other advisors that will provide advice to the Committee (other than in-house legal counsel) taking into account such factors as may be required by the New York Stock Exchange, the UK Companies Act 2006 and any other relevant legislation or regulation from time to time.

Any compensation consultant retained by the Committee to assist it in connection with setting the amount or form of Director compensation (other than any role limited to consulting on any broad-based plan that does not discriminate in

2016 PROXY STATEMENT B-11

DIRECTORS’ COMPENSATION REPORT

scope, terms, or operation, in favor of executive officers or Directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice) shall not provide any other services to the Company or its subsidiaries, unless such services are pre-approved by the Committee. The Committee shall evaluate, on at least an annual basis, whether any work provided by the Committee’s compensation consultant raised any conflict of interest.

The Committee retains Meridian Compensation Partners, LLC (Meridian) as its compensation consultant. Meridian has provided market data and perspective on Executive and Non-Executive Director compensation and related governance. Meridian and its affiliates did not provide any services to Nielsen or its affiliates in 2015 other than executive and Director compensation consulting to the Committee. Discussions between Meridian and Nielsen management are limited to those necessary to complete work on behalf of the Committee.

The Committee determined that Meridian and its lead consultant for Nielsen satisfy the independence factors described in the NYSE listing rules. The Committee also determined that the work performed by Meridian in 2015 did not raise any conflict of interest issues.

In 2015, Nielsen paid $264,325 to Meridian for services rendered.

Implementation of Policy in 2016

Our 2016 Directors Compensation Policy has been implemented. All Executive and Non-Executive compensation complies with our Policy.

Statement of Voting at General Meeting

At the Annual General Meeting on June 26, 2015, the shareholder advisory vote on executive compensation received the following votes:

	Votes	% of Total Votes
Votes Cast in Favor	313,610,473	98.3%
Votes Cast Against	5,348,994	1.7%
Total Votes Cast	318,959,467	100%
Votes Withheld[1]	13,349,104	N/A

1	Votes withheld include 2,807,620 abstentions and 10,541,484 broker non-votes. For purposes of calculating our overall voter approval, we have excluded votes withheld.

2016 PROXY STATEMENT B-12

Our Directors’ Compensation Policy applies to our Executive Director, as CEO (as well as any individual who may become an Executive Director while this policy is in effect) and our Non-Executive Directors.

COMPENSATION POLICY FOR EXECUTIVE DIRECTORS

Purpose

•	attract and retain top executive talent

•	motivate executives to accomplish or exceed short-term business performance goals that drive long-term business objectives and deliver sustainable value to shareholders

•	align executive interests and rewards with the long-term returns delivered to shareholders

•	differentiate rewards based on quantitative assessments of business financial performance and individual contributions towards core objectives

Philosophy

Foster meritocracy

•	Our pay-for-performance philosophy differentiates rewards based on business performance and individual contributions toward core objectives.

Pay competitively

•

The Committee reviews compensation annually and considers peer group and general industry benchmarks among several factors when making decisions on pay. Other factors include the mix of pay components in total direct compensation, prior year awards, changes in role or responsibilities, company financial performance, and individual performance.

Emphasize variable, at risk pay subject to performance – the executive compensation framework

•

As outlined below in the Executive Compensation Framework, a significant portion of our Executive Director’s compensation is at risk; dependent on the achievement of challenging annual and long-term performance targets and/or the performance of our share price.

TARGET COMPENSATION FRAMEWORK
PAY COMPONENT	TARGET RANGE (TOTAL PAY)	GUARANTEED/AT RISK
Base Salary	Up to 20%	Guaranteed
Target Annual Incentive	Up to 30%	At Risk
Total Cash	Not to exceed 50%
Target LTI Performance Awards	25 - 40%	At Risk
Target LTI Time-Vested Awards	20 - 35%	At Risk
Total Equity	No less than 50%

2016 PROXY STATEMENT C-1

DIRECTORS’ COMPENSATION POLICY

Compensation Policy for Executive Directors

Element	Purpose	How Component Operates
Annual Base Salary	Attract and retain top talent

•   Reviewed in intervals of 24-36+ months

•    When reviewing base salary levels and determining increases, the Compensation Committee and the Board consider a variety of factors including: (1) our pay for performance philosophy, (2) market benchmark compensation data, (3) the Director’s individual performance and contributions to the success of the business in the prior year, (4) company performance, (5) current pay mix, and (6) role changes

Annual Incentive (“AIP”)	Motivate Directors to accomplish short-term business performance goals that contribute to long-term business objectives

•   Annual incentive target opportunities are established each year with reference to (1) our pay for performance philosophy, (2) market benchmark compensation data, (3) the Director’s individual performance and contributions to the success of the business in the prior year, (4) company performance, (5) current pay mix, (6) role changes, and (7) prior year target

•   The Compensation Committee determines individual payout using the annual incentive plan design applicable to all managerial employees

•  The EBITDA performance formula determines incentive plan funding and the initial payout percentage for all participants

•  100% EBITDA performance to target = 100% incentive pool funding and 100% initial individual payout

•  The initial payout percentage may be adjusted up or down based on a quantitative assessment of individual performance vs objectives

•  Maximum payout opportunity is capped at 200% of individual target

•   Threshold EBITDA performance will result in an initial payout/funding of 70%

•   Zero funding and zero initial payout if EBITDA performance is below threshold

•   The Compensation Committee has discretion to reduce the fund by up to 30% if free cash flow falls short of objectives

•    In order to satisfy the performance-based pay exception of Section 162(m) of the U.S. Internal Revenue Code (the “Code”), Director payouts are determined initially using the following formula:

•  Actual EBITDA performance x 2% x executive allocation percentage

•    Annual incentive plan payouts are then made according to the underlying EBITDA performance formula and individual payout percentage, subject to the maximum 200% of target cap on payouts

•   Actual payouts and the performance metrics used to determine them will be disclosed in the Directors’ Compensation Report in the year payouts are made

•   The calculation of EBITDA performance for annual incentive plan purposes (which we refer to as “Bonus Funding EBITDA”) differs from reported Adjusted EBITDA because it is calculated using a standard foreign currency exchange rate established at the beginning of the year in order to eliminate the impact of currency exchange volatility on the performance assessment

•   Payout is intended to be delivered 100% in cash but may be delivered in a mixture of cash and restricted stock units at the Committee’s discretion

•   Payouts are subject to recoupment under the terms of Nielsen’s Clawback policy

Long-Term Incentive (“LTI”)	Deliver long-term sustainable performance and align Executive Director rewards with long-term returns delivered to shareholders

•   LTI award values are determined each year by reference to (1) our pay for performance philosophy, (2) market benchmark compensation data, (3) the Director’s individual performance and contributions to the success of the business in the prior year, (4) company performance, (5) current pay mix, (6) role changes, and (7) prior year award

Long-Term Performance Plan (“LTPP”)	Alignment with long-term shareholder return	• Subject to performance against two three-year cumulative performance metrics, free cash flow and relative total shareholder return with assigned weighting of 60% and 40%, respectively
Performance Restricted Stock Units (“Performance RSUs”)

•   Specific threshold, target and maximum performance metrics for three-year cumulative free cash flow performance will not be disclosed for competitive reasons but targets are designed to be aggressive and achievable and are fully aligned with our approved three-year strategic plan and long-term guidance issued to investors at the beginning of the performance period

•   Targets and actual results used to determine payouts will be disclosed in the Director’s Compensation Report in the year that payouts are approved

•   Subject to recoupment under the terms of Nielsen’s Clawback Policy

•    Relative total shareholder return is measured against a peer group used solely for this purpose. Companies in this peer group are selected to represent a comparable investment profile to Nielsen by virtue of their being in comparable businesses or being representative of the markets we serve

•    Represents approximately 50% of the annual LTI value

2016 PROXY STATEMENT C-2

DIRECTORS’ COMPENSATION POLICY

Element	Purpose	How Component Operates

•   Zero payout for performance below threshold

•    For performance at threshold, the payout opportunity is 50% and 100% for performance at target

•    Maximum payout opportunity is capped at 200% of target

•    Payouts capped at target if absolute total shareholder return is negative

•   No dividend equivalents on unearned performance RSUs

Stock Options	Alignment with shareholder return and retention	• Four-year time-vested • Represents approximately 25% of LTI value • Maximum payout not to exceed 100% of the options at the end of the vesting period
Restricted Stock Units (“RSUs”)	Alignment with shareholder return and retention

•   Four-year time-vested

•    Represents approximately 25% of LTI value

•    Dividend-equivalents on RSU awards are accrued and delivered as additional RSUs

•   Maximum payout not to exceed 100% of shares at the end of the vesting period, plus any earned dividends equivalents (if applicable, whether on vested or unvested)

Health And Welfare Plans, Perquisites	Promote overall well-being and avoid distractions caused by unforeseen health/financial issues

•   Health and Welfare plans generally available to other employees, including medical insurance and savings accounts

•   De minimis financial planning and wellness allowances

•    Other benefits may include provision of transport

The cost of the Health and Welfare plans and perquisites provided changes in accordance with market conditions and will, therefore, determine the maximum amount that would be paid in the form of benefits during the period of this policy

Pension	Provide additional income in retirement and promote overall financial wellbeing

Qualified Cash Balance Pension Plan (the “Qualified Plan”)

•    Plan frozen on August 31, 2006

•    Prior to the freeze we added monthly basic and investment credits to each participants account

•    The basic credit equaled 3% of a participants eligible monthly compensation

•    At the point of freeze, all basic credits were stopped, but participants continue to receive investment credits

•    Participants became vested in the accrued benefits on the earlier of five years of service or when the participant reached normal retirement age (which is the later of age 65 or the fifth anniversary of the date the participant first became eligible to participate in the plan)

Non-qualified Retirement Plan (the “Excess Plan”)

•   Plan frozen on August 31, 2006

•    Available to certain management and highly compensated individuals

•    Prior to the freeze, the plan provided supplemental benefits to individuals whose benefits under the qualified plan are limited by the provisions of Section 415 and/or Section 401(a)(17) of the US tax code

•    The amount payable under the Excess Plan is equal to the difference between the benefit actually paid under the qualified plan and the amount that would have been payable had the applicable US tax code limitations not applied

Other Retirement	Attract and retain top talent

401(k) Savings Plan

•    Qualified plan available to all eligible employees, enables participants to save for retirement through tax-advantaged combination of employee contributions and a company matching contribution

•   The company matching contribution matches $.50 per $1.00 of employee contribution up to 6% of pay and subject to IRS annual limits. Full vesting occurs after 2 years of service

Relocation/Expat Assistance	Attract top talent and provide career enhancing and personal development opportunities

•   Expatriate and relocation benefits are regularly benchmarked against other companies. Current benefits offered include, but are not limited to:

•  Shipment of goods and services

•   Home sale/lease termination

•  House hunting trips

•   Temporary housing

•  Housing allowance

•   Automobile disposition

•  Goods and services differential allowance

•  Car/driver allowance

•   Education fees and expenses for dependent children to age 19

•  Home leave

•  Tax equalization

•   Tax preparation

•  Language and cultural training

•   Destination acclimation services

2016 PROXY STATEMENT C-3

DIRECTORS’ COMPENSATION POLICY

Performance Measure Selection

The measures used under the AIP and the LTPP are reviewed and approved by the Committee annually. The other elements in the table above are not subject to the accomplishment of specific performance targets.

We strive to create a culture that reflects our core values of Open, Simple, and Integrated. Our incentive compensation programs reinforce the values by focusing all employees on simple unifying objectives. To that end, the CEO and other executives participate in the same annual incentive plan applicable to managerial employees. The plan is currently funded based on company EBITDA performance. The EBITDA target for incentive plan funding purposes is the equivalent of the EBITDA target approved in our annual operating plan. The target is intended to deliver aggressive EBITDA growth over the prior year and offer a challenging yet achievable goal for participants. Nielsen’s business EBITDA growth is highly correlated to the creation of shareholder value and is an effective measure of Executive Director’s contributions to short-term company performance. Before approving the incentive funding the Committee reviews the Company’s annual free cash flow (“FCF”) performance and has the discretion to reduce the fund by up to 30% if performance falls short of objectives. There is no discretion to increase the incentive fund in the event that FCF exceeds objectives.

Two cumulative three-year performance metrics measure performance under the LTPP. FCF and relative total shareholder return (“RTSR”) were chosen due to their strong alignment with the long-term returns experienced by our shareholders. FCF is assigned a weighting of 60% to reflect the fact that executives have relatively more direct control over this metric. Specific FCF targets cannot be disclosed for competitive reasons but are aligned with the aggressive targets approved in the 3-year strategic plan and with our long-term guidance issued to investors. RTSR was assigned a weighting of 40%.

Under the rules governing the design and operation of the AIP and LTPP, the Committee has the discretion to select other performance metrics as business conditions may dictate in the future.

Remuneration Policy for Other Employees

The remuneration policy for other employees is based on the same philosophy and principles that govern the remuneration policy for Executive Directors. Annual salary reviews take into account company and individual performance, local pay and market conditions, and salary levels for similar roles in the relevant geographies. Senior executives are eligible to participate in the AIP and in LTI programs on similar terms as the Executive Directors. Managerial and professional employees are eligible to participate in the AIP provided for executives; opportunities vary by organizational level and an individual’s role. Some employees below executive level are eligible to participate in the Stock Option and RSU components of the LTI program; opportunity levels are commensurate with organizational level.

Loss of Office and Service Agreements

In general we do not provide employment agreements for Executive Directors. The principal terms of employment for Executive Directors are as provided to other eligible employees with the exception of certain de minimis benefits (described within) and certain payments provided in the event the Executive Director is terminated not for cause or resigns for good reason (as defined in the documents referenced below under “Potential Payments Upon Termination or Change-In-Control”). In certain circumstances the Committee may provide employment agreements for Executive Directors where it is essential for continued sound governance.

Potential Payments Upon Termination or Change-In-Control

Severance terms for Executive Directors are defined, depending on the Executive Director’s prior service and eligibility, in either The Management Stockholder’s agreement connected with our former 2006 Stock Incentive Plan or the Executive Director’s offer of employment letter or where applicable, the Executive Director’s employment agreement.

In the event of termination of the Executive Director not for cause or his/her resignation for “good reason” as defined in the above documents, our severance policy provides for:

•	Base salary continuation of up to 24 months

•	Continuation of health benefits at active employee rates for the same period as salary continuation

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DIRECTORS’ COMPENSATION POLICY

•	Annual incentive payment for the year of termination in accordance with the plan rules paid pro-rata based on service performed in the year of termination.

•	Executive outplacement services

Additionally, under the terms of the 2010 Nielsen Holdings Stock Incentive Plan (“2010 Plan”) if the Executive Director is terminated by the Company without “cause” or the Executive Director resigns for “good reason” (as those terms are defined in the plan document) they will forfeit all unvested equity as of the date of termination with the following exceptions:

•

LTPP: Executive Directors will receive a payout on the regularly scheduled payout date reduced pro-rata to their service through the performance period, calculated as number of days between the beginning of the performance period and the termination date divided by 1095.

•

Option and RSU Awards: Pro-rata vesting of the equity tranche that would have vested, but for the termination, in the 12 months following the termination date calculated by the number of days between the most recent vesting and the termination date divided by 365.

The Committee has the discretion to adjust the above payments in the event of extraordinary circumstances including but not limited to approved retirements, death, and permanent disability.

Change-In-Control Policy

For equity awards made in 2011 or later, under the 2010 Plan, as amended, unvested options and RSUs do not vest automatically in the event of a change-in-control.

Clawback Policy

Our clawback policy requires the Executive Director, in all appropriate cases, to repay or forfeit any bonus, short-term incentive award or amount, or long-term incentive award or amount awarded to the Executive Director, and any non-vested equity-based awards previously granted to the Executive Director if:

The amount of the incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement or the correction of a material error; and
The Executive Director engaged in intentional misconduct that caused or partially caused the need for the restatement or caused or partially caused the material error, and
The amount of the incentive compensation that would have been awarded to the Executive Director, had the financial results been properly reported, would have been lower than the amount actually awarded.

Recruitment of Executive Directors

The compensation package for a new Executive Director will be set in accordance with the terms of the Directors’ Compensation Policy as set forth above or in force at the time of appointment or hiring. In determining the appropriate remuneration structure and levels, the Committee will take into consideration all relevant factors to ensure that arrangements are in the best interests of the Company and its shareholders.

In addition, to facilitate the recruitment of an individual to an Executive Director position, the Committee can use cash and/or LTI awards to buy-out previously-granted incentive awards and no limits will apply under this policy.

For external hires and internal appointments we may provide certain relocation reimbursements or allowances including expatriate benefits within limits set by the Committee that fairly reimburse Executive Directors for expenses incurred and provide for a smooth transition free of unnecessary distractions.

Consideration of Conditions Elsewhere in the Company

The Committee does not consult with employees specifically on its Executive Director compensation policy and framework however, when determining pay for Executive Directors, the Committee takes into account several data elements including but not limited to:

•	company and individual performance

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DIRECTORS’ COMPENSATION POLICY

•	salary increase budgets provided for other employees

•	annual incentive plan funding levels

•	local pay and market conditions

•	market data provided by independent compensation consultant

Consideration of Shareholder Views

On a regular basis, the Committee engages with shareholders to solicit direct input regarding its Executive Director compensation programs. Input provided during these meetings and from shareholder advisory firms is used to shape our compensation programs. The majority of shareholders continue to express support for our compensation programs.

Illustration of Application of Compensation Policy for Executive Directors

The estimated compensation amounts received by the Executive Directors which group currently includes only our CEO are shown in the following graph, for the first full year (2016) in which the policy applies.

The amounts show payments at three levels of performance – threshold, target and maximum

For the purpose of this illustration the following components’ values are constant at each level of performance:

•	Salary: reflects annualized rate for 2016

•	Restricted stock units: planned grant date fair value in 2016[1]

•	Stock options: planned grant date fair value in 2016[1]

•

Benefits: Estimated based on 2015 figures and 2016 premium or reimbursement rates including 401k savings match, relocation benefits, health and welfare perquisite, tax planning perquisite, and dividend equivalents accrued on unvested restricted stock units arising from the equity award granted on July, 26 2012 before the introduction of our dividend policy

•	Pension: reflects estimated aggregate change in the actuarial present value of accumulated benefits under the plan

The following components’ values vary by each level of performance:

•	AIP: reflects potential cash payouts based solely on the plan’s incentive funding formula

•	LTPP: reflects the fair value[1] at grant date at target and percentage payouts of target in accordance with the plan design at threshold and maximum levels of performance.

•

Both of the above values will differ from the actual payments earned by Mr. Barns under the 2015 AIP and 2013 LTPP and paid to him in February, 2016. Payment details are disclosed in our 2016 Proxy Statement under “Summary Compensation Table.”

[1]

Calculated in accordance with IFRS 2, Share-based Payments. For a discussion of the assumptions and methodologies used to value the awards granted in 2015 please see Note 16 “Stock based compensation” to our audited consolidated financial statements, included in our Annual Report for the year ended December 31, 2015. In all cases the values reported assume no share price change relative to closing price of a Nielsen share on the date of grant.

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DIRECTORS’ COMPENSATION POLICY

($,000)

The Pension/Benefits category includes the following: Financial planning, relocation, dividend equivalents prior to the introduction of our dividend policy in 2013, and pension.

The Pension/Benefits category includes the following: Financial planning, relocation, dividend equivalents prior to the introduction of our dividend policy in 2013, and pension.

2016 PROXY STATEMENT C-7

DIRECTORS’ COMPENSATION POLICY

Compensation Policy for Non-Executive Directors

As of the effective date of this Policy, all of our Directors, with the exception of Mitch Barns, our CEO, are Non-Executive Directors.

Purpose

Nielsen’s Compensation Policy for our Non-Executive Directors is designed to:

•	attract and retain talented individuals to help oversee the Company as members of the Board of Directors

•	align with the market value of the role and,

•	align with long-term shareholder returns.

Practice

The Committee reviews the Non-Executive Director compensation program annually but generally intends to make adjustments every three years unless special circumstances, such as market changes, require otherwise. The Committee last reviewed the program in December, 2015. The values quoted in each category are fixed (i.e., do not vary subject to a performance condition) and therefore represent the current maximum payout opportunity.

The Committee reviews market benchmarking data provided by its independent compensation consultant including information from the Company’s Executive Compensation Peer Group, as well as from general industry benchmarks to establish compensation levels that are competitive and serve the stated purpose.

Compensation Element	How Component Operates	Current Fee Structure (per annum)
Board Fees	• Annual retainer paid on a quarterly basis • Director may elect to receive fees in cash or in DSUs • DSUs accrue dividend equivalents in the form of additional DSUs	$80,000
Board Chair Fee	• Annual retainer payable on a quarterly basis 50% in DSUs and 50% in cash • Director may elect to receive cash fees in DSUs • DSUs accrue dividend equivalents in the form of additional DSUs	$150,000
Committee Chair Fees	• Annual retainer payable on a quarterly basis • Director may elect to receive fees in cash or in DSUs • DSUs accrue dividend equivalents in the form of additional DSUs	• Audit Committee: $25,000 • Compensation Committee: $20,000 • Nomination and Corporate Governance Committee: $15,000
Lead Independent Director Fee	• Annual retainer payable on a quarterly basis • Director may elect to receive fees in cash or in DSUs • DSUs accrue dividend equivalents in the form of additional DSUs	$30,000
Annual Equity Grant	• Offered to all Non-Executive Directors • Executive compensation peer group plus general industry benchmark provided by Meridian are used as benchmarks • Annual equity grant delivered in DSUs vests in four equal quarterly installments • DSUs accrue dividend equivalents in the form of additional DSUs	$160,000

Non-Executive Directors will only receive compensation for those services outlined in this Policy. There are no contracts or agreements that provide guaranteed amounts payable for service as a Non-Executive Director of Nielsen, and there are no similar arrangements that provide for any guaranteed compensation (other than for any accrued or deferred amounts, if applicable, for services rendered as a Non-Executive Director) upon a Non-Executive Director’s termination of service from our Board of Directors. The Committee may in exceptional circumstances provide compensation that exceeds or is different from that payable to Non-Executive Directors but is aligned with the policy for Executive Directors. An example may include when an Executive Director transitions from company employee to Non-Executive Director . In these cases, the Committee

2016 PROXY STATEMENT C-8

DIRECTORS’ COMPENSATION POLICY

may find it appropriate to elect to continue offering components of the Executive Director compensation program for the former employee as it did for Mr. Calhoun (disclosed in the Directors’ Compensation Report). When recruiting a new external Non-Executive Director, the Committee or Board will structure pay in line with the existing policy for Non-Executive Directors set out above.

2016 PROXY STATEMENT C-9

Nielsen Holdings plc
85 Broad Street
New York, NY 10004
United States

www.nielsen.com

nielsen AN UNCOMMON SENSE OF THE CONSUMER™

NIELSEN HOLDINGS PLC

40 DANBURY ROAD

WILTON, CT 06897-4445

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 20, 2016 (June 16, 2016 for 401(k) plan shareholders). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to nielsen.onlineshareholdermeeting.com

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 20, 2016 (June 16, 2016 for 401(k) plan shareholders). Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by June 20, 2016 (June 16, 2016 for 401(k) plan shareholders).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M98992-P77448	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NIELSEN HOLDINGS PLC

Our Board of Directors recommends that you vote “FOR” each director nominee listed in Proposal 1 in the proxy statement and “FOR” Proposals 2 through 8 described in the proxy statement, summaries of which are set out below:

1.	To elect the Directors listed below:		For	Against	Abstain

	1a.	James A. Attwood, Jr.	☐	☐	☐			For	Against	Abstain

	1b.	Mitch Barns	☐	☐	☐	2.	To ratify the appointment of Ernst & Young LLP as	☐	☐	☐
							our independent registered public accounting firm for the year ending December 31, 2016.

	1c.	David L. Calhoun	☐	☐	☐

	1d.	Karen M. Hoguet	☐	☐	☐	3.	To reappoint Ernst & Young LLP as our UK statutory	☐	☐	☐
							auditor to audit our UK statutory annual accounts for the year ending December 31, 2016.

	1e.	James M. Kilts	☐	☐	☐	4.	To authorize the Board of Directors to determine	☐	☐	☐
							the compensation of our UK statutory auditor.

	1f.	Harish Manwani	☐	☐	☐	5.	To approve the Nielsen Holdings plc 2016	☐	☐	☐
							Employee Share Purchase Plan.

	1g.	Kathryn V. Marinello	☐	☐	☐	6.	To approve on a non-binding, advisory basis the	☐	☐	☐
							compensation of our named executive officers as disclosed in the proxy statement pursuant to the rules of the U.S. Securities and Exchange Commission.

	1h.	Robert Pozen	☐	☐	☐

	1i.	Vivek Ranadivé	☐	☐	☐	7.	To approve on a non-binding, advisory basis the	☐	☐	☐
							Directors’ Compensation Report for the year ended December 31, 2015.

	1j.	Javier G. Teruel	☐	☐	☐	8.	To approve the Directors’ Compensation Policy.	☐	☐	☐

	1k.	Lauren Zalaznick	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NIELSEN HOLDINGS PLC

Annual Meeting of Shareholders

June 21, 2016

9:00 a.m. (Eastern Time)

nielsen.onlineshareholdermeeting.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, the US Annual Report and the UK Annual Report are available at www.proxyvote.com. You will need the 16-digit control number included on this proxy card in order to access the proxy materials on www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

M98993-P77448

NIELSEN HOLDINGS PLC

Annual Meeting of Shareholders

June 21, 2016 9:00 AM (Eastern Time)

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Nielsen Holdings plc hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting of Shareholders and any adjournments or postponements thereof, acknowledges receipt of the Proxy Statement, dated April 29, 2016, and appoint(s) Mitch Barns, Jamere Jackson, Eric J. Dale and Harris Black, and each of them, as the undersigned’s true and lawful proxies, each with the power to appoint his substitute(s), and hereby authorize(s) them to represent and to vote all of the shares of Nielsen Holdings plc that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. (Eastern Time) on June 21, 2016, and at any adjournment or postponement thereof, upon all subjects that may properly come before the annual meeting, including, the matters described in the proxy statement furnished with this proxy card, subject to the directions indicated on the reverse side of this card, with all the power the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE OF THIS PROXY CARD. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” THE APPROVAL OF PROPOSALS 2 THROUGH 8, WHICH PROPOSALS ARE LISTED ON THE REVERSE SIDE OF THIS PROXY CARD, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE